COMBINED PROXY STATEMENT AND PROSPECTUS

                           FOR THE REORGANIZATION OF

                                HIGH YIELD FUND

                   (A SERIES OF NOMURA PARTNERS FUNDS, INC.)

                                      INTO

                             NOMURA HIGH YIELD FUND

               (A SERIES OF THE ADVISORS' INNER CIRCLE FUND III)

                                      AND

                      STATEMENT OF ADDITIONAL INFORMATION

                   TO COMBINED PROXY STATEMENT AND PROSPECTUS

                               NOVEMBER 13, 2014



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                          NOMURA PARTNERS FUNDS, INC.
                                HIGH YIELD FUND
                           4 COPLEY PLACE, 5TH FLOOR
                                    CPH-0326
                                BOSTON, MA 02116


                                                               November 13, 2014

Dear Valued Shareholder:

We are sending this information to you because you are a shareholder of the High Yield Fund (the "EXISTING FUND"), a series of capital stock of the Nomura Partners Funds, Inc. (the "COMPANY"). We are pleased to announce that Nomura Asset Management U.S.A. Inc. ("NAM USA"), the Existing Fund's investment adviser, has recommended, and, after careful consideration, the Board of Directors of the Existing Fund has approved a tax-free reorganization of the Existing Fund into the Nomura High Yield Fund (the "NEW FUND"), a newly formed series of The Advisors' Inner Circle Fund III ("ACQUIRING TRUST") (the "REORGANIZATION"). The proposed Reorganization will not result in any material change to the Existing Fund's investment objective, strategies or investment policies.

Portfolio management will remain unchanged in the New Fund. NAM USA will act as the New Fund's investment adviser and Nomura Corporate Research and Asset Management Inc. ("NCRAM") will serve as the New Fund's sub-adviser. The investment advisory fee for the New Fund will be lower than the fee for the Existing Fund. NAM USA will be paid an investment advisory fee of 0.50% for the New Fund, a reduction from its current fee of 0.65% for the Existing Fund. NAM USA will be responsible for payment of NCRAM's sub-advisory compensation. In addition, NAM USA and NCRAM have agreed to a cap of 0.65% on the annual total operating expenses for the New Fund until at least January 29, 2016, which is a reduction from the current cap of 0.85% on the annual total operating expenses for the Existing Fund. So for at least this period after the Reorganization, the expense ratio of the New Fund will be lower than the expense ratio of the Existing Fund.

The Board of Directors of the Company (the "NPF BOARD") has called a special meeting of shareholders (the "SPECIAL MEETING") of the Existing Fund. The Special Meeting is scheduled to be held at 11:30 a.m. Eastern time, on December 5, 2014, at the offices of Davis Polk & Wardwell LLP located at 450 Lexington Avenue, New York, NY 10017. At the Special Meeting, shareholders of the Existing Fund will be asked to vote on the Reorganization. A Combined Proxy Statement and Prospectus (the "PROXY STATEMENT/PROSPECTUS") regarding the Special Meeting, a proxy card for your vote at the Special Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. Also enclosed is the Statement of Additional Information to the Proxy Statement/Prospectus which should be read in conjunction with the Proxy Statement/Prospectus and provides additional information about the Reorganization.

At the request of NAM USA, the NPF Board has carefully considered and has approved the proposed Reorganization, subject to approval by the Existing Fund's shareholders.

Likewise, the Board of Trustees of the Acquiring Trust has approved the proposed Reorganization subject to approval by the Existing Fund's shareholders. In addition, the Board of Trustees of the Acquiring Trust has authorized the formation of the New Fund and approved an investment advisory agreement with NAM USA and a sub-advisory agreement with NCRAM to serve as the New Fund's investment adviser and sub-adviser, respectively.

If the Existing Fund shareholders approve the Reorganization, the Reorganization will take effect on or about December 8, 2014. At that time, the shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for shares of the New Fund with the same aggregate value, as follows:

EXISTING FUND                                                    NEW FUND
--------------------------------------------------------------------------------
Class A ........................................................ Class I
Class C ........................................................ Class I
Class I ........................................................ Class I


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As further explained in the enclosed Proxy Statement/Prospectus, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current shares in the Existing Fund will be exchanged for shares of the New Fund at the closing of the Reorganization. This exchange is expected to be a tax-free exchange for shareholders. You may redeem shares of the Existing Fund in the ordinary course until the last business day before the closing. A redemption of shares made before the closing may be treated as a taxable event. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund received in connection with the Reorganization.

More information on the New Fund, reasons for the proposed Reorganization and benefits to the Existing Fund's shareholders is contained in the enclosed Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization, which is expected to close on or about December 8, 2014.

The NPF Board recommends that shareholders vote "FOR" the Reorganization. We urge you to vote your shares:

     o By completing and returning the enclosed proxy card in the envelope provided at your earliest convenience;

     o By Internet by visiting the website that appears on the enclosed proxy card;

     o By touch-tone telephone by calling the 1-800 number that appears on the enclosed proxy card; or

     o    In person at the Special Meeting on December 5, 2014.

Voting by telephone or the Internet will reduce the time and costs associated with the proxy solicitation. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN DECEMBER 1, 2014.

Solicitation may be made by letter, telephone, facsimile, or telegram. In addition to solicitation by mail and by telephone by a proxy solicitation firm retained for this purpose, representatives of the Company, NAM USA and NCRAM, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

We appreciate your participation and prompt response to this matter and thank you for your continued support.

Sincerely,

Richard J. Berthy
PRINCIPAL EXECUTIVE OFFICER AND PRESIDENT
Nomura Partners Funds, Inc.

                          NOMURA PARTNERS FUNDS, INC.
                                HIGH YIELD FUND
                           4 COPLEY PLACE, 5TH FLOOR
                                    CPH-0326
                                BOSTON, MA 02116
                                 1-800-535-2726

  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS OF THE HIGH YIELD FUND OF NOMURA
                              PARTNERS FUNDS, INC.
             SCHEDULED FOR 11:30 A.M. EASTERN TIME DECEMBER 5, 2014


To the High Yield Fund Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (the "SPECIAL MEETING") of the High Yield Fund (the "EXISTING FUND''), a series of capital stock of Nomura Partners Funds, Inc., a Maryland corporation (the "COMPANY"), is scheduled for December 5, 2014, at 11:30 a.m. Eastern time, at the offices of Davis Polk & Wardwell located at 450 Lexington Avenue, New York, New York
10017.

The purposes of the Special Meeting of the Existing Fund are as follows:

1. To consider and approve an Agreement and Plan of Reorganization (the "PROPOSAL") providing for (i) the transfer of all of the assets of the Existing Fund to the Nomura High Yield Fund (the "NEW FUND"), a new series of The Advisors' Inner Circle Fund III ("ACQUIRING TRUST") and the assumption by the New Fund of certain of the liabilities of the Existing Fund in exchange for Class I shares of the New Fund; (ii) the distribution of such Acquiring Fund shares to the shareholders of the Existing Fund; and (iii) the termination, dissolution and complete liquidation of the Existing Fund (the "REORGANIZATION"); and

2. To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Shareholders of record at the close of business on November 3, 2014, are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR PROMPTLY CAST YOUR VOTE BY TELEPHONE OR VIA THE INTERNET so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Special Meeting, you may change your vote, if desired, at that time.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the Special Meeting may be adjourned, without further notice other than announcement at the Special Meeting, to permit further solicitation of proxies. The Special Meeting may be adjourned an unlimited number of times as long as the adjourned meeting is held no more than 120 days from the record date.

By Order of the Board of Directors of
Nomura Partners Funds, Inc.

Jesse D. Hallee
Secretary
November 13, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2014 OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. This Notice and Proxy Statement/ Prospectus are available on the Internet at WWW.NOMURAPARTNERSFUNDS.COM. On this website, you will be able to access this Notice, the Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT - We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the Internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

                           PROXY STATEMENT/PROSPECTUS

                            DATED NOVEMBER 13, 2014

                          NOMURA PARTNERS FUNDS, INC.
                                HIGH YIELD FUND
                          4 COPLEY PLACE, 5TH FLOOR
                                    CPH-0326
                                BOSTON, MA 02116
                                 1-800-535-2726

A Special Meeting of Shareholders scheduled for December 5, 2014, at 11:30 a.m. Eastern time at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017

The Board of Directors of Nomura Partners Funds, Inc., a Maryland corporation (the "COMPANY"), has called a special meeting of shareholders (the "SPECIAL MEETING") of the High Yield Fund (the "EXISTING FUND"), a series of capital stock of the Company, for the following purposes:

1. To consider and approve an Agreement and Plan of Reorganization (the "PROPOSAL") providing for (i) the transfer of all of the assets of the Existing Fund to the Nomura High Yield Fund (the "NEW FUND"), a new series of The Advisors' Inner Circle Fund III ("ACQUIRING TRUST") and the assumption by the New Fund of certain of the liabilities of the Existing Fund in exchange for Class I shares of the New Fund; (ii) the distribution of such Acquiring Fund shares to the shareholders of the Existing Fund; and
     (iii) the termination, dissolution and complete liquidation of the Existing Fund (the "REORGANIZATION"); and

2. To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Subject to and conditioned upon shareholder approval of the Proposal, the Board of Directors of the Company (the "NPF BOARD"), on behalf of the Existing Fund, has approved:

THE REORGANIZATION OF:                     INTO:

HIGH YIELD FUND                            NOMURA HIGH YIELD FUND
A SERIES OF                                A SERIES OF
NOMURA PARTNERS FUNDS, INC.                THE ADVISORS' INNER CIRCLE FUND III
4 COPLEY PLACE, 5TH FLOOR                  C/O SEI CORPORATION
CPH-0326                                   ONE FREEDOM VALLEY DRIVE
BOSTON, MA 02116                           OAKS, PENNSYLVANIA 19456
1-800-535-2726                             1-800-932-7781


  (the Existing Fund and New Fund are collectively referred to as the "FUNDS")

                                  INTRODUCTION

This Proxy Statement/Prospectus provides you with information to consider and vote on in connection with the Proposal providing for the Reorganization. The New Fund is a newly created series of the Acquiring Trust. The NPF Board has already authorized, subject to shareholder approval of the Proposal, the tax-free Reorganization of the Existing Fund into the New Fund. Shareholder approval of the Proposal will allow the Reorganization, which will involve the transfer of all or substantially all the assets of the Existing Fund to the New Fund, to proceed without further action by the shareholders.

The Existing Fund and the New Fund are both open-end investment companies registered under the Investment Company Act of 1940, as amended (the "1940 ACT"). The Reorganization will involve:

     o    the transfer of all of the assets of the Existing Fund to the New
          Fund;

     o the assumption by the New Fund of certain of the liabilities of the Existing Fund;

     o the issuance of Class I shares of the New Fund to holders of Class A, Class C and Class I shares of the Existing Fund, respectively; and

     o the subsequent, complete liquidation, dissolution and termination of the Existing Fund.

As a result of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. Existing Fund Class I shareholders will receive an equal number of full and fractional shares of the New Fund. Existing Fund Class A and Class C shareholders will receive Class I shares of the New Fund with an aggregate net asset value equal to the aggregate NAV of the shares of the Existing Fund held by them as of close of business on the day immediately preceding the day of the Reorganization (the "VALUATION DATE"). Until the Valuation Date, Existing Fund shareholders will continue to be able to redeem their shares at the next determined share price after receipt of a redemption request in proper form by the transfer agent for the Existing Fund (see "HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES -- HOW TO PURCHASE SHARES" in the Existing Fund Prospectus and the same section in Appendix C to this Proxy Statement/Prospectus). Upon the consummation of the Reorganization, Existing Fund and New Fund shareholders will be free to redeem the shares of the New Fund at the next determined share price after receipt of a redemption request in proper form by the New Fund.

If shareholders of the Existing Fund do not vote to approve the Proposal, the Directors of the Company (the "NPF BOARD") will consider other possible courses of action in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund, which will be a taxable event for most shareholders of the Existing Fund.

SHAREHOLDERS OF THE EXISTING FUND ARE BEING ASKED TO VOTE TO APPROVE THE PROPOSAL. IF THE PROPOSAL IS APPROVED, NO FURTHER ACTION ON THE PART OF SHAREHOLDERS OF THE EXISTING FUND WILL BE REQUIRED TO EFFECT THE TAX-FREE REORGANIZATION.

Each of the Company and the Acquiring Trust is an open-end management investment company registered under the 1940 Act. The Company is a Maryland corporation. The Acquiring Trust is a Delaware statutory trust. Nomura Asset Management U.S.A. Inc. ("NAM USA") is the investment adviser to the Existing Fund. Nomura Corporate Research and Asset Management Inc. ("NCRAM") is the investment sub-adviser to the Existing Fund. NAM USA believes that the shareholders of the Existing Fund will benefit from the Reorganization where NAM USA and NCRAM will continue to serve as the investment adviser and the sub-adviser, respectively, to the New Fund.

Other service providers of the Funds are as follows:

EXISTING FUND: Boston Financial Data Services Inc. ("BFDS") is the transfer agent for the Existing Fund, and State Street Bank and Trust Company ("STATE STREET") provides administrative and fund accounting services for the Existing Fund. Foreside Funds Distributors LLC is the principal distributor of the Existing Fund.

NEW FUND: DST Systems, Inc. is the transfer agent for the New Fund and SEI Investments Global Funds Services is the administrative and fund accounting agent for the New Fund. SEI Investments Distribution Co. is the principal distributor of the New Fund.

For more information comparing the service providers see "PRINCIPAL SERVICE PROVIDERS" on page 34 of this Proxy Statement/Prospectus.

As explained in greater detail below, the approval of this Proposal will, in effect, ratify or approve action taken by the Board of the Acquiring Trust, on behalf of the New Fund, to approve an investment advisory agreement with NAM USA and an investment sub-advisory agreement between NAM USA and NCRAM. The sole initial shareholder of the New Fund will provide initial shareholder approval of these agreements.

This Proxy Statement/Prospectus sets forth the information that a shareholder of the Existing Fund should know before voting on the Proposal and should be retained for future reference. Additional information about the Funds is available in the:

     o Prospectus for the Existing Fund dated January 28, 2014 (the "EXISTING FUND PROSPECTUS");

     o Prospectus for the New Fund dated November 4, 2014 (the "NEW FUND PROSPECTUS");

     o Annual and semi-annual reports to shareholders of the Existing Fund dated September 30, 2013 and March 31, 2014, respectively
          (the "EXISTING FUND REPORTS");

     o Statement of Additional Information of the Existing Fund dated January 28, 2014 (the "EXISTING FUND SAI"); and

     o Statement of Additional Information of the New Fund dated November 4, 2014 (the "NEW FUND SAI").

These documents are on file with the Securities and Exchange Commission (the "SEC") and each accompanies this Proxy Statement/Prospectus. Each of the New Fund Prospectus and the Statement of Additional Information to this Proxy Statement/Prospectus is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. Additional information about the Existing Fund, including information about its Investment Objective/Goals, Fee Table, Investments, Risks and Performance, Management, Purchase and Sale of Existing Fund Shares, Taxes, Financial Intermediary Compensation, Disclosure of Portfolio Holdings, Organization, Capital Structure, Shareholder Information, Distribution Arrangements and Financial Highlights Information is attached as Appendix C to this Proxy Statement/ Prospectus.

This Proxy Statement/Prospectus will be mailed on or about November 17, 2014 to shareholders of record of the Existing Fund as of November 3, 2014 (the "RECORD DATE").

Copies of these materials and other information about the Existing Fund, the New Fund or the Acquiring Trust are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:


   FOR INQUIRIES REGARDING                        FOR INQUIRIES REGARDING
      THE EXISTING FUND:                      THE NEW FUND OR THE ACQUIRING
                                                             TRUST:

NOMURA PARTNERS FUNDS, INC.                THE ADVISORS' INNER CIRCLE FUND III
  4 COPLEY PLACE, 5TH FLOOR                        C/O SEI CORPORATION
           CPH-0326                             ONE FREEDOM VALLEY DRIVE
      BOSTON, MA 02116                           OAKS, PENNSYLVANIA 19456
        1-800-535-2726                                 1-800-932-7781
         WWW.NOMURA
      PARTNERSFUNDS.COM


The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the 1940 Act, and in accordance therewith files reports and other information with the SEC.

You can copy and review information about the Funds (including the Existing Fund SAI) at the SEC's Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 551-8090. Proxy materials, reports and other information about the Existing Fund, the Acquiring Trust and the New Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 5, 2014. The Proxy Statement/Prospectus for the Special Meeting is available at: WWW.NOMURAPARTNERSFUNDS.COM.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE EXISTING FUND OR THE NEW FUND.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE

Questions & Answers Regarding the Reorganization ...........................   1
Summary ....................................................................   4
   The Reorganization ......................................................   4
   The Funds ...............................................................   5
   Comparison of Fees and Expenses of the Funds ............................   5
   Comparison of Investment Objective and Principal
     Strategies of the Funds ...............................................   8
   Comparison of Purchase and Redemption Procedures
     and Exchange Rights ...................................................   9
Risk of Investing in the Funds .............................................  12
Performance of the Funds ...................................................  16
Information About the Reorganization .......................................  18
   Description of the Reorganization .......................................  18
   Board Consideration of the Reorganization ...............................  19
   Fees and Expenses of the Reorganization .................................  20
   U.S. Federal Income Tax Consequences of the Reorganization ..............  20
   Existing and PRO FORMA Capitalizations of the Funds .....................  22
Comparison of Organization, Structure and Governance of the Funds ..........  23
   Comparison of Shareholder Rights and Corporate Governance ...............  23
   Comparison of Fundamental and Non-Fundamental Investment
     Restrictions ..........................................................  27
   Comparisons of Investment Advisory Agreements, Investment
     Sub-Advisory Agreements and Contractual Expense Limitations ...........  30
   Payments to Broker-Dealers and Other Financial Intermediaries ...........  34
   Principal Service Providers .............................................  34
General Information About the Special Meeting ..............................  36
Financial Highlights .......................................................  39
Appendix A Agreement and Plan of Reorganization ............................   1
Appendix B Beneficial Ownership of the Existing Fund .......................   1
Appendix C Additional Information about the Existing Fund ..................   1

                         QUESTIONS & ANSWERS REGARDING
                               THE REORGANIZATION

HERE ARE SOME ANSWERS TO QUESTIONS YOU MAY HAVE ABOUT THE REORGANIZATION. THESE RESPONSES ARE QUALIFIED IN THEIR ENTIRETY BY THE REMAINDER OF THIS PROXY STATEMENT/PROSPECTUS, WHICH YOU SHOULD READ CAREFULLY BECAUSE IT CONTAINS ADDITIONAL INFORMATION AND FURTHER DETAILS REGARDING THE REORGANIZATION.

Q. WHY AM I RECEIVING THIS PROXY STATEMENT/PROSPECTUS?

A. You are receiving this Proxy Statement/Prospectus in connection with the upcoming Special Meeting of the Existing Fund, a series of the Company, on December 5, 2014. At the Special Meeting the following proposal will be considered:

     o    To consider and approve the Reorganization.

Q. HAS THE NPF BOARD APPROVED THE REORGANIZATION?

A. Yes, the NPF Board has determined that the Reorganization is in the best interests of the Existing Fund and its shareholders and the NPF Board has approved the Proposal.

Q. WHAT WILL HAPPEN TO MY EXISTING SHARES?

A. As a result of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. Existing Fund Class I shareholders will receive an equal number of full and fractional Class I shares of the New Fund. Existing Fund Class A and Class C shareholders will receive Class I shares of the New Fund with an aggregate net asset value equal to the aggregate NAV of the shares of the Existing Fund held by them as of the Valuation Date of the Reorganization. Shareholders of the Existing Fund will not pay any sales charges in connection with the Reorganization.

Q. HOW DO THE INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF THE EXISTING FUND AND THE NEW FUND COMPARE?

A. The investment objectives of the Existing Fund and the New Fund are the same. Both Funds seek to achieve current yield and capital growth. With respect to principal investment strategies, the New Fund may invest up to 20% of its assets in loans, while the Existing Fund is limited to investing up to 10% of its assets in loans. Otherwise, the principal investment strategies of the Funds are the same in all material respects, although the manner in which they are described in the Existing Fund Prospectus differs from the manner in which they are described in the New Fund Prospectus. Summaries of the principal investment strategies from the Existing Fund Prospectus and the corresponding sections from the New Fund prospectus are provided in this Proxy Statement/Prospectus under the heading "Comparison of Investment Objective and Principal Strategies of the Funds."

Q. WILL I INCUR ANY TRANSACTION COSTS AS A RESULT OF THE REORGANIZATION?

A. No. Shareholders will not incur any transaction costs (e.g., sales charges or redemption fees) as a result of the Reorganization. As the New Fund portfolio managers are the same as the Existing Fund portfolio managers and no alignment or repositioning of the portfolio is anticipated as a result of the Reorganization, it is expected that no securities held by the Existing Fund will be sold in connection with the Reorganization. After the Reorganization, as is currently the case, the New Fund may purchase and sell securities and other assets in the normal course of business. Such purchases and sales may result in transaction costs, which will be indirectly borne by shareholders, and capital gains distributions, which may be taxable.

Q. WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. No. The Reorganization is intended to have no direct or indirect federal income tax consequences for you. However, the sale of securities by the Existing Fund prior to the Reorganization could result in taxable gains to its shareholders. As a condition of the Reorganization, the Existing Fund and the New Fund will receive an opinion of counsel to the New Fund that the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "CODE") and, generally, that no gain or loss will be recognized to the Existing Fund, its shareholders or the New Fund with respect to the Reorganization. Shareholders will have an adjusted tax basis in the shares of the New Fund received in the Reorganization that is equal to the adjusted tax basis of the shares of the Existing Fund surrendered in the Reorganization. The holding period for shares of the New Fund received in the Reorganization will include the holding period of the shares of the

Existing Fund exchanged for shares of the New Fund. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Q. WILL PORTFOLIO MANAGEMENT CHANGE?

A. Portfolio management will remain unchanged in the New Fund. NAM USA will act as the New Fund's investment adviser and NCRAM will serve as the New Fund's sub-adviser.

Q. WILL THE REORGANIZATION RESULT IN LOWER OPERATING EXPENSES FOR
SHAREHOLDERS?

A. Yes. The Reorganization will result in lower advisory fees and, until at least January 29, 2016, lower total fund expenses for shareholders. NAM USA has agreed to an investment advisory fee of 0.50% of the average net assets for the New Fund, a reduction of its current investment advisory fee of 0.65% fee for the Existing Fund. NAM USA will be responsible for payment of NCRAM's sub-advisory compensation. In addition, NAM USA has contractually agreed that, until January 29, 2016, it will reduce fees and reimburse expenses to the extent necessary to keep the New Fund's total annual fund operating expenses (excluding any class-specific expenses, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the New Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses not incurred in the ordinary course of such Fund's business) from exceeding 0.65% of the New Fund's average daily net assets. During this period, Class I shareholders of the Existing Fund are expected to enjoy a 20 basis point expense reduction; Class A shareholders will enjoy a 45 basis point expense reduction; and Class C shareholders will enjoy a 125 basis point expense reduction.

Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If the Proposal is approved by the shareholders of record of the Existing Fund, the Reorganization is expected to occur on or about December 8, 2014.

Q. WHO WILL PAY FOR THE REORGANIZATION?

A. NAM USA will pay the expenses of the proxy solicitation and shareholders meeting, including legal expenses, printing, packaging and postage.

Q. WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE THE PROPOSAL?

A. Approval of the Proposal requires the affirmative "vote of a majority of the outstanding shares entitled to vote" on the Proposal as that term is defined under the 1940 Act. Each whole share of the Existing Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The term "VOTE OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE" means the vote of the lesser of:

     (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Existing Fund are present or represented by proxy at the Special Meeting; or

     (2)  more than 50% of the outstanding voting securities of the Existing
          Fund.

Q. WHAT HAPPENS IF A QUORUM IS NOT PRESENT AT THE MEETING OR IF SUFFICIENT VOTES TO PASS THE PROPOSAL ARE NOT OBTAINED BY THE MEETING DATE?

A. In the event that a quorum (defined by the Company's By-Laws as a majority of the shares of capital stock of the Existing Fund outstanding and entitled to vote) is not present at the Special Meeting, shareholders holding a majority of the shares represented at such meeting may, without further notice, adjourn the same from time to time until a quorum shall attend, but no business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted had the meeting not been adjourned. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment.

If a quorum is in attendance at the Special Meeting but the vote required to approve the Proposal is not obtained: (i) the Chairman of the NPF Board or the person presiding as Chairman of the meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, or (ii) upon motion of the Chairman of the NPF Board or the person presiding as Chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment with respect to the Proposal must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without notice other than announcement at the meeting. Any shares present and entitled to vote at the Special Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. The Special Meeting may be adjourned an unlimited number of times as long as the adjourned meeting is held no more than 120 days from the record date.

Q. HOW WILL NAM USA AND ITS AFFILIATES (OWNERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE EXISTING FUND) VOTE?

A. NCRAM owns a substantial portion of the outstanding shares of the Existing Fund. To address this conflict, NCRAM will "ECHO VOTE" or "MIRROR VOTE" its proxied shares in the same proportion as the votes of other proxy holders. This "echo voting" may result in a small number of shareholders determining the vote on the Proposal.

Q. WHAT IF THE PROPOSAL IS NOT APPROVED?

A. If shareholders of the Existing Fund do not vote to approve the Proposal, the NPF Board will consider other possible courses of action in the best interests of shareholders, including liquidation of the Existing Fund. These other courses of action may trigger taxable events for shareholders of the Existing Fund.

Q. HOW DOES THE NPF BOARD RECOMMEND THAT I VOTE?

A. The NPF Board recommends that you vote FOR the Proposal.

Q. WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the Proposal or the process of voting your shares, please call Boston Financial Data Services, Inc. ("BFDS"), the proxy solicitor, toll-free at 1-844-292-8012, weekdays during its business hours of 9:00 a.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q. HOW DO I VOTE MY SHARES?

A. You may authorize a proxy to vote by mail or on the Internet:

     o TO AUTHORIZE A PROXY TO VOTE BY MAIL, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

     o TO AUTHORIZE A PROXY TO VOTE ON THE INTERNET, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

     o    You may also attend the meeting and vote in person.

Q. WILL ANYONE CONTACT ME?

A. You may receive a call from BFDS, the proxy solicitor retained by NAM USA, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy. In addition to solicitation by BFDS, representatives of NAM USA, the Existing Fund, the Company and the Acquiring Trust, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

                   PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD
                          YOUR VOTE IS VERY IMPORTANT!

                                    SUMMARY

This Summary is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Existing Fund with those of the New Fund. This section is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. The Summary is qualified in its entirety by reference to the Prospectus for the Existing Fund and the New Fund. For more complete information, please read the Prospectus for each of the Funds.

THE REORGANIZATION

BACKGROUND. On September 18, 2014, the NPF Board approved the Agreement and Plan of Reorganization (the "REORGANIZATION AGREEMENT") with respect to the Existing Fund. The Reorganization Agreement provides for:

     o    the transfer of all of the assets of the Existing Fund to the New
          Fund;

     o the assumption by the New Fund of certain of the liabilities of the Existing Fund;

     o the issuance of Class I shares of the New Fund to holders of the Class A, Class C and Class I shares of the Existing Fund; and

     o    the complete liquidation, dissolution and termination of the Existing
          Fund.

The result of the Reorganization is that shareholders of the Existing Fund will become shareholders of the New Fund. No front-end sales charges or contingent deferred sales charges will be imposed in connection with the Reorganization. If shareholders of the Existing Fund do not vote to approve the Reorganization, the NPF Board may consider possible alternative arrangements in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

The NPF Board, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the transactions contemplated by the Reorganization. The NPF Board recommends that you vote FOR approval of the Reorganization.

TAX CONSEQUENCES. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences. It is a condition to the Reorganization Agreement that the Existing Fund receive an opinion from counsel to the New Fund that the Reorganization will qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, neither the Existing Fund nor the shareholders will recognize any gain or loss from the Reorganization for U.S. federal income tax purposes. At any time prior to the Reorganization, a shareholder may redeem shares of the Existing Fund in the ordinary course. Any such redemption will result in the recognition of taxable gain or loss by the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

DIVIDENDS. The Reorganization will not result in a change in dividend policy. Each of the Existing Fund and the New Fund intends to pay dividends of all or a portion of its net investment income on a monthly basis to shareholders, and will distribute its realized net capital gain, if any, annually. Each will, if necessary, make additional distributions.

SPECIAL CONSIDERATIONS AND RISK FACTORS. The investment objectives of the Existing Fund and the New Fund are identical. The principal investment strategies are substantially the same. For a comparison of each Fund's investment objectives and principal investment strategies, see "Investment Objectives" below. For a more complete discussion of the risks associated with the respective Funds, see "Principal Risks" below. The Reorganization Agreement requires the satisfaction of a number of conditions and may be terminated at any time by a determination of either the NPF Board or the Acquiring Trust Board that the Reorganization is no longer in the best interests of shareholders.

THE FUNDS

BUSINESS OF THE FUNDS. The Existing Fund is a series of the Company, an open-end investment management company established under Maryland law as a Maryland corporation, and is governed by the Company's charter, and amended and restated By-Laws (the "COMPANY BY-LAWS"). The New Fund is a newly formed series of the Acquiring Trust, an open-end investment management company established under Delaware law as a Delaware statutory trust, and is governed by the Acquiring Trust's Agreement and Declaration of Trust dated December 4, 2013 (the "TRUST INSTRUMENT"), and By-Laws (the "TRUST BY-LAWS"). The New Fund was formed for the purpose of acquiring the assets and liabilities of the Existing Fund pursuant to the terms of the Reorganization Agreement. The New Fund has not commenced investment operations as of this date and will not commence investment operations until the closing of the Reorganization.

If the Reorganization occurs, former shareholders of the Existing Fund, as shareholders of the New Fund, will have voting and other rights generally similar to those they had as shareholders of the Existing Fund, but as shareholders of the New Fund. The laws governing Maryland corporations and Delaware statutory trusts have similar effects, but they are different in certain respects. Please see "COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS" for more information regarding the differences between the governing documents of the Funds.

The Existing Fund offers three classes of shares, designated Class A, C and I. The New Fund offers one class of shares, Class I. If the Reorganization is approved, shareholders of the Existing Fund will receive Class I shares of the New Fund.

GENERAL. Following the Reorganization, the New Fund will be governed by Trustees and officers who are different from the Directors and officers of the Company. For a list of the Acquiring Trust's Trustees and officers and their principal occupations for the past five years, please see the New Fund SAI. Some of the various service providers for the Existing Fund are different from those of the New Fund. See "COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS -- PRINCIPAL SERVICE PROVIDERS" on page 34. The Existing Fund also has different operating and compliance policies and procedures than those of the New Fund.

                             HOW THE FUNDS COMPARE

INVESTMENT OBJECTIVES: The investment objectives of the Existing Fund and the New Fund are the same.

PRINCIPAL INVESTMENT STRATEGIES: The New Fund may invest up to 20% of its assets in loans, while the Existing Fund is limited to investing up to 10% of its assets in loans. Otherwise, the principal investment strategies of the Funds are the same in all material respects, although the manner in which they are described in the Existing Fund Prospectus differs from the manner in which they are described in the New Fund Prospectus. Please see "COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUNDS" in this Proxy Statement/Prospectus on page 8.

PRINCIPAL RISKS: The principal risks of the Existing Fund and New Fund are the same in all material respects. For a comparison of the risks of investing in the Existing Fund and the New Fund, please see "RISK OF INVESTING IN THE FUNDS" in this Proxy Statement/Prospectus on page 12.

COMPARISON OF FEES AND EXPENSES OF THE FUNDS

If the Reorganization is approved by shareholders, you, as a shareholder, will pay the fees assessed by the New Fund. The following tables compare the current fees and expenses of the Existing Fund with those of the New Fund. The Existing Fund's expenses are based upon the most recent audited financial statements as of September 30, 2013. Because the New Fund was not operational as of the date of this Proxy Statement/Prospectus, the fees shown for the New Fund are based, in part, on estimates.

                         COMPARISON OF SHAREHOLDER FEES


--------------------------------------------------------------------------------------------------------------------
                                      EXISTING FUND -      EXISTING FUND -      EXISTING FUND -       NEW FUND -
                                      CLASS A SHARES       CLASS C SHARES       CLASS I SHARES       CLASS I (PRO
                                                                                                        FORMA)
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                 3.75%               None                 None               None
Imposed on Purchase (as a percentage
of offering price)
--------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge               None*              1.00%                 None               None
(Load) for redemptions within one
year of Purchase (as a % of net asset
value)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee for redemptions              2.00%              2.00%                2.00%              2.00%
within 30 days of purchase
--------------------------------------------------------------------------------------------------------------------
Small Account                              $20.00              $20.00               $20.00              None
Balance Fee
--------------------------------------------------------------------------------------------------------------------

* No contingent deferred sales charge ("CDSC"), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.


                    COMPARISON OF ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

--------------------------------------------------------------------------------------------------------------------
                                      EXISTING FUND -      EXISTING FUND -      EXISTING FUND -         NEW FUND -
                                      CLASS A SHARES       CLASS C SHARES       CLASS I SHARES       CLASS I SHARES
                                                                                                       (PRO FORMA)
--------------------------------------------------------------------------------------------------------------------
Management Fees                          0.65%                 0.65%               0.65%                0.50%
--------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1)         0.25%                 1.00%               0.00%                0.00%
Fees
--------------------------------------------------------------------------------------------------------------------
Other Expenses                           1.92%                 2.02%               1.95 %               0.75%(+)
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating              2.82%                 3.67%               2.60%                1.25%(+)
Expenses
--------------------------------------------------------------------------------------------------------------------
Fee Waiver                              -1.72%**              -1.82%**            -1.75%**             -0.60%(++)
--------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating              1.10%                 1.85%               0.85%                0.65%(+)
Expenses After Fee Waiver
--------------------------------------------------------------------------------------------------------------------

+ Because the New Fund has not yet commenced operations, "OTHER EXPENSES," "TOTAL FUND OPERATING EXPENSES" and "TOTAL FUND OPERATING EXPENSES AFTER FEE WAIVER" are estimates.

** As described in the Existing Fund prospectus, NAM USA has contractually agreed to waive its management fee and, if necessary, to reimburse the Existing Fund so that total operating expenses of the Existing Fund are limited to 0.85% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2015. Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Existing Fund's expenses to exceed any expense limitation in place at the time those expenses were waived. The arrangement may not be terminated prior to January 28, 2015, except by action of the NPF Board.

++ NAM USA has contractually agreed to waive fees and/or reimburse expenses of the New Fund, to the extent necessary, so that total annual operating expenses of the New Fund are limited to 0.65% of the New Fund's average daily net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) until January 29, 2016 (the "Expense Limitation"). NAM USA may recover all or a portion of the amounts waived or reimbursed within a three-year period from the year in which NAM USA waived its fee or reimbursed expenses if the New Fund's total operating expenses are below the Expense Limitation. This agreement may be terminated: (i) by the Acquiring Trust Board, for any reason at any time, or (ii) by NAM USA, upon ninety (90) days' prior written notice to the Acquiring Trust, effective as of the close of business on January 29, 2016.

EXPENSE EXAMPLE

These Examples will help you compare the cost of investing in the New Fund with the cost of investing in the Existing Fund, assuming the Reorganization is approved. These Examples assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that both Fund's expenses are reduced during the first year by a fee waiver and expense limitation agreement. All expense information is based on the information set forth in the expense table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
FUND/SHARE CLASS          1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
EXISTING FUND
  Class A Shares          $ 483       $1,059      $1,661      $3,285
  Class C Shares          $ 188       $  955      $1,742      $3,806
  Class I Shares          $  87       $  642      $1,223      $2,804
NEW FUND
  Class I Shares
   (PRO FORMA)            $  66       $  316      $  608      $1,440
--------------------------------------------------------------------------------

The Examples above should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "TURNS OVER" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples above, affect each Fund's performance.

EXISTING FUND: During the period from commencement of operations on December 27, 2012 to September 30, 2013, the Existing Fund's portfolio turnover rate was 148% of the average value of its portfolio.

NEW FUND: The New Fund will not commence operations until closing of the Reorganization. It is anticipated that the portfolio turnover rate of the New Fund may be 100% or more.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUNDS.

This section will help you compare the investment objective and principal investment strategies of the Existing Fund with those of the New Fund. As noted below, the investment objectives are identical and the principal investment strategies are substantially the same. More complete information may be found in each Fund's prospectus.

EXISTING FUND                                                                   NEW FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                        INVESTMENT OBJECTIVE

The Fund seeks to achieve current yield and capital growth.        The Fund seeks to achieve current yield and capital growth.

                                                  PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80%          Under normal circumstances, the Fund will invest at least
of its assets, plus any borrowings for investments purposes,       80% of its assets, plus any borrowings for investment
in a portfolio of high yield bonds (also known as "JUNK            purposes, in a portfolio of high yield bonds rated below
BONDS") rated below investment grade by Moody's                    investment grade by Moody's Investors Services Inc.
Investors Services Inc. ("MOODY'S"), Standard & Poor's             ("MOODY'S"), Standard & Poor's Rating Services ("S&P"),
Rating Services ("S&P"), or Fitch, Inc. ("FITCH"), or, if          or Fitch, Inc. ("FITCH"), or, if unrated, determined to be of
unrated, determined to be of comparable quality by Nomura          comparable quality by Nomura Corporate Research and
Corporate Research and Asset Management Inc.                       Asset Management Inc. ("NCRAM").
("NCRAM") or the "SUB-ADVISER"), the Fund's sub-
adviser.

The Fund defines high yield bonds to include the following         The Fund defines high yield bonds to include the following
(provided they are unrated or rated below investment-              (provided they are unrated or rated below investment-
grade): bank loans in the form of assignments or                   grade): bank loans; payment-in-kind securities; deferred
participations; payment-in-kind securities; deferred               payment securities; fixed, variable and floating rate
payment securities; fixed, variable and floating rate              obligations; asset-backed securities; convertible securities;
obligations; asset-backed securities; convertible securities;      zero-coupon bonds; and debt obligations. The Fund may
zero-coupon bonds; and debt obligations. The Fund may              invest in new issuances of high yield bonds. The Fund may
invest in new issuances of high yield bonds. The Fund may          invest in distressed high yield bonds.
invest in distressed high yield bonds.

NCRAM anticipates that the Fund will be invested in a              NCRAM anticipates that the Fund will be invested in a
diversified portfolio of high yield bonds. Maturity is not a       diversified portfolio of high yield bonds. Maturity is not a
consideration in selecting the Fund's investments. The Fund        consideration in selecting the Fund's investments. The Fund
may engage in active and frequent trading in seeking to            may engage in active and frequent trading in seeking to
achieve its investment objective.                                  achieve its investment objective.

In addition to investing in high yield bonds, NCRAM can            In addition to investing in high yield bonds, NCRAM can
invest up to 20% of the Fund's assets in a wide range of           invest up to 20% of the Fund's assets in a wide range of
securities, including investment grade bonds, common               securities, including investment grade bonds, common stock
stock, preferred securities and money market instruments.          of issuers of any market capitalization, loans, preferred
Up to 20% of the Fund's assets may be invested in                  securities and money market instruments. Up to 20% of the
securities not denominated in U.S. dollars. The Fund may           Fund's assets may be invested in securities not denominated
invest without limit in U.S. dollar-denominated securities of      in U.S. dollars. The Fund may invest without limit in U.S.
foreign issuers. The Fund's foreign investments (U.S.              dollar-denominated securities of foreign issuers. The Fund's
dollar or non-U.S. dollar-denominated) may include                 foreign investments (U.S. dollar or non-U.S. dollar-
companies in, or governments of emerging market                    denominated) may include companies in, or governments of
countries.                                                         emerging market countries.



COMPARISON OF PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE RIGHTS

PURCHASE PROCEDURES

The Existing Fund has been closed to new investments since October 2013. Even though the Existing Fund and the New Fund employ a different transfer agent, the purchase procedures of the Existing Fund (prior to October 2013) and the New Fund are substantially similar, in that shares of the Funds may be purchased directly from the Fund, as well as through benefit plan administrators or financial intermediaries. These procedures, as well as other features related to investing in the Fund, are summarized below. A more complete description of the Existing Fund's and the New Fund's procedures can be found in the Existing Fund Prospectus (and by reference to the section entitled "How to Purchase, Exchange and Redeem Shares" in Appendix C to this Proxy Statement/Prospectus, and the New Fund Prospectus, respectively.

SHARE CLASSES

EXISTING FUND: The Existing Fund offers three classes of shares, Class A, Class C and Class I. As discussed above under Fees and Expenses, Existing Fund Class A shares are subject to a maximum initial sales charge of 3.75% . The remaining share classes of the Existing Fund are offered without an initial sales charge. Class C shares of the Existing Fund are subject to a contingent deferred sales charge (a "CDSC") of 1.00% (and purchases of Class A shares of the Existing Fund over $1,000,000, for which no front-end sales charge was paid, are subject to a 1% CDSC for redemptions within twelve months of investing).

NEW FUND: The New Fund offers one class of shares, Class I. The New Fund will be marketed by NAM USA's institutional sales team. Internal and external wholesalers will not be used. The New Fund will be sold to institutional investors, not to retail investors. However shareholders of the Existing Fund are grandfathered and will be able to purchase additional shares. New Fund Class I shares are offered without an initial sales charge or CDSC.

Please see the below chart listing the differences in account services and account fees between the Funds.

                              EXISTING FUND CLASS A      EXISTING FUND CLASS C      EXISTING FUND CLASS I      NEW FUND CLASS I
------------------------------------------------------------------------------------------------------------------------------------
Minimum Initial              $1,000 (Regular), $500     $1,000 (Regular), $500     $1,000,000                 $250,000*
Investment Amount for        (IRA & IRA Roth), $500     (IRA & IRA Roth), $500
Each Share Class             (Coverdell Education       (Coverdell Education
                             Savings Account            Savings Account
                             (Educational IRA)), $500   (Educational IRA)), $500
                             (Automatic Investment      (Automatic Investment
                             Plan)                      Plan)

Minimum Subsequent           $100                       $100                       $100                       $1,000
Investment Amount for
Each Share Class

Manner in which Shares       Mail, Wire, Internet       Mail, Wire, Internet       Mail, Wire, Internet       Mail, Wire, Automated
may be Purchased (e.g.,                                                                                       Clearing House
mail, wire, telephone,
Internet)

Manner in which Shares       Mail, Telephone,           Mail, Telephone,           Mail, Telephone,           Mail, Telephone,
may be Sold (e.g. mail,      Wire/ACH, Internet         Wire/ACH, Internet         Wire/ACH, Internet         Wire/ACH, Internet
wire, telephone, Internet)

Minimum Account              $1,000 (Small Account      $1,000 (Small Account      $1,000 (Small Account      $250,000 (subject to
Balance before               Fee of $20) and $500       Fee of $20) and $500       Fee of $20) and $500       Compulsory redemption)
Compulsory Redemption        (subject to Compulsory     (subject to Compulsory     (subject to Compulsory     (can be waived)*
(and whether it can be       redemption) (both can be   redemption) (both can be   redemption) (both can be
waived)                      waived)                    waived)                    waived)

Wiring Fees                  $10 for redemption wires   $10 for redemption wires   $10 for redemption wires   $10 for redemption
                                                                                                              wires

Systematic Investment        Systematic Withdrawal      Systematic Withdrawal      Systematic Withdrawal      Neither Offered
Plan and Systematic          Plan                       Plan                       Plan
Withdrawal Plan

--------------------------
* The minimum is waived for the Existing Fund shareholders.


REDEMPTION PROCEDURES

Shareholders may redeem shares of the Funds on any day that the New York Stock Exchange is open for business. The redemption procedures for the Existing Fund and the New Fund are similar but not the same (see above chart).

Both Funds may require a signature guarantee for redemptions.

Both Funds impose a 2.00% redemption fee for redemptions that occur within 30 days after purchase. The redemption fees do not apply in certain circumstances with respect to both Funds. The Funds may grant exemptions from the redemption fee where the Fund has previously received assurances (that they in their discretion deem to be appropriate in the circumstances) that transactions to be entered into by an account will not involve market timing activity. Types of accounts that may be considered for this exemption include asset allocation programs that offer automatic re-balancing; wrap-fee accounts, or similar types of accounts or programs; and certain types of 401(k) or other retirement accounts that provide default investment options. The Funds may also waive the imposition of redemption fees in cases of death; and otherwise where the Funds, in their discretion, believe it is appropriate in the circumstances.

NEW FUND: The New Fund will waive the redemption fee on its shares issued to Existing Fund shareholders in connection with the Reorganization.

EXISTING FUND: Shareholders of the Existing Fund pay a CDSC when they redeem:

     o Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within twelve months of purchase; or

     o    Class C shares within twelve months of purchase.

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00% of the offering price at the time of the shareholder's investment. Shareholders of the Existing Fund do not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. For the purposes of the CDSC, the Existing Fund calculates the holding period of shares acquired through an exchange of shares of another fund that is a series of the Company (each, a "NPF FUND") from the date the shareholder acquired the original shares of the other NPF Fund.

NEW FUND: The New Fund does not charge a CDSC.

EXCHANGE RIGHTS

EXISTING FUND: Although historically the Existing Fund permitted exchanges with other NPF Funds, the Existing Fund has not permitted exchanges since October 2013 (when NAM USA advised the NPF Board that NAM USA was planning to exit the USA retail mutual fund business).

NEW FUND: Shareholders of the New Fund will not have the privilege of exchanging their New Fund shares for shares of other Funds because such other Funds are managed by investment managers unaffiliated with NAM USA.

DISTRIBUTION OF THE FUNDS

EXISTING FUND: Foreside Fund Services, LLC ("FORESIDE FUND SERVICES") serves as distributor of the Existing Fund. Foreside Fund Services, its affiliates, and NAM USA may make direct or indirect payments to third parties in connection with the sale of shares of the Existing Fund or the servicing of shareholder accounts.

The Existing Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (such plan a "12B-1 PLAN") for its Class A and Class C shares. The 12b-1 fees vary by share class as follows:

     o Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the Fund; and

     o Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of the Fund

In the case of Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

NEW FUND: SEI Investments Distribution Co. will serve as distributor of the New Fund. NAM USA may make direct or indirect payments to third parties in connection with the sale of shares of the New Fund or the servicing of shareholder accounts.

The New Fund does not have a 12b-1 Plan.

                         RISK OF INVESTING IN THE FUNDS

The principal risks of the Existing Fund and the New Fund are the same in all material respects. However, because the Funds are part of unaffiliated fund families, the Funds use different terminology and descriptions to describe their principal risks. Below is a discussion of the principal risk factors to which the Existing Fund and the New Fund are subject.

                        EXISTING FUND                                                         NEW FUND
------------------------------------------------------------------------------------------------------------------------------------
BANK LOAN RISK -- The market for loans may not be highly            BANK LOAN RISK -- With respect to bank loans, the Fund will
liquid and the Fund may have difficulty selling them. These         assume the credit risk of both the borrower of the loan and the
investments expose the Fund to the credit risk of the lending       lender that is selling the participation in the loan. The Fund
financial institutions and the underlying borrowers. Loans, like    may also have difficulty disposing of bank loans because, in
other high yield obligations, are subject to Inflation Risk,        certain cases, the market for such instruments is not highly
Prepayment Risk and the risk of nonpayment of scheduled             liquid.
interest and/or principal. Nonpayment would result in a
reduction of income to the Fund, a reduction in the value of the loan experiencing nonpayment and a potential decrease in the
NAV of the Fund. Loans are also subject to "LIMITED
INFORMATION RISK" because the amount of public information
available with respect to loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of NCRAM than would be the case for a fund that invests primarily in rated, registered or exchange-
listed securities.

CONVERTIBLE SECURITIES RISK -- The market value of a                CONVERTIBLE AND PREFERRED SECURITIES RISK -- Convertible and
convertible security performs like that of a regular debt           preferred securities have many of the same characteristics as
security; that is, if market interest rates rise, the value of a    stocks, including many of the same risks. In addition,
convertible security usually falls. In addition, convertible        convertible bonds may be more sensitive to changes in interest
securities are subject to the risk that the issuer will not be      rates than stocks. Convertible bonds may also have credit
able to pay interest or dividends when due, and their market value  ratings below investment grade, meaning that they carry a
may change based on changes in the issuer's credit rating or        higher risk of failure by the issuer to pay principal and/or
the market's perception of the issuer's creditworthiness. Since     interest when due.
it derives a portion of its value from the common stock into which it may be converted, a convertible security is also
subject to the same types of market and issuer risks that apply to the underlying common stock.
..
CREDIT/DEFAULT RISK -- Credit risk refers to the possibility that   CREDIT/DEFAULT RISK -- The credit rating or financial condition
the issuer of a security will not be able to make payments of       of an issuer may affect the value of a fixed income debt
interest and principal when due. If an issuer fails to pay interest security. Generally, the lower the credit quality of a security,
or repay principal, the Fund's income or share value may be         the greater the perceived risk that the issuer will fail to pay
reduced. Changes in an issuer's credit rating or the market's       interest fully and return principal in a timely manner. If an
perception of an issuer's creditworthiness may also affect the      issuer defaults or becomes unable to honor its financial
value of the Fund's investment in that issuer.                      obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the rating agency or the Sub-Adviser to be more likely to pay
                                                                    interest and repay principal than an issuer of a lower quality bond. Adverse economic conditions or changing circumstances may weaken the capacity of the issuer to pay interest and repay principal.

CURRENCY RISK -- When the Fund invests in securities that           CURRENCY RISK -- As a result of the Fund's investments in
trade in or receive revenues in foreign (non-U.S.) currencies it    securities denominated in, and/or receiving revenues in,
will be subject to the risk that those currencies may decline in    foreign currencies, the Fund will be subject to currency risk.
value relative to the U.S. dollar. As a result, the Fund's          Currency risk is the risk that foreign currencies will decline
in investments in foreign denominated securities may reduce the     in value relative to the U.S. dollar or, in the case of hedging
return of the Fund.                                                 positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

                        EXISTING FUND                                                         NEW FUND
------------------------------------------------------------------------------------------------------------------------------------
DISTRESSED SECURITIES RISK -- Investing in distressed securities    DISTRESSED SECURITIES RISK -- Distressed securities frequently
is speculative and involves significant risks. Distressed           do not produce income while they are outstanding and may
securities may be the subject of bankruptcy proceedings or in       require the Fund to bear certain extraordinary expenses in
default as to the repayment of principal and/or interest or rated   order to protect and recover its investment. Distressed
in the lower rating categories (Ca or lower by Moody's and CC       securities are at high risk for default.
or lower by S&P or Fitch). Distressed securities frequently do not produce income and may require the Fund to bear certain
extraordinary expenses in order to protect and recover its
investment.

EMERGING MARKET RISK -- Foreign investment risk may be              EQUITY SECURITIES RISK -- Since it purchases equity securities,
particularly high to the extent that the Fund invests in            the Fund is subject to the risk that stock prices will fall over
emerging market securities that are economically tied to            short or extended periods of time. Historically, the equity
countries with developing economies. These securities may           markets have moved in cycles, and the value of the Fund's
involve market, credit, currency, liquidity, legal political and    equity securities may fluctuate drastically from day to day.
other risks different from, or greater than, the risks of investing Individual companies may report poor results or be negatively
in developed foreign countries.                                     affected by industry and/or economic trends and developments.
                                                                    The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price
                                                                    volatility, which is the principal risk of investing in the Fund

EQUITY SECURITIES RISK -- The Fund may hold or to a limited         FOREIGN CURRENCY RISK -- As a result of the Fund's
extent invest in common stocks, which are a type of equity          investments in securities denominated in, and/or receiving
security that represent an ownership interest in a corporation.     revenues in, foreign currencies, the Fund will be subject to
Common stocks are subject to greater fluctuations in market         foreign currency risk. Foreign currency risk is the risk that value than certain other asset classes as a result of such factors  foreign currencies will decline in value relative to the U.S.
as a company's business performance, investor perceptions,          dollar, in which case, the dollar value of an investment in the
stock market trends and general economic conditions. The            Fund would be adversely affected.
rights of common shareholders are subordinate to all other
claims on a company's assets, including debt holders and
preferred shareholders. Therefore, the Fund could lose money if a company in which it invests becomes financially
distressed.

FOREIGN EXPOSURE RISK -- Foreign investments may be subject         FOREIGN EXPOSURE/EMERGING MARKETS RISK -- The risk that
to different and, in some cases, less stringent regulatory and      non-U.S. securities may be subject to additional risks due to,
disclosure standards than U.S. investments. Also, political         among other things, political, social and economic
concerns, fluctuations in foreign currencies and differences in     developments abroad, currency movements and different legal,
taxation, trading, settlement, custodial and other operational      regulatory and tax environments. These additional risks may
practices may result in foreign investments being more volatile     be heightened with respect to emerging market countries since
and less liquid than U.S. investments. Foreign regulatory and       political turmoil and rapid changes in economic conditions are
fiscal policies may affect the ability to trade securities across   more likely to occur in these countries.
markets. In addition, brokerage and transaction costs are
generally higher for foreign securities than for U.S.
investments.

FREQUENT TRADING RISK -- Active and frequent trading of             FREQUENT TRADING RISK -- The Fund may engage in active and
securities involves higher expenses, which could affect the         frequent trading of portfolio securities to achieve its
Fund's performance over time. High rates of portfolio turnover      investment objective. Active trading may cause the Fund to
could also affect the tax efficiency of the Fund by accelerating    incur increased costs, which can lower the actual return of the
the realization of taxable income to shareholders. The Fund's       Fund. Active trading may also increase short-term gains and
portfolio turnover rate may be more than 100%.                      losses, which affect taxes that must be paid.

HIGH YIELD BONDS RISK -- The Fund's investment in high yield        HIGH YIELD BOND RISK -- High yield bonds, also referred to as
bonds (also known as junk bonds) will subject the Fund to           "junk" bonds, involve greater risks of default or downgrade greater levels of credit and liquidity risks than funds that invest and are more volatile than investment grade securities. High
in higher rated securities. While offering greater opportunity      yield bonds involve greater risk of price declines than
for higher yields and capital growth, high yield bonds usually      investment grade securities due to actual or perceived changes
are subject to greater price volatility and may be less liquid      in an issuer's creditworthiness. In addition, issuers of high
than higher rated securities. An economic downturn or period        yield bonds may be more susceptible than other issuers to
of rising interest rates may adversely affect the market for        economic downturns. High yield bonds are subject to the risk
these securities (see "INFLATION RISK" below) and reduce the        that the issuer may not be able to pay interest or dividends and

                        EXISTING FUND                                                         NEW FUND
------------------------------------------------------------------------------------------------------------------------------------
Fund's ability to sell these securities (see "LIQUIDITY RISK"      ultimately to repay principal upon maturity. Discontinuation of
below). These securities are considered to be high-risk            these payments could substantially adversely affect the market
investments, are speculative with respect to the capacity to pay   value of the security. The volatility of high yield bonds is even
interest and repay principal (see "CREDIT/DEFAULT RISK" above)     greater since the prospects for repayment of principal and
and may be issued by companies that are highly leveraged, less     interest of many of these securities is speculative. Some may
creditworthy or financially distressed (see "DISTRESSED            even be in default.
SECURITIES RISK" above). These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a
secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield bonds.

INFLATION (INTEREST RATE) RISK -- Generally, high yield bonds      INTEREST RATE RISK -- Interest rate risk is the risk that a rise
will decrease in value when interest rates rise and increase in    in interest rates will cause a fall in the value of fixed income value when interest rates decline. Interest rate risk is the risk  securities in which the Fund invests. A low interest rate
that the high yield bonds will decline in value because of         environment may present greater interest rate risk, because
increases in interest rates. Interest rate changes normally have   there may be a greater likelihood of rates increasing and rates
a greater effect on the prices of longer-term high yield bonds     may increase more rapidly.
than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by the Fund may prepay principal earlier than scheduled,
forcing the Fund to reinvest in lower yielding debt securities.
This is known as "PREPAYMENT RISK" and may reduce the
Fund's income.
Variable and floating rate securities are less sensitive to market interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income the Fund
receives from such securities and the net asset value of the
Fund's shares.

LIQUIDITY RISK -- Certain securities that are thinly traded or     LIQUIDITY RISK -- Insufficient liquidity in the non-investment
that otherwise might not be easily disposed of in the course of    grade bond market may make it more difficult to dispose of regular trading may be deemed to be illiquid securities. Illiquid  non-investment grade bonds and may cause the Fund to
securities may trade at a discount from comparable, more           experience sudden and substantial price declines.
liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of
illiquid securities when that would be beneficial at a favorable time or price. The Fund may invest up to 15% of its assets in illiquid securities.

MARKET RISK AND SELECTION RISK -- Market risk is the risk that     MARKET AND SELECTION RISK -- Market risk is the risk that the
one or more markets in which the Fund invests will go down in      prices of and the income generated by the Fund's securities
value, including the possibility that the markets will go down     may decline in response to, among other things, investor
sharply and unpredictably. Selection risk is the risk that the     sentiment, general economic and market conditions, regional
securities selected by NCRAM will underperform the markets,        or global instability, and currency and interest rate
the relevant indices or the securities selected by other funds     fluctuations. Selection risk is the risk that the securities
with similar investment objectives and investment strategies.      selected by NCRAM will underperform the markets, the relevant
This means you may lose money.                                     indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

PREFERRED SECURITIES RISK -- Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other


                        EXISTING FUND                                                         NEW FUND
------------------------------------------------------------------------------------------------------------------------------------
debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred securities of smaller companies may be
more vulnerable to adverse developments than preferred stock of larger companies.

                                                                ASSET-BACKED SECURITIES RISK - Payment of principal and
                                                                interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any
                                                                security interest in the related assets.

                                                                PAYMENT-IN-KIND SECURITIES RISK -- Payment-in-kind
                                                                securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the
                                                                Fund may obtain no return at all on its investment. The market price of payment-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

                                                                SMALL AND MEDIUM CAPITALIZATION COMPANY RISK -- The risk
                                                                that small and medium capitalization companies in which the
                                                                Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may
                                                                have limited product lines, markets and financial resources and may depend upon a relatively small management group.
                                                                Therefore, small capitalization and medium capitalization
                                                                stocks may be more volatile than those of larger companies.
                                                                Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

                                                                ZERO COUPON SECURITIES RISK -- While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income")
                                                                annually, notwithstanding that cash may not be received
                                                                currently. Some of these securities may be subject to
                                                                substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero
                                                                coupon bonds.

For a detailed description of these and other risks of investing in the Existing Fund, please see the "PRINCIPAL INVESTMENT RISKS" section in the Existing Fund Prospectus (and the same section in Appendix C to this Proxy
Statement/Prospectus) and the "INVESTMENT OBJECTIVES POLICIES AND STRATEGIES"
section in the Existing Fund SAI.

For additional information about the principal risks of investing in the New Fund, please see "PRINCIPAL RISKS" section in the New Fund Prospectus and the "DESCRIPTION OF PERMITTED INVESTMENTS" section in the New Fund SAI.

                            PERFORMANCE OF THE FUNDS

NEW FUND: Since the New Fund has not yet commenced operations, no past performance information is presented. However, if the Reorganization is approved by shareholders, the New Fund will assume the performance history of the Existing Fund.

EXISTING FUND: The bar chart and table below show the returns for the Existing Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower. Returns vary from year to year, which may provide an indication of the risks of investing in the Existing Fund. The table shows the risks of investing in the Class A shares of the Existing Fund by showing how the Existing Fund's performance compares with a broad-based market index. The performance of both the Existing Fund and the index vary over time. The table shows returns on a before-tax and after-tax basis for Class A shares. The Existing Fund's past performance (before and after taxes) is not an indication of how the Existing Fund will perform in the future. Updated performance information is available online at WWW.NOMURAPARTNERSFUNDS.COM

                          CLASS A ANNUAL TOTAL RETURNS
                        (%) AS OF DECEMBER 31 EACH YEAR

                              [BAR CHART OMITTED]



                                     11.54%
                                     ------
                                      2013



   BEST QUARTER 3/31/2013, was 4.14%; and WORST QUARTER 6/30/2013, was 0.04%


PERFORMANCE TABLE FOR THE EXISTING FUND

                                                      AVERAGE ANNUAL TOTAL RETURNS (%) AS OF DECEMBER 31, 2013
                                                     ---------------------------------------------------------
                                                     INCEPTION DATE           1 YEAR              LIFETIME
                                                     ---------------------------------------------------------
Class A Shares ....................................  12/27/2012
Return before Taxes ...............................                            7.35                  7.25
Return after Taxes on Distributions ...............                            3.68                  3.63
Return after Taxes on Distributions and Sale of
  Fund Shares .....................................                            4.09                  3.85
Class C Shares (before taxes) .....................  12/27/2012               10.74                 10.59
Class I Shares (before taxes) .....................  12/27/2012               11.81                 11.64
Bank of America Merrill Lynch US High Yield
  Master II Constrained Index* (reflects no
  deductions for fees, expenses or taxes) .........                            7.41                  7.32

---------------
*    For a description of the index, please see "DESCRIPTION OF FUND
     BENCHMARKS" section in the Existing Fund's Prospectus (and the same section in Appendix C to this Proxy Statement/Prospectus).

After-tax returns for Class C and Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

On September 18, 2014, the NPF Board voted to approve the Reorganization. The terms and conditions under which the Reorganization will be implemented are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached hereto as Appendix A to this Proxy Statement/Prospectus. The Reorganization Agreement contemplates: (i) the New Fund's acquisition of all of the assets of the Existing Fund and the New Fund's assumption of certain of the liabilities of the Existing Fund in exchange solely for shares of the New Fund, (ii) the distribution of such New Fund shares to the Existing Fund on Closing Date, (iii) the distribution of the New Fund shares to shareholders of the Existing Fund as soon as conveniently practicable after the Closing and (iv) the termination, dissolution and complete liquidation of the Existing Fund. As a result of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. Existing Fund Class I shareholders will receive an equal number of full and fractional shares of the New Fund. Existing Fund Class A and Class C shareholders will receive Class I shares of the New Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Existing Fund held by them as of the Valuation Date of the Reorganization.

As a result of the Reorganization, each Existing Fund shareholder will own shares of the New Fund, as indicated in the table below.

EXISTING FUND                                                   NEW FUND
--------------------------------------------------------------------------------
Class A .......................................................  Class I
Class C .......................................................  Class I
Class I .......................................................  Class I

No sales charge or fee of any kind will be assessed to the Existing Fund shareholders in connection with their receipt of shares of the New Fund in the Reorganization.

After the closing of the Reorganization, shares of the New Fund will be credited to shareholders of the Existing Fund only on a book-entry basis. The New Fund will not issue certificates representing shares in connection with the Reorganization, irrespective of whether the Existing Fund shareholders hold their shares in certificated form and all outstanding certificates, if any, representing shares of the Existing Fund will be deemed canceled.

The Reorganization Agreement provides the time for and method of determining the net value of the Existing Fund's assets (and therefore shares) and the NAV of a share of the New Fund. The valuation will be done immediately after the close of business, as described in the Reorganization Agreement, on the Valuation Date, as determined using the valuation policies and procedures for the Existing Fund, or such other valuation policies and procedures as shall be mutually agreed upon by the Funds if, for example, the policies and procedures for the Existing Fund were not to address a particular holding or situation. Any special shareholder options (for example, automatic investment plans for current Existing Fund shareholder accounts) will NOT automatically transfer to the new accounts unless available in the new accounts and newly set up by the affected shareholder.

The Reorganization Agreement provides that NAM USA will pay all direct and customary costs and expenses of the Reorganization, including the reasonable costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus, the retention of a proxy solicitor and the expenses in connection with the tax opinion. The Closing is expected to occur on or about December 8, 2014, provided all of the other closing conditions have been satisfied or waived. The implementation of the Reorganization is subject to a number of conditions set forth in the Reorganization Agreement.

Another important condition to closing is that the Existing Fund and the New Fund each receives an opinion from counsel to the New Fund to the effect that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes. As a result, the Reorganization is not expected to be taxable for such purposes to the Funds or their shareholders. It should be noted, however, that the Existing Fund may make one or more distributions to shareholders prior to the Closing Date. Any such distribution generally will be taxable as ordinary income or capital gains to shareholders that hold their shares in a taxable account.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date by a determination of either the NPF Board or the Acquiring Trust Board that the Reorganization is no longer in the best interests of shareholders. If the transactions contemplated by the Reorganization Agreement have not been substantially completed by March 31, 2015, the Reorganization Agreement shall automatically terminate on that date unless a later date is agreed to by the Funds.

It is anticipated that the Acquiring Trust may enter into interim agreements with certain service providers of the Existing Fund, including but not limited to BFDS, the Existing Fund's transfer agent, BBD, LLP, the Existing Fund's independent registered public accounting firm, and State Street, the Existing Fund's administrator and custodian, to facilitate the transition of the Existing Fund from the Company's service provider platform to the Acquiring Trust's service provider platform following the Closing Date.

BOARD CONSIDERATION OF THE REORGANIZATION

EXISTING FUND: At a special meeting held on September 18, 2014, the members of the NPF Board (the "DIRECTORS"), including the Directors who are not interested persons of the Company within the meaning of the 1940 Act (the "INDEPENDENT DIRECTORS"), voting separately, approved the proposed Reorganization.

The NPF Board reviewed a proposal prepared by NAM USA of the proposed Reorganization and its potential benefits to the shareholders of the Existing Fund. The Board also reviewed responses prepared by NAM USA and the Acquiring Trust to a due diligence request and a memorandum from counsel to the Independent Directors regarding matters for their consideration in connection with the proposed Reorganization.

The information provided to the NPF Board included: (i) the specific terms of the Reorganization, including information regarding comparative services and expense ratios of the Existing Fund and the New Fund; (ii) the proposed plans for ongoing management, distribution and operation of the New Fund; and (iii) the anticipated impact of the Reorganization on the Existing Fund and its shareholders.

The NPF Board considered the following matters, among others, in approving the
Reorganization:

     o NAM USA's decision to exit the U. S. retail open-end mutual fund business;

     o    alternatives to the Reorganization (including liquidation);

     o    other possible reorganization candidates;

     o    the terms and conditions of the Reorganization Agreement;

     o that the Existing Fund shareholder interests would not be diluted as a result of the proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the proposed Reorganization);

     o the expected federal income tax consequences of the proposed Reorganization (the proposed Reorganization is structured to qualify as a tax-free exchange);

     o the transaction-related expenses in connection with the Reorganization (since the investment manager, sub- advisor, investment objective and investment strategies will remain the same, no cost of repositioning the Existing Fund's portfolio is expected);

     o the performance history of the Existing Fund's advisor and sub-advisor, who will also serve as the investment advisor and sub-advisor to the New Fund;

     o that the Funds have the same investment objective and the same investment strategies and investment restrictions in all material respects;

     o that the investment management fee of the New Fund will be lower than the investment management fee of the Existing Fund;

     o that NAM USA has contractually agreed to waive fees and/or reimburse expenses for the New Fund through January 29, 2016 so the New Fund's total annual fund operating expenses will not exceed 0.65%; and

     o that NAM USA will bear all customary costs associated with the Reorganization, the Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the Proxy Statement/Prospectus and the cost of copying, printing and mailing proxy materials and the legal fees in connection with the tax opinion.

After consideration, the NPF Board, including the Independent Directors, concluded that the Reorganization would be in the best interests of the Company, the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund would not be diluted or suffer any unfair burden as a result of the transactions contemplated by the Reorganization. In reaching their decision, the NPF Board did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the various factors considered.

NEW FUND: At a meeting held on September 18, 2014, the members of the Acquiring Trust Board (the "TRUSTEES"), including the Trustees who are not interested persons of the Acquiring Trust within the meaning of the 1940 Act (the "INDEPENDENT TRUSTEES") determined that participation in the Reorganization is in the best interest of the New Fund and the interests of the New Fund's shareholders will not be diluted as a result of the Reorganization.

FEES AND EXPENSES OF THE REORGANIZATION

All customary fees and expenses incurred in connection with the Reorganization will be paid by NAM USA. Each Fund will bear its own portfolio transaction costs, such as brokerage commissions and related expenses, before the close of the Reorganization. NAM USA will pay its own expenses. The aggregate expenses of the Reorganization to be incurred by NAM USA are estimated to be approximately $300,000. The respective investment objectives and investment strategies of the Existing Fund and New Fund are substantially the same. As the New Fund portfolio manager is the same as the Existing Fund and no alignment or repositioning of the portfolio is anticipated as a result of the Reorganization, it is expected that no securities held by the Existing Fund will be sold in connection with the Reorganization.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The Reorganization is expected to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code, and thus is not expected to result in the recognition of gain or loss by either the Existing Fund or its shareholders. As a condition to the closing, the Funds will receive a legal opinion from Morgan Lewis & Bockius LLP (which opinion will be subject to certain qualifications and assumptions satisfactory to the Funds and will be based on representations from the Funds), to the effect that, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

     o The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)of the Code, and each of the Funds will be a "PARTY TO A REORGANIZATION " within the meaning of Section 368(b) of the Code;

     o The New Fund will generally be treated as the same entity as the Existing Fund for U. S. federal income tax purposes, and therefore, neither the Existing Fund nor the New Fund will recognize gain or loss for U. S. federal income tax purposes as a result of the Reorganization and the New Fund will have the same adjusted tax basis and holding period in the assets of the Existing Fund that it acquires in the Reorganization; and

     o A shareholder of the Existing Fund will not recognize any gain or loss upon the receipt of shares of the New Fund in the Reorganization. Such shareholder will have an adjusted tax basis in the New Fund shares received in the Reorganization equal to the adjusted tax basis of the Existing Fund shares surrendered by that shareholder in the Reorganization. The holding period for the New Fund shares received in the Reorganization will include the holding period for the Existing Fund Shares surrendered therefor.

Such opinion will be based on factual certifications made by officers of the Funds, and on customary assumptions. No opinion is a guarantee that the tax consequences of the Reorganization will be as described above. Opinions of counsel are not binding upon the Internal Revenue Service ("IRS") or the courts. There is no assurance that the IRS or a court would agree with the opinion.

EXISTING AND PRO FORMA CAPITALIZATIONS OF THE FUNDS

The following tables set forth, as of September 15, 2014: (i) the unaudited capitalization of each class of the Existing Fund; (ii) the hypothetical unaudited PRO FORMA capitalization of the New Fund; and (iii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share redemption activity in the Existing Fund and changes in NAV.

                                                          PRO FORMA          PRO FORMA COMBINED
                       EXISTING FUND      NEW FUND*      ADJUSTMENTS**           NEW FUND
--------------------------------------------------------------------------------------------------
NET ASSETS:
                                                       $ (51,357,370)/
Class I/Class I         $51,357,370        $ --        $  55,973,731           $ 55,973,731
Class A                  $2,952,500        $ --        $  (2,952,500)
Class C                  $1,663,861        $ --        $  (1,663,861)
TOTAL                   $55,973,731        $ --        $        0.00           $ 55,973,731
                        ===========        ====        ===============         ============

SHARES
  OUTSTANDING:
                                                      (4,936,184.669)/
Class I/Class I       4,936,184.669          --        5,380,070.820          5,380,070.820
Class A                 283,895.326          --         (283,895.326)
Class C                 159,990.825          --         (159,990.825)
TOTAL                 5,380,070.820          --                0.000          5,380,070.820
                      =============        ====       ===============         =============

NET ASSET VALUE:

Class I/Class I             $ 10.40        $ --                 None                $ 10.40
Class A                     $ 10.40        $ --               (10.40)
Class C                     $ 10.40        $ --               (10.40)


* The New Fund is a shell fund without any shares outstanding as of September 15, 2014.

** Shareholders holding Class A and Class C shares of the Existing Fund will receive equal value of Class I shares of the New Fund after the Reorganization.


The table set forth above should not be relied upon to calculate the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Existing Fund at the time of the Reorganization.

       COMPARISON OF ORGANIZATION, STRUCTURE AND GOVERNANCE OF THE FUNDS

The following summary highlights certain differences between the Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganization. For more complete information about the Reorganization, please read this entire document.

COMPARISON OF SHAREHOLDER RIGHTS AND CORPORATE GOVERNANCE

  GOVERNING LAW

EXISTING FUND: The Existing Fund is a series of the Company, a Maryland corporation which is governed both by the Maryland General Corporation Law (the "MGCL") and the Company Charter and Company By-Laws.

NEW FUND: The New Fund is a series of the Acquiring Trust, which is organized as a Delaware statutory trust. The Acquiring Trust is governed both by the Delaware Statutory Trust Act (the "DELAWARE ACT") and the Trust Instrument and Trust By-Laws.

  AUTHORIZED SHARES

EXISTING FUND: The Existing Fund is authorized to issues 200,000,000 shares of capital stock, par value $0.33 1/3 per share.

NEW FUND: The New Fund is authorized to issue an unlimited number of shares of beneficial interest, with or without par value, as the trustees of the Acquiring Trust (the "TRUSTEES") may determine.

  BOARD MEMBERS

EXISTING FUND: The Company has four Directors, none of whom are "INTERESTED PERSONS" of the Company, as that term is defined under the 1940 Act. For more information, refer to the Statement of Additional Information dated January 28, 2014 for the Company, which is incorporated by reference into this Proxy/Prospectus.

The Company is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Company is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Directors may also be elected at a special meeting of shareholders of the Company held for that purpose. The term of office of each Director is from the time of his or her election until his or her successor shall have been elected and shall have been qualified, or until his or her death, or until he or she shall have resigned or have been removed. At any meeting of shareholders duly called and at which a quorum is present, the shareholders of the Company may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

NEW FUND: The Acquiring Trust has five Trustees, one of whom is an "INTERESTED PERSON" of the Trust, as that term is defined in the 1940 Act. For more information, refer to the section entitled "TRUSTEES AND OFFICERS OF THE TRUST" in the New Fund SAI.

The Trustees of the Acquiring Trust hold office during the existence of the Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. By vote of the shareholders holding a majority of the shares entitled to vote, the shareholders of the Acquiring Fund may remove a Trustee with or without cause. By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee.

  SHAREHOLDER LIABILITY

EXISTING FUND: Under the MGCL, shareholders of a corporation generally are not personally liable for debts or obligations of a corporation. Accordingly, the Company's governing documents contain no explicit provision for shareholder indemnification.

NEW FUND: Under the Delaware Act, unless the governing instrument provides otherwise, shareholders of a statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of private corporations for profit organized under the Delaware General Corporation Law. The Trust Instrument provides that neither the Trust, nor the trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any shareholder. The Trust Instrument further provides that no shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever in connection with Trust property or the acts, obligations or affairs of the Trust.

  VOTING RIGHTS

EXISTING FUND: Under the MGCL, unless the charter or bylaws provide otherwise, in order to constitute a quorum for a meeting, there must be present in person or by proxy, a majority of all votes entitled to be cast at the meeting, and a quorum provision in the bylaws of a corporation may not be less than one-third of the votes entitled to be cast at the meeting. The Company's charter and bylaws provide that the presence in person or by proxy of the holders of record of a majority of the shares of capital stock of the Company issued and outstanding and entitled to vote thereat shall constitute a quorum at any meeting of the shareholders. The Company's charter and bylaws provide that this requirement may be altered, amended or repealed only upon the affirmative vote of the holders of a majority of all the shares of the capital stock of the Company at the time outstanding and entitled to vote.

In general, under the MGCL, for most shareholder actions, unless the charter or the MGCL provide otherwise, all shareholders vote on all matters and a majority of all votes cast at a meeting at which a quorum is present is required to approve any matter. Actions such as (i) amendments to the corporation's charter, (ii) mergers, (iii) consolidations, (iv) statutory share exchanges, and (v) dissolutions require the affirmative vote of two-thirds of all votes entitled to be cast on the matter unless the charter provides for a greater or lesser proportion which may not be less than a majority of all votes entitled to be cast on the matter. Transfers of assets by an open-end registered investment company do not require shareholder approval unless otherwise provided in the corporation's charter or bylaws. Unless the charter or bylaws require a greater vote, a plurality of all votes cast at a meeting at which a quorum is present is required to elect a director.

Pursuant to the Company's Bylaws, actions of shareholders shall be taken and all questions decided by the votes of the holders of a majority of the shares represented at the meeting in person or by proxy and entitled to vote thereat, except with respect to the election of directors, which shall be decided by a plurality of all the votes cast and except as otherwise provided by the charter or by the Bylaws or by specific statutory provision superseding the restrictions and limitations contained in the charter or in the Bylaws.

The Company's charter provides that all shares of all classes or series shall vote as a single class or series ("SINGLE CLASS VOTING"); provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the 1940 Act or by the MGCL, such requirement as to a separate vote by that class or series shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to (c) below, the shares of all other classes or series shall vote as a single class or series; and (c) as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes shall be entitled to vote.

The Company's charter also provides that the vote of two-thirds of the outstanding shares of common stock of the corporation shall be necessary to authorize certain actions, including the transfer of all or substantially all of the assets of the Company and the dissolution of the Company.

Company shareholders do not have cumulative voting rights in the election of any Director(s). Shares of the Company may be voted in person or by proxy.

NEW FUND: The Trust Declaration of Trust further provides that shareholders shall have the power to vote only (i) for the election of Trustees to the extent provided in the Trust Declaration of Trust, (ii) for the removal of Trustees to the extent provided in the Trust Declaration of Trust and (iii) with respect to such additional matters relating to the Trust as may be required by law, by the Trust Declaration of Trust or as the Trustees may consider desirable. All Shares of the Trust entitled to vote on a matter shall vote without differentiation between the separate series or classes on a one vote per each share (including fractional votes for fractional shares) basis; provided, however, if a matter to be voted on affects only the interests of some but not all series or classes of shareholders or as otherwise required by the 1940 Act, then only the shareholders of such affected series (or class(es)) shall be entitled to vote on the matter, separately by series and, if applicable, by class, on the same one vote per each Share (including fractional votes for fractional shares) basis.

Pursuant to the Trust By-Laws, one-third of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholder's meeting, except as provided byany provision of law or the Trust Declaration of Trust. Except for the election of Trustees, a majority of shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, unless the question is one for which by express provision of the laws of the State of Delaware, the 1940 Act, or the Trust Declaration of Trust, a different vote is required, in which case such express provision shall control the decision of such question.

Acquiring Trust shareholders do not have cumulative voting rights in the election of any Trustee(s). Shares of the Acquiring Trust may be voted in person or by proxy.

  ANNUAL SHAREHOLDER MEETINGS

EXISTING FUND: The MGCL does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. The Company's ByLaws only require an annual meeting of shareholders if the election of directors is required by the 1940 Act.

NEW FUND: A Delaware statutory trust is not required to hold shareholder meetings or obtain shareholder approval for certain actions unless required by applicable law or the declaration of trust. Neither the Trust Instrument nor the Trust By-Laws require the Trust to hold annual meetings.

  SPECIAL SHAREHOLDER MEETINGS

EXISTING FUND: Special meetings of shareholders may be called at any time pursuant to the Company By-Laws by the President, the Secretary, the Treasurer or by order of the NPF Board or at the request of shareholders owning a majority of the voting shares.

Special meetings of shareholders may be held for any purpose or purposes, at any place determined by the NPF Board when called by the Chairman of the NPF Board, the Vice Chairman of the NPF Board, the Chief Executive Officer or by the NPF Board, and shall be called by the Secretary upon receipt of the request in writing signed by the holders of shares entitled to not less than 50% of all the votes entitled to be cast at such meeting, provided that (a) such request shall state the purpose or purposes of such meetings and the matters proposed to be acted on and (b) the shareholders requesting such meeting shall have paid to the Company the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No special meeting need be called upon the request of the holders of shares entitled to cast less than a majority of all votes entitled to be cast at such meeting to consider any matter which is substantially the same as a matter voted upon at any special meeting of the shareholders held during the preceding 12 months. The Chairman of the NPF Board shall preside at each meeting. In the absence of the Chairman of the NPF Board, the Vice Chairman of the NPF Board shall preside at each meeting. In the absence of the Chairman of the NPF Board and the Vice Chairman of the NPF Board, the director or directors there present may elect a temporary chairman for the meeting, who may be one of themselves.

NEW FUND: Special meetings of shareholders of the Acquiring Trust may be called at any time pursuant to the Trust By-Laws by the Trustees, by the chairman, by the president, and shall be called by the secretary upon written request of the shareholders holding at least 10% of the outstanding shares of the Trust entitled to vote, subject to the conditions set forth in the Trust By-Laws.

  SHARES CLASSES

Class A, Class C and Class I shareholders of the Existing Fund will receive Class I shares of the New Fund in the Reorganization.

EXISTING FUND: The Existing Fund is a separate series of the Company and may include more than one class of shares. Currently, the Existing Fund offers Class A, Class C and Class I shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

NEW FUND: The New Fund is a separate series of the Acquiring Trust, and the Acquiring Trust may offer one or more classes of shares of its series. Currently, the New Fund offers Class I shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

  LIABILITY AND INDEMNIFICATION OF BOARD MEMBERS

The 1940 Act prohibits the charter, bylaws and other organizational documents of a registered investment company from containing a provision that protects or purports to protect any director or officer of the investment company against liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

EXISTING FUND: The MGCL provides that a director who has met his or her statutory standard of conduct has no liability by reason of being or having been a director. The Company's charter provides that the Company shall indemnify the Company's directors and officers in connection with their service to the Company; provided, however, that such persons are not protected from any liability to which they may be subject as a result of their willful misfeasance, bad faith, negligence or reckless disregard in discharging their duties.

NEW FUND: Under the Delaware Act, unless the governing instrument provides otherwise, a trustee, when acting in such capacity, shall not be personally liable to any person other than the statutory trust or a shareholder for any act, omission or obligation of the statutory trust or any trustee thereof. The Trust Declaration of Trust provides that a trustee, when acting in such capacity, shall not be personally liable to any person, other than the Trust or a shareholder to the extent provided in the Trust Declaration of trust, for any act, omission or obligation of the Trust, of such trustee, or of any other trustee.

The Trust Declaration of Trust further provides that a trustee shall be liable to the Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee, and shall not be liable for errors of judgment or mistakes of fact or law.

Under the Trust Instrument, the Trust shall indemnify each trustee to the extent and in the manner provided in the Trust By-Laws. Under the Trust By-Laws, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's office with this Trust.

  AMENDMENTS TO GOVERNING DOCUMENTS

EXISTING FUND: Amendments to the Company Charter must be declared advisable by the NPF Board and approved by the vote of shareholders entitled to cast a majority of the votes entitled to be cast on the matter other than provisions containing actions which require the approval of two-thirds of the votes of shareholders. Those provisions require the approval of two-thirds of the votes of shareholders. The Company By-Laws provide that the affirmative vote of 80% of the NPF Board, or a majority of outstanding shares, is required to amend the Company By-Laws.

Except as provided in Section 4 of Article I, Section 4 of Article II and
Article VIII, the By-Laws of the Company may be altered, amended, added to or repealed by the shareholders or by majority vote of the entire NPF Board; but any such alteration, amendment, addition or repeal of the By-Laws by action of the NPF Board may be altered or repealed by the shareholders. After the initial issue of any shares of capital stock of the Company, this Article VIII may be altered, amended or repealed only upon the affirmative vote of the holders of the majority of all shares of the capital stock of the Company at the time outstanding and entitled to vote.

NEW FUND: The Trust Instrument may be amended by the Trustees, without shareholder vote, by making an amendment, a Declaration of Trust supplemental, or an amended and restated declaration of trust. Any such restatement, amendment and/or supplement hereto shall be effective immediately upon execution and approval. Shareholders shall have the right to vote (i) on any amendment which would affect their right to vote granted in the Trust Instrument, (ii) on any amendment to the provision of the Trust Instrument regarding amendments to the Trust Instrument, (iii) on any amendment as may be required by law, and (iv) on any amendment submitted to the shareholders by the trustees.

The Trust By-Laws may be restated and/or amended at any time, without the approval of shareholders, by a majority vote of the trustee then in office.

INVESTMENT LIMITATIONS

THIS SECTION WILL HELP YOU COMPARE THE FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS OF THE EXISTING FUND AND THE NEW FUND.

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Funds are each subject to certain fundamental and non-fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding securities (as defined in the 1940 Act), while non-fundamental investment restrictions may be changed by the board of the Fund without shareholder approval. The table below compares the fundamental investment restrictions of the Funds and shows that they are identical.

FUNDAMENTAL RESTRICTION                 EXISTING FUND                                 NEW FUND
------------------------------------------------------------------------------------------------------------------------------------
BORROWING                    May not borrow money, except as                   May not borrow money, except as
                             permitted under the 1940 Act and as               permitted under the 1940 Act and as
                             interpreted or modified by regulatory             interpreted or modified by regulatory
                             authority having jurisdiction, from time          authority having jurisdiction, from time
                             to time.                                          to time.

SENIOR SECURITIES            May not issue senior securities, except as        May not issue senior securities, except as
                             permitted under the 1940 Act and as               permitted under the 1940 Act and as
                             interpreted or modified by regulatory             interpreted or modified by regulatory
                             authority having jurisdiction, from time          authority having jurisdiction, from time
                             to time.                                          to time.

PHYSICAL COMMODITIES         May not purchase physical commodities             May not purchase physical commodities
                             or contracts relating to physical                 or contracts relating to physical
                             commodities unless acquired as a result           commodities unless acquired as a result
                             of ownership of securities or other               of ownership of securities or other
                             instruments.                                      instruments.

UNDERWRITING                 May not engage in the business of                 May not engage in the business of
                             underwriting securities issued by others,         underwriting securities issued by others,
                             except to the extent that the Fund may be         except to the extent that the Fund may be
                             deemed to be an underwriter in                    deemed to be an underwriter in
                             connection with the disposition of                connection with the disposition of
                             portfolio securities.                             portfolio securities.

REAL ESTATE                  May not purchase or sell real estate,             May not purchase or sell real estate,
                             which term does not include securities of         which term does not include securities of
                             companies which deal in real estate or            companies which deal in real estate or
                             mortgages or investments secured by real          mortgages or investments secured by real
                             estate or interests therein, except that the      estate or interests therein, except that the
                             Fund reserves freedom of action to hold           Fund reserves freedom of action to hold
                             and to sell real estate acquired as a result      and to sell real estate acquired as a result
                             of the Fund's ownership of securities.            of the Fund's ownership of securities.

LENDING                      May not make loans to other persons               May not make loans to other persons
                             except (i) loans of portfolio securities,         except (i) loans of portfolio securities,
                             and (ii) to the extent that entry into            and (ii) to the extent that entry into
                             repurchase agreements and the purchase            repurchase agreements and the purchase
                             of debt instruments or interests in               of debt instruments or interests in
                             indebtedness in accordance with the               indebtedness in accordance with the
                             Fund's investment objective and policies          Fund's investment objective and policies
                             may be deemed to be loans.                        may be deemed to be loans.

INDUSTRY CONCENTRATION       May not concentrate its investments in a          May not concentrate its investments in a

FUNDAMENTAL RESTRICTION                  EXISTING FUND                                 NEW FUND
------------------------------------------------------------------------------------------------------------------------------------
                             particular industry, as that term is used in      particular industry, as that term is used in
                             the 1940 Act, and as interpreted or               the 1940 Act, and as interpreted or
                             modified by regulatory authority having           modified by regulatory authority having
                             jurisdiction, from time to time.                  jurisdiction, from time to time.

The Existing Fund and the New Fund are each subject to identical non-fundamental (which may be changed by a vote of the NPF Board or the Acquiring Trust Board, respectively, without shareholder approval) investment restrictions, except that the New Fund does not have a non-fundamental investment restriction limiting its investments in a Rule 2a-7 (under the 1940 Act) compliant money market fund to no more than 10% of its total assets. The table below compares the non-fundamental investment restrictions of the Funds and shows that they are identical but for such difference with respect to investments in Rule 2a-7 (under the 1940 Act) compliant money market funds.

NON-FUNDAMENTAL RESTRICTION              EXISTING FUND                                 NEW FUND
------------------------------------------------------------------------------------------------------------------------------------
BORROW MONEY                May not borrow money in an amount greater          May not borrow money in an
                            than 5% of its total assets, except (i) for        amount greater than 5% of its total
                            temporary or emergency purposes, and (ii) by       assets, except (i) for temporary or
                            engaging in reverse repurchase agreements or       emergency purposes, and (ii) by
                            other investments or transactions described in     engaging in reverse repurchase
                            the Fund's registration statement which may        agreements or other investments or
                            be deemed to be borrowings.                        transactions described in the Fund's
                                                                               registration statement which may be
                                                                               deemed to be borrowings.

REVERSE REPO OR DOLLAR      May not enter into either of reverse               May not enter into either of reverse
ROLLS                       repurchase agreements or dollar rolls in an        repurchase agreements or dollar rolls
                            amount greater than 5% of its total assets.        in an amount greater than 5% of its
                                                                               total assets.

MARGIN OR SHORT-SALES       May not purchase securities on margin or           May not purchase securities on
                            make short sales, except (i) short sales against   margin or make short sales, except
                            the box, (ii) in connection with arbitrage         (i) short sales against the box, (ii) in
                            transactions, (iii) for margin deposits in         connection with arbitrage
                            connection with futures contracts, options or      transactions, (iii) for margin deposits
                            other permitted investments, (iv) that             in connection with futures contracts,
                            transactions in futures contracts and options      options or other permitted
                            shall not be deemed to constitute selling          investments, (iv) that transactions in
                            securities short, and (v) that the Fund may        futures contracts and options shall
                            obtain such short-term credits as may be           not be deemed to constitute selling
                            necessary for the clearance of securities          securities short, and (v) that the
                            transactions.                                      Fund may obtain such short-term
                                                                               credits as may be necessary for the
                                                                               clearance of securities transactions.

LENDING                     May not lend portfolio securities.                 May not lend portfolio securities.

ILLIQUID                    May not purchase illiquid securities               May not purchase illiquid securities
                            (including repurchase agreements of more           (including repurchase agreements of
                            than seven days' duration, certain restricted      more than seven days' duration,
                            securities, and other securities which are not     certain restricted securities, and
                            readily marketable), if, as a result, such         other securities which are not readily
                            securities would represent, at the time of         marketable), if, as a result, such
                            purchase, more than 15% of the value of the        securities would represent, at the
                            Fund's net assets.                                 time of purchase, more than 15% of
                                                                               the value of the Fund's net assets.

2(A)(7) FUND                May not invest more than 10% of its total          None
                            assets in a Rule 2a-7 (under the 1940 Act)
                            compliant money market fund.




                                       28



HIGH YIELD BONDS            May not invest less than 80% of its net assets     Must invest at least 80% of its net
                            in high yield bonds that are rated investment      assets in high yield bonds that are
                            grade by at least one of the nationally            rated investment grade by at least
                            recognized statistical rating organizations        one of the nationally recognized
                            ("NRSRO") or, if unrated, determined to be         statistical rating organizations
                            of comparable quality by NCRAM.                    ("NRSRO") or, if unrated,
                                                                               determined to be of comparable
                                                                               quality by the Fund's investment
                                                                               sub-adviser, NCRAM

                                FUND MANAGEMENT

Portfolio management will not change. The investment advisor and sub-advisor for the Existing Fund will also be the investment advisor and sub-advisor for the New Fund.

THE ADVISER

NAM USA, a New York corporation with its office located at Worldwide Plaza, 309 West 49th Street, New York, New York 10019, serves as investment adviser for the Existing Fund and will also serve as investment adviser to the New Fund. Under its investment advisory agreements with the Funds, NAM USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Funds, subject to the oversight and supervision of the NPF Board or the Acquiring Trust Board. NAM USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under each of the agreements.

For the fiscal year ended September 30, 2013, the Existing Fund paid advisory fees to NAM USA of $213,489. The New Fund will not commence operations until after the consummation of the Reorganization.

THE SUB-ADVISER

NCRAM, a New York corporation with its office located at Worldwide Plaza, 309 West 49th Street, New York, New York 10019, serves as sub-adviser for the Existing Fund and will serve as sub-adviser to the New Fund.

NAM USA compensates NCRAM out of the advisory fee it receives from the Existing Fund for providing sub-advisory services.

     COMPARISONS OF INVESTMENT ADVISORY AGREEMENTS, INVESTMENT SUB-ADVISORY
                 AGREEMENTS AND CONTRACTUAL EXPENSE LIMITATIONS

COMPARISON OF THE ADVISORY AGREEMENT BETWEEN THE COMPANY AND NAM USA WITH RESPECT TO THE EXISTING FUND (THE "EXISTING ADVISORY AGREEMENT") AGAINST THE ADVISORY AGREEMENT BETWEEN THE ACQUIRING TRUST AND NAM USA WITH RESPECT TO NEW FUND (THE "NEW ADVISORY AGREEMENT" AND TOGETHER WITH THE EXISTING ADVISORY AGREEMENT, THE "ADVISORY AGREEMENTS" AND EACH, AN "ADVISORY AGREEMENT")

INVESTMENT ADVISORY SERVICES

NAM USA's responsibilities with respect to providing investment advisory services to the Funds are substantially similar. NAM USA shall furnish continuously an investment program for each Fund consistent with the Fund's investment objectives, policies and restrictions set forth in the Fund's registration statement on Form N-1A; the policies and instructions adopted by the Acquiring Trust or the Company, as applicable; the applicable provisions of the 1940 Act; and all other applicable federal and state laws and regulations. NAM USA shall determine, with respect to each Fund, what investment instruments shall be purchased by the Fund, what investment instruments shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested. NAM USA shall arrange for the purchase and the sale of securities and other assets held by each Fund by placing purchase and sale orders with brokers or dealers selected by NAM USA.

COMPENSATION

EXISTING ADVISORY AGREEMENT: For the services provided by NAM USA to the Existing Fund, the Existing Fund pays NAM USA a monthly advisory fee at an annual rate of 0.65% of the Existing Fund's average daily net assets.

NEW ADVISORY AGREEMENT: For the services to be provided by NAM USA to the New Fund, the New Fund will pay NAM USA an advisory fee, not less frequently than monthly in arrears, at an annual rate of 0.50% of the New Fund's average daily net assets.

LIABILITY

EXISTING ADVISORY AGREEMENT: NAM USA is not liable for any error of judgment or mistake of law or for any loss suffered by the Existing Fund in connection with the matters to which the Existing Fund's Advisory Agreement relates, provided that nothing in the agreement protects NAM USA against any liability to the Existing Fund or its shareholders to which NAM USA would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Existing Advisory Agreement.

NEW ADVISORY AGREEMENT: NAM USA is liable to the New Fund for any loss incurred by the New Fund as a result of any investment made by NAM USA in contravention of: (i) any investment policy, guideline or restriction set forth in the New Fund's registration statement on Form N-1A ("REGISTRATION STATEMENT") or as approved by the Acquiring Trust Board from time to time and provided to NAM; or
(ii) applicable law, including but not limited to the 1940 Act and the Code (collectively, "IMPROPER INVESTMENTS").

INDEMNIFICATION

EXISTING ADVISORY AGREEMENT: The Existing Advisory Agreement does not include any provisions that provide indemnification from NAM USA.

NEW ADVISORY AGREEMENT: NAM USA has an obligation to indemnify and hold harmless the Acquiring Trust, each affiliated person of the Acquiring Trust as defined in the 1940 Act, and each person who controls the Acquiring Trust as defined in the Securities Act of 1933, as amended (each an "INDEMNIFIED PARTY"), against any and all losses, claims, damages, expenses or liabilities arising out of or based upon: (i) a breach by NAM USA of the New Advisory Agreement or of the representations and warranties made by NAM USA in the New Advisory Agreement; (ii) Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact contained in any of the New Fund's registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, "DISCLOSURE DOCUMENTS"), or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or
(iv) NAM USA's performance or nonperformance of its duties under the New Advisory Agreement. However, the New Advisory Agreement will not protect any Indemnified Party who is a Trustee or officer of the Acquiring Trust against any liability to the Acquiring Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Acquiring Trust.

MAINTENANCE OF BOOKS AND RECORDS AND REPORTING OBLIGATIONS

NAM USA's responsibilities with respect to maintaining of books and records and reporting obligations for the Funds are substantially similar. NAM USA is required to maintain books and records for each Fund as required to be maintained by the investment adviser of a registered investment company under the 1940 Act or the Investment Advisers Act of 1940, as amended. NAM USA shall also provide periodic reports concerning the obligations NAM USA has assumed under each Agreement as the NPF Board or the Acquiring Trust Board may reasonably request.

DURATION AND TERMINATION

EXISTING ADVISORY AGREEMENT: The Existing Advisory Agreement can be terminated without penalty (a) by the Company, by vote of its Board or by the vote of a majority of the outstanding voting securities of the Existing Fund, on 60 days' written notice to NAM USA, or (b) by NAM USA at any time on 60 days' written notice to the Company.

NEW ADVISORY AGREEMENT: The New Advisory Agreement can be terminated without penalty (a) by the Acquiring Trust, by vote of its Board or by the vote of a majority of the outstanding voting securities of the New Fund, or (b) by NAM USA at any time on not more than 60 days' nor less than 30 days' written notice to the Acquiring Trust.

GOVERNING LAW

EXISTING ADVISORY AGREEMENT: The Existing Advisory Agreement is construed in accordance with the laws of the State of Maryland.

NEW ADVISORY AGREEMENT: The New Agreement is construed in accordance with the laws of the State of Delaware.

COMPARISON OF THE SUB-ADVISORY AGREEMENT BETWEEN NAM USA AND NCRAM WITH RESPECT TO THE EXISTING FUND (THE "EXISTING SUB-ADVISORY AGREEMENT") AGAINST THE SUB-ADVISORY AGREEMENT BETWEEN NAM USA AND NCRAM WITH RESPECT TO THE NEW FUND (THE "NEW SUB-ADVISORY AGREEMENT" AND TOGETHER WITH THE EXISTING SUB-ADVISORY AGREEMENT, THE "SUB-ADVISORY AGREEMENTS" AND EACH, A "SUB-ADVISORY AGREEMENT")

INVESTMENT SUB-ADVISORY SERVICES

NCRAM's responsibilities with respect to providing investment advisory services for the Funds are substantially similar. NCRAM shall, subject to the supervision of NAM USA, furnish continuously an investment program for each Fund consistent with the Fund's investment objectives, policies and restrictions set forth in the Fund's registration statement on Form N-1A; the policies and instructions adopted by the Acquiring Trust or the Target Trust, as applicable; the applicable provisions of the 1940 Act; all other applicable federal and state laws and regulations; and any other investment guidelines established by NAM USA. NCRAM shall determine, with respect to each Fund, what investment instruments shall be purchased by the Fund and what investment instruments shall be held or sold by the Fund. NCRAM shall arrange for the purchase and the sale of securities and other assets held by each Fund by placing purchase and sale orders with brokers or dealers selected by NCRAM.

COMPENSATION

EXISTING SUB-ADVISORY AGREEMENT: For services rendered under the Existing Sub-Advisory Agreement, NAM USA pays NCRAM a monthly fee equal to 50% of the monthly advisory fee received by NAM USA from the Existing Fund.

NEW SUB-ADVISORY AGREEMENT: NAM USA will pay to NCRAM as compensation for NCRAM's services rendered, 65% of the total advisory fee paid to NAM USA pursuant to the Investment Advisory Agreement between NAM USA and the Acquiring Trust.

LIABILITY

EXISTING SUB-ADVISORY AGREEMENT: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of NCRAM, NCRAM is not subject to liability to NAM USA, the Company, the Existing Fund or to any shareholder of the Existing Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

NEW SUB-ADVISORY AGREEMENT: NCRAM is liable to the New Fund for any loss incurred by the New Fund as a result of any investment made by NCRAM in Improper Investments.

INDEMNIFICATION

EXISTING SUB-ADVISORY AGREEMENT: The Existing Sub-Advisory Agreement does not include any indemnification provisions from NCRAM.

NEW SUB-ADVISORY AGREEMENT: NCRAM has an obligation to indemnify and hold harmless each Indemnified Party, against any and all losses, claims, damages, expenses or liabilities arising out of or based upon: (i) a breach by NCRAM of the New Sub-Advisory Agreement or of the representations and warranties made by NCRAM in the New Sub-Advisory Agreement; (ii) Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact contained in any of the New Fund's Disclosure Documents, or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) NCRAM's performance or non-performance of its duties under the New Sub-Advisory Agreement. However, the New Sub-Advisory Agreement will not protect any Indemnified Party who is a Trustee or officer of the Acquiring Trust against any liability to the Acquiring Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Acquiring Trust.

MAINTENANCE OF BOOKS AND RECORDS AND REPORTING OBLIGATIONS

EXISTING SUB-ADVISORY AGREEMENT: NCRAM shall provide periodic reports concerning the obligations NCRAM has assumed under each Agreement as the NPF Board or NAM USA may reasonably request. The Existing Sub-Advisory Agreement does not include any provisions with respect to maintaining of books and records for the Fund.

NEW SUB-ADVISORY AGREEMENT: NCRAM shall provide periodic reports concerning the obligations NCRAM has assumed under each Agreement as the Acquiring Trust Board or NAM USA may reasonably request. In addition, NCRAM is required to maintain books and records for each Fund as required to be maintained by the investment adviser of a registered investment company under the 1940 Act or the Investment Advisers Act of 1940, as amended (other than those records being maintained by NAM USA or the New Fund's other service providers).

DURATION AND TERMINATION

EXISTING SUB-ADVISORY AGREEMENT: The Existing Sub-Advisory Agreement can be terminated without penalty (a) by the Company, by vote of its Board or by the vote of a majority of the outstanding voting securities of the Existing Fund, on 60 days' written notice to NCRAM, or (b) by NAM USA or NCRAM at any time on 60 days' written notice to the other party.

NEW SUB-ADVISORY AGREEMENT: The New Sub-Advisory Agreement can be terminated without penalty (a) by the Acquiring Trust, by vote of its Board or by the vote of a majority of the outstanding voting securities of the New Fund, or (b) by NAM USA or NCRAM at any time on not more than 60 days' nor less than 30 days' written notice to the other party).

GOVERNING LAW

EXISTING SUB-ADVISORY AGREEMENT: The Existing Sub-Advisory Agreement was construed in accordance with the laws of the State of Maryland.

NEW SUB-ADVISORY AGREEMENT: The New Sub-Advisory Agreement is construed in accordance with the laws of the State of Delaware.

COMPARISON OF THE CONTRACTUAL EXPENSE LIMITATION AGREEMENT BETWEEN THE COMPANY AND NAM USA WITH RESPECT TO THE EXISTING FUND (THE "EXISTING FEE CAP AGREEMENT") AGAINST THE CONTRACTUAL EXPENSE LIMITATION AGREEMENT BETWEEN THE ACQUIRING TRUST AND NAM USA WITH RESPECT TO THE NEW FUND (THE "NEW FEE CAP AGREEMENT")

EXISTING FEE CAP AGREEMENT: NAM USA has contractually agreed to waive its management fee and, if necessary, to reimburse the Existing Fund so that total operating expenses of the Existing Fund are limited to 0.85% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2015. Under the Existing Fee Cap Agreement amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Existing Fund's expenses to exceed any expense limitation in place at the time those expenses were waived. The Existing Fee Cap Agreement may not be terminated prior to January 28, 2015, except by action of the NPF Board. Any such amounts waived or reimbursed may not be recaptured by NAM USA at any time after the close of the Reorganization.

NEW FEE CAP AGREEMENT: NAM USA has contractually agreed to waive fees and/or reimburse expenses of the New Fund, to the extent necessary, so that total annual operating expenses of the New Fund are limited to 0.65% of the New Fund's average daily net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) until January 29, 2016 (the "Expense Limitation"). NAM USA may recover all or a portion of the amounts waived or reimbursed within a three-year period from the year in which NAM USA waived its fee or reimbursed expenses if the New Fund's total operating expenses are below the Expense Limitation. This agreement may be terminated: (i) by the Acquiring Trust Board, for any reason at any time, or (ii) by NAM USA, upon ninety (90) days' prior written notice to the Acquiring Trust, effective as of the close of business on January 29, 2016.

PORTFOLIO MANAGERS

EXISTING FUND PORTFOLIO MANAGERS

Two individuals at NCRAM share responsibility for managing the Existing Fund.

PORTFOLIO MANAGERS              SINCE                         RECENT PROFESSIONAL EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
Stephen Kotsen (Lead) ........  2012                 Stephen Kotsen, CFA, is a Managing Director and Portfolio Manager
                                                     with NCRAM. He joined NCRAM in December 1998 and has been a
                                                     Portfolio Manager for NCRAM's high yield bond investments since
                                                     2000.

David Crall ..................  2012                 David Crall, CFA, is the Chief Investment Officer, and a Managing
                                                     Director and Portfolio Manager with NCRAM. He is the Chairman of
                                                     NCRAM's Investment Committee, which is comprised of NCRAM's portfolio managers and assistant portfolio managers. He has been co-
                                                     head of the high yield department of NCRAM, encompassing
                                                     primarily high yield bonds, but also public-side management of loans and distressed investments, since 2000. He was the founder and has been the manager of NCRAM's credit long/short strategy since 2001.

OTHER FUNDS AND ACCOUNTS MANAGED. The following table sets forth information about funds and accounts other than the Existing Fund for which the Existing Fund's portfolio managers are primarily responsible for the day-today portfolio management as of December 31, 2013.

                                NUMBER OF OTHER ACCOUNTS MANAGED AND         NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY
                                       ASSETS BY ACCOUNT TYPE                                FEE IS PERFORMANCE-BASED
                                -------------------------------------------------------------------------------------------------
                                  REGISTERED     OTHER POOLED                          REGISTERED   OTHER POOLED
                                  INVESTMENT      INVESTMENT                           INVESTMENT   INVESTMENT
NAMES OF PORTFOLIO MANAGERS       COMPANIES        VEHICLES     OTHER ACCOUNTS         COMPANIES      VEHICLES    OTHER ACCOUNTS
                                -------------------------------------------------------------------------------------------------
Stephen Kotsen, CFA                     0                  13                17            0                  0          0
                                               $9,857,569,096    $4,016,679,553
David Crall, CFA                        0                  2                  0            0                  2          0
                                                $114,851,612                  0                    $114,851,612


SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2013, the portfolio managers listed above did not own beneficially any securities issued by the Existing Fund.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus, notional stock units, and other deferrals.

BASE SALARY COMPENSATION. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager's performance, there is a review of his specialties and expertise, a review of his capabilities to achieve assigned duties, and a review of his management and communication skills.

DISCRETIONARY COMPENSATION. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus, notional stock units, and other deferrals. The bonus is based on both quantitative and qualitative assessment. The quantitative assessment generally takes into account the performance of each of the portfolio manager's accounts, as well as a peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. The qualitative assessment includes reviewing the portfolio manager's overall contribution to NCRAM, focusing primarily on the contribution to the management of the investment team and to client service and marketing. Portfolio managers are also members of NCRAM's Investment Committee, and consideration is also given to their contributions to investment discussions held by the Committee. A bonus can represent up to 100% or more of base salary. A portion of the discretionary compensation is generally cash and another portion is generally delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc. There can also be other deferrals tied to various performance metrics.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. A portion of the deferred compensation is delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc.

POTENTIAL MATERIAL CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following:
(i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts, and (iii) circumstances where NCRAM has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

NEW FUND PORTFOLIO MANAGERS

Stephen Kotsen and David Crall will be responsible for the day-to-day management of the New Fund's portfolio. They will be responsible for the management of the New Fund at its inception. Information regarding Mr. Kotsen and Mr. Crall is provided above under the heading "EXISTING FUND PORTFOLIO MANAGERS."

DISCLOSURE OF SECURITIES OWNERSHIP. Because the New Fund has not yet commenced operations, the Portfolio Managers do not own any shares of the New Fund.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of either Existing Fund or the New Fund through a broker-dealer or other financial intermediary (such as a bank), the applicable Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PRINCIPAL SERVICE PROVIDERS

The following table lists the principal service providers for the Funds. As noted above, there is expected to be a transition period following the Closing during which time some of the Existing Fund's service providers will provide services to the New Fund. The length of the transition period may impact the New Fund's operating expense ratios.

                               SERVICE PROVIDERS

------------------------------------------------------------------------------------------------------------------------------------
SERVICE                              EXISTING FUND                                   NEW FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER           Nomura Asset Management U.S.A. Inc.           Nomura Asset Management U.S.A. Inc.
                             Worldwide Plaza, 309 West 49th Street,        Worldwide Plaza, 309 West 49th Street,
                             New York, NY 10019                            New York, NY 10019

INVESTMENT SUB-              Nomura Corporate Research and Asset           Nomura Corporate Research and Asset
  ADVISER                    Management Inc.                               Management Inc.
                             Worldwide Plaza, 309 West 49th Street,        Worldwide Plaza, 309 West 49th Street,
                             New York, NY 10019                            New York, NY 10019

DISTRIBUTOR                  Foreside Funds Services, LLC                  SEI Investments Distribution Co.
                             Three Canal Plaza, Suite 100                  One Freedom Valley Drive
                             Portland, ME 04101                            Oaks, Pennsylvania 19456

ADMINISTRATOR                State Street Bank and Trust Company           DST Systems, Inc.
                             4 Copley Place, 5th Floor, CPH-0326           One Freedom Valley Drive
                             Boston, MA 02116                              Oaks, Pennsylvania 19456

CUSTODIAN                    State Street Bank and Trust Company 4         MUFG Union Bank, N.A.
                             Copley Place, 5th Floor, CPH-0326             350 California Street
                             Boston, MA 02116                              6th Floor
                                                                           San Francisco, CA 94104

COMPLIANCE                   Foreside Compliance Services, LLC             SEI Investments Global Funds Services
  SERVICES                   Three Canal Plaza, Suite 100                  One Freedom Valley Drive
                             Portland, ME 04101                            Oaks, Pennsylvania 19456

TRANSFER AGENT               Boston Financial Data Services, Inc.          DST Systems, Inc.
                             30 Dan Road                                   430 W 7th Street
                             Canton, MA 02021                              Kansas City, MO 64105

INDEPENDENT                  BBD, LLP 1835                                 Ernst & Young LLP
  REGISTERED                 Market Street, 26th Floor                     One Commerce Square, 2005 Market
  PUBLIC                     Philadelphia, PA 19103                        Street, Suite 700,
  ACCOUNTING FIRM                                                          Philadelphia, Pennsylvania 19103

LEGAL COUNSEL                Davis Polk & Wardwell LLP                     Morgan, Lewis & Bockius LLP
                             450 Lexington Avenue                          1701 Market Street
                             New York, NY 10017                            Philadelphia, PA 19103

                                       35

                 GENERAL INFORMATION ABOUT THE SPECIAL MEETING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the NPF Board to solicit the vote of shareholders of the Existing Fund at a Special Meeting of the Existing Fund, which we refer to as the "SPECIAL MEETING." The Special Meeting is scheduled to begin at 11:30 a.m. Eastern Time, on December 5, 2014.

VOTING INFORMATION

Holders of record of the shares of the Existing Fund at the close of business on November 3, 2014 (the "RECORD DATE"), as to any matter on which they are entitled to vote, will be entitled to one vote and each fractional share is entitled to a proportionate fractional vote on all business of the Special Meeting.

SHARES OUTSTANDING ON THE RECORD DATE

                                                            NUMBER OF SHARES
EXISTING FUND                                                 OUTSTANDING
--------------------------------------------------------------------------------
Class A shares .............................................    281,004.579
Class C shares .............................................    138,984.886
Class I shares .............................................  4,986,529.240
Total ......................................................  5,406,518.705


The cost of preparing, printing, and mailing the enclosed proxy card and this Proxy Statement/Prospectus, and all other reasonable costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile, or telegram, will be borne by NAM USA. In addition to solicitation by mail and by telephone by a proxy solicitation firm retained for this purpose, representatives of the Existing Fund and NAM USA, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

APPENDIX B lists the persons that as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any Class of the Existing Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Existing Fund or acknowledges the existence of such control. As a controlling shareholder, such person could control the outcome of any proposal submitted to shareholders for approval including approval of the Proposal.

NCRAM owns a substantial portion of the outstanding shares of the Existing Fund. To address this conflict NCRAM will "ECHO VOTE" or "MIRROR VOTE" its proxied shares in the same proportion as the votes of other proxy holders. This "echo voting" may result in a small number of shareholders determining the vote on the Proposal.

The table below provides a breakdown, as of the Record Date, of the outstanding shares of the Existing Fund owned by NCRAM.

--------------------------------------------------------------------------------
SHARE CLASS              NUMBER OF SHARES           PERCENTAGE OF SHARE CLASS
--------------------------------------------------------------------------------
Class A shares             113,835.817                      40.51%
--------------------------------------------------------------------------------
Class C shares             112,290.454                      80.79%
--------------------------------------------------------------------------------
Class I shares           3,201,854.302                      64.21%
--------------------------------------------------------------------------------

REVOCATION OF PROXIES

Any shareholder of the Existing Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Existing Fund) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Existing Fund or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is properly made, in favor of the Proposal.

SHAREHOLDER APPROVAL

Approval of the Proposal requires the affirmative "vote of a majority of the outstanding shares of capital stock of the Existing Fund entitled to vote" (as that term is defined under the 1940 Act) at the Special Meeting. Each of the Class A, Class C and Class I shares of the Existing Fund will vote together as a group on the Proposal. Each whole share of the Existing Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, respectively. For purposes of the vote on the Proposal, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such brokers or nominees do not have discretionary power) will have the effect of votes against the Proposal, although they will be considered present for purposes of determining the existence of a quorum.

METHODS OF VOTING

In addition to voting by giving a proxy either by mail or at the Special Meeting, any shareholder may attend the Special Meeting and vote in person. Any shareholder who attends the Special Meeting and wishes to vote in person will be given a ballot prior to the vote. If the shares of a shareholder wishing to vote in person are held in the name of a broker, bank, or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

QUORUM AND ADJOURNMENT

The presence at the Special Meeting, in person or by proxy, of the holders of record of a majority of the outstanding shares entitled to vote thereat shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business is not present at the Special Meeting, holders of a majority of the shares represented at the Special Meeting may, without further notice, adjourn the Special Meeting one or more times until a quorum is present. If the necessary quorum is obtained but the vote required to approve the Proposal is not obtained: (i) the Chairman of the NPF Board or the person presiding as Chairman of the Special Meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting; or (ii) upon motion of the Chairman of the NPF Board or the person presiding as Chairman of the Special Meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without notice other than announcement at the meeting. At such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally notified. Any shares present and entitled to vote at the Special Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor in such an adjournment. The Special Meeting may be adjourned an unlimited number of times as long as the adjourned meeting is held no more than 120 days from the record date.

SOLICITATION OF PROXIES

BFDS has been engaged to assist in the solicitation of proxies for the Existing Fund, at an estimated cost of approximately $6,500, plus expenses. Such cost and expenses are to be borne by NAM USA, whether or not the Proposal is approved.
As the Special Meeting date approaches, certain shareholders of Existing Fund may receive a telephone call from a representative of BFDS if their votes have not yet been received. Authorization to permit BFDS to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Existing Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The
Existing Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the BFDS representative is required to ask for each shareholder's full name and complete address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the BFDS representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to BFDS, then the BFDS representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the BFDS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. BFDS will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call BFDS immediately if his or her instructions are not correctly reflected in the confirmation.

Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal.

Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact BFDS toll-free at 1-844-292-8012. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

OTHER MATTERS

The Existing Fund is not aware of any other matters that are expected to arise at the Special Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

                              FINANCIAL HIGHLIGHTS

NEW FUND: The New Fund has not commenced operations.

EXISTING FUND: The financial highlights for the period ended September 30, 2013 with respect to the Existing Fund are below and have been audited by BBD, LLP, whose report along with the Existing Fund's financial statements for such fiscal years are included in the Existing Fund's annual report for the applicable fiscal year. The financial highlights for the most recent fiscal period with respect to the Existing Fund are from the Existing Fund's most recent semi-annual report accompanying this Proxy Statement/Prospectus. The Existing Fund's Reports are each incorporated by reference into the Reorganization SAI accompanying this Proxy Statement/Prospectus.

AUDITED FINANCIAL HIGHLIGHTS

This table is designed to help you understand the Existing Fund's financial performance for the year ended September 30, 2013. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Existing Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

EXISTING FUND
                                                                                                         PERIOD ENDED
CLASS A                                                                                              SEPTEMBER 30, 2013(a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA NET ASSET VALUE, BEGINNING OF PERIOD                                         $         10.00
Income (loss) from investment operations:
  Net investment income (loss)(b)                                                                                0.50
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                       0.21
Total income (loss) from investment operations                                                                   0.71
Distributions to shareholders from:
  Net investment income                                                                                         (0.48)
  Net realized gains                                                                                               --
Total distributions                                                                                             (0.48)
Redemption fees(b)                                                                                                 --
NET ASSET VALUE, END OF PERIOD                                                                       $          10.23
Total return (%)(c)(d)                                                                                           7.20*
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                                              $              5
Ratio of expenses before expense reductions (%)(e)                                                               2.82**
Ratio of expenses after expense reductions (%)                                                                   1.10**
Ratio of net investment income (loss) (%)                                                                        6.48**
Portfolio turnover rate (%)                                                                                       148*

                                                                                                         PERIOD ENDED
CLASS C                                                                                              SEPTEMBER 30, 2013(a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA NET ASSET VALUE, BEGINNING OF PERIOD                                         $         10.00
Income (loss) from investment operations:
  Net investment income (loss)(b)                                                                                0.44
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                       0.21
Total income (loss) from investment operations                                                                   0.65
Distributions to shareholders from:
  Net investment income                                                                                         (0.42)
  Net realized gains                                                                                               --
Total distributions                                                                                             (0.42)
Redemption fees(b)                                                                                                 --
NET ASSET VALUE, END OF PERIOD                                                                       $          10.23
Total return (%)(c)(d)                                                                                           6.63*
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                                              $              2


                                                               PERIOD ENDED
CLASS C                                                    SEPTEMBER 30, 2013(a)
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)(e)                3.67**
Ratio of expenses after expense reductions (%)                    1.85**
Ratio of net investment income (loss) (%)                         5.77**
Portfolio turnover rate (%)                                        148*

--------------------------
*    Not Annualized.

**   Annualized.

(a)  Fund commenced operations on December 27, 2012.

(b)  Calculated based on average shares outstanding during the period.

(c) Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)  Total Return does not include the effects of sales charges.

(e) Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.


                                                                                                         PERIOD ENDED
CLASS I                                                                                              SEPTEMBER 30, 2013(a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA NET ASSET VALUE, BEGINNING OF PERIOD                                         $          10.00
Income (loss) from investment operations:
  Net investment income (loss)(b)                                                                                0.51
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                       0.22
Total income (loss) from investment operations                                                                   0.73
Distributions to shareholders from:
  Net investment income                                                                                         (0.50)
  Net realized gains                                                                                             --
Total distributions                                                                                             (0.50)
Redemption fees(b)                                                                                                 --(e)
NET ASSET VALUE, END OF PERIOD                                                                       $          10.23
Total return (%)(c)                                                                                              7.39*
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                                              $             48
Ratio of expenses before expense reductions (%)(d)                                                               2.60**
Ratio of expenses after expense reductions (%)                                                                   0.85**
Ratio of net investment income (loss) (%)                                                                        6.71**
Portfolio turnover rate (%)                                                                                       148*

-------------------

*    Not Annualized.

**   Annualized.

(a)  Fund commenced operations on December 27, 2012.

(b)  Calculated based on average shares outstanding during the period.

(c) Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d) Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(e)  Amount represents less than $0.01 per share.

UNAUDITED FINANCIAL HIGHLIGHTS

The Existing Fund's fiscal year end is September 30. The financial highlights tables below provide additional information for the Existing Fund's most recent six-month reporting period ended March 31, 2014 and should be read in conjunction with the financial highlights tables included in the Existing Fund's prospectus providing information for the last five fiscal years of the Existing Fund. The information for the six-month semi-annual reporting period is unaudited.

                                                                                                            PERIOD ENDED
                                                                                                           MARCH 31, 2014
CLASS A                                                                                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                                                                       $    10.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(b)                                                                               0.32
   Net realized and unrealized gain (loss) on investments and foreign currency transactions                      0.45
      Total income (loss) from investment operations                                                             0.77
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                                        (0.37)
   Net realized gains
                                                                                                                (0.14)
      Total distributions                                                                                       (0.51)
REDEMPTION FEES(b)                                                                                                 --(f)
NET ASSET VALUE, END OF PERIOD                                                                             $    10.49
TOTAL RETURN (%)(c)(d)                                                                                           7.64(*)
RATIO TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
   Net assets, end of period (in millions)                                                                 $        3
   Ratio of expenses before expense reductions (%)(e)                                                            2.32(**)
   Ratio of expenses after expense reductions (%)                                                                1.10(**)
   Ratio of net investment income (loss) (%)                                                                     6.16(**)
PORTFOLIO TURNOVER RATE (%)                                                                                        54(*)


                                                                                                             PERIOD ENDED
                                                                                                            MARCH 31, 2014
CLASS C                                                                                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                                                                       $    10.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(b)                                                                               0.28
   Net realized and unrealized gain (loss) on investments and foreign currency transactions                      0.45
      Total income (loss) from investment operations                                                             0.73
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                                        (0.33)
   Net realized gains                                                                                           (0.14)
      Total distributions                                                                                       (0.47)
REDEMPTION FEES(b)                                                                                                 --(f)
NET ASSET VALUE, END OF PERIOD                                                                             $    10.49
TOTAL RETURN (%)(c)(d)                                                                                           7.23(*)
RATIO TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
   Net assets, end of period (in millions)                                                                 $        2
   Ratio of expenses before expense reductions (%)(e)                                                            3.08(**)
   Ratio of expenses after expense reductions (%)                                                                1.85(**)
   Ratio of net investment income (loss) (%)                                                                     5.41(**)
PORTFOLIO TURNOVER RATE (%)                                                                                        54(*)

*    Not Annualized.

**   Annualized.

(b)  Calculated based on average shares outstanding during the period.

(c) Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)  Total return does not include the effects of sales charges.

(e) Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(f)  Amount represents less than $0.01 per share.

                                                                                                       PERIOD ENDED
                                                                                                      MARCH 31, 2014
CLASS I                                                                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $    10.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(b)                                                                          0.33
   Net realized and unrealized gain (loss) on investments and foreign currency transactions                 0.45
      Total income from investment operations                                                               0.78
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                                   (0.38)
   Net realized gains                                                                                      (0.14)
      Total distributions                                                                                  (0.52)
REDEMPTION FEES(B)(E)                                                                                         --
NET ASSET VALUE, END OF PERIOD                                                                        $    10.49
TOTAL RETURN (%)(C)                                                                                         7.79(*)
RATIO TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
   Net assets, end of period (in millions)                                                            $       51
   Ratio of expenses before expense reductions (%)(d)                                                       2.08(**)
   Ratio of expenses after expense reductions (%)                                                           0.85(**)
   Ratio of net investment income (loss) (%)                                                                6.41(**)
PORTFOLIO TURNOVER RATE (%)                                                                                   54(*)

*    Not Annualized.

(**) Annualized.

(b)  Calculated based on average shares outstanding during the period.

(c) Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d) Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(e)  Amount represents less than $0.01 per share.

                                   APPENDIX A




                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (this "AGREEMENT") is made as of _____ [__], 2014 by and among The Advisors' Inner Circle Fund III, a Delaware statutory trust (the "TRUST"), on behalf of its series, the Nomura High Yield Fund (the "ACQUIRING FUND"), Nomura Partners Funds, Inc. (the "COMPANY"), on behalf of its series, High Yield Fund (the "ACQUIRED FUND"), and Nomura Asset Management U.S.A. Inc.( "NAM") joins this Agreement solely for purposes of Sections [1.3, 1.7, 4.2, 4.4, 5.10, 5.11, 6.2, 7.3, 9.1, 9.2, 14.1, and 14.2
--LIST TO BE UPDATED WHEN FINAL]. The Acquiring Fund and the Acquired Fund may be referred to together as the "FUNDS." The capitalized terms used herein shall have the meanings ascribed to them in this Agreement. OTHER THAN THE ACQUIRED FUND AND THE ACQUIRING FUND, NO OTHER SERIES OF EITHER THE COMPANY OR THE TRUST ARE PARTIES TO THIS AGREEMENT.

     This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation for purposes of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "CODE") and the regulations adopted by the U.S. Treasury under the Code. The reorganization (the "REORGANIZATION") will, as set forth in this Agreement, consist of:

     (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Class I shares of beneficial interest, without par value, of the Acquiring Fund (the "ACQUIRING FUND SHARES");

     (ii) the assumption by the Acquiring Fund of only those liabilities of the Acquired Fund as specified herein; and

     (iii) the distribution, after the closing date contemplated by Section 3.1 (the "CLOSING DATE"), of the Acquiring Fund Shares, pro rata to the holders of the Class A, Class C and Class I shares of the Acquired Fund (the "ACQUIRED FUND SHARES"), and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

                                    RECITALS

     WHEREAS, each of the Acquiring Fund and the Acquired Fund is a series of open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 ACT"), and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Board of Trustees of the Acquiring Fund, including a majority of the Trustees who are not "interested persons" as that term is defined in
Section 2 (a)(19) of the 1940 Act ("INDEPENDENT TRUSTEES"), has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

     WHEREAS, the Board of Directors of the Acquired Fund, including a majority of the Directors who are not "interested persons" as that term is defined in
Section 2 (a)(19) of the 1940 Act ("INDEPENDENT DIRECTORS"), has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SPECIFIC LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

          (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the assets of the Acquired Fund specified in Section 1.2, subject to specified liabilities set forth in Section 1.3.

          (b) Immediately before the Closing Date, Acquiring Fund shall redeem the Initial Shares (as defined in paragraph 5.13) for $10.00.

          (c) The Acquiring Fund shall, on the Closing Date, issue and deliver to the Acquired Fund (1) the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Class I Acquired Fund Shares then outstanding, (2) the number of full and fractional Acquiring Fund Shares determined by dividing
               (A) the amount of the assets of the Acquired Fund attributable to its Class A shares, less the amount of the liabilities of the Acquired Fund attributable to its Class A shares by (B) the net asset value of one Class I Acquired Fund Share, and (3) the number of full and fractional Acquiring Fund Shares determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class C shares, less the amount of the liabilities of the Acquired Fund attributable to its Class C shares by (B) the net asset value of one Class I Acquired Fund Share. The transactions in subsections (a) and (c) above shall take place at the closing provided for in Section 3 (the "CLOSING").

          (d) On the Liquidation Date (as hereinafter defined), the Acquired Fund shall distribute in complete liquidation to its respective shareholders of record as of the Valuation Date (as defined in Section 2.3 of this Agreement) the

               Acquiring Fund Shares received by it. Each Class I shareholder of the Acquired Fund shall be entitled to receive the number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Class I Acquired Fund Shares held by such shareholder on the Valuation Date. Each Class A shareholder of the Acquired Fund shall be entitled to receive the number of full and fractional Acquiring Fund Shares equal to (i) the number of full and fractional Class A Acquired Fund Shares held by such shareholder on the Valuation Date divided by the number of full and fractional Class A Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of full and fractional Acquiring Fund Shares received by the Acquired Fund with respect to the Class A Acquired Fund Shares. Each Class C shareholder of the Acquired Fund shall be entitled to receive the number of full and fractional Acquiring Fund Shares equal to (i) the number of full and fractional Class C Acquired Fund Shares held by such shareholder on the Valuation Date divided by the number of full and fractional Class C Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of full and fractional Acquiring Fund Shares received by the Acquired Fund with respect to the Class C Acquired Fund Shares.

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, securities, commodities and futures interests, dividends and interest receivable, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, receivables for shares sold and all other properties and assets that are owned by the Acquired Fund on the Closing Date; other than the Acquired Fund's rights under this Agreement.

     1.3. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations to the extent possible before the Valuation Date (as defined in Section 2.3 of this Agreement). Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund on the Closing Date, except for those liabilities not assumed by the Acquiring Fund as specified herein. Liabilities assumed by the Acquiring Fund on the Closing Date shall include all of the Acquired Fund's liabilities, debts, obligations and duties of any kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable at the Valuation Date and whether or not specifically referred to in this Agreement; provided however, the Acquiring Fund will not assume, and hereby expressly rejects, liabilities of the Acquired Fund not incurred in the ordinary course of its business or in managing the investment portfolio of the Acquired Fund[, including, but not limited to, the potential expenses and liabilities of the Acquired Fund described in [insert an agreement] between NAM and the Acquiring Fund (the "LETTER AGREEMENT")].

          NAM acknowledges that certain potential expenses and liabilities [described in the Letter Agreement] will not be assumed by the Acquiring Fund or the Trust. NAM agrees to assume all expenses and liabilities of the Acquired Fund that are not assumed by the Acquiring Fund.

     1.4. As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the "LIQUIDATION DATE"), the Acquired Fund will liquidate and distribute to its shareholders of record as of the Valuation Date (as defined in Section 2.3 of this Agreement) the Acquiring Fund Shares received by the Acquired Fund as contemplated by
          Section 1.1(d). That liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective number of the Acquiring Fund Shares due to those shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Effective as of the Liquidation Date, all outstanding certificates representing shares of the Acquired Fund will be deemed cancelled and shall no longer evidence ownership thereof.

     1.6. The Acquired Fund shareholders shall pay any transfer taxes payable upon the receipt of Acquiring Fund shares.

     1.7. As soon as practicable on or after the Closing Date, the Acquired
          Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation. Any reporting responsibility of the Acquired Fund, is and shall remain the responsibility of NAM and the Acquired Fund up to and including the Closing Date and thereafter.

     1.8. Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Trust or the Company, and, for clarity, under no circumstances will any other series of the Trust or the Company have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.   VALUATION AND VALUATION DATE

     2.1. On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund the number of Acquiring Fund Shares (including fractional shares, if any) determined as provided in Section 1.

     2.2. The net asset value per share of the Class I Acquired Fund Shares shall be computed as of the Valuation Date (as defined in Section 2.3 of this Agreement) using the pricing and valuation procedures of the Acquired Fund, a current copy of which has been provided to the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the Company and the Trust.

     2.3. The Valuation Date shall be as of 4:00 p.m. Eastern time on December [__], or such other date as may be mutually agreed upon in writing by the parties hereto (the "VALUATION DATE").

     2.4. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined in Section 4.1(s) of this Agreement) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date. Any such distribution or other payment shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution or other payment is made shall have gone "ex" such distribution or other payment before the Valuation Date, in which case any such distribution other payment that remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     2.5. All computations of value shall be made in accordance with the requirements of the 1940 Act and pursuant to the Acquired Fund's pricing and valuation procedures, and shall be subject to confirmation by each Fund's respective independent registered public accounting firm upon reasonable request by the other Fund with the costs related to any such request being borne by (or on behalf of) the requesting Fund. The Company and the Trust agree to use all commercially reasonable efforts to resolve before the Valuation Date any material pricing differences between the prices of portfolio securities of the Acquired Fund and the Acquiring Fund.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be December [ ], 2014 or such other date to which the parties may agree. The Closing shall be held at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties. The Closing of the Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian or non-U.S. sub-custodian for the Acquiring

          Fund (collectively, the "CUSTODIAN"), for examination no later than five business days before the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, as applicable, the requirements of the U.S. Treasury Department's book-entry system or the Depository Trust Company, Participants Trust Company or other third party depositories, and by transfer to the account of the Custodian or sub-custodian or other permitted entity in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal, state and foreign stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian.

     3.3. If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for the portfolio securities of the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the second business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4. The Acquired Fund shall instruct its transfer agent, Boston Financial Data Services, Inc. ("BFDS"), to deliver at the Closing to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of Acquired Fund Shares owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Company, on behalf of the Acquired Fund. The Acquiring Fund will certify, or will cause its transfer agent to certify, to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited on the Closing Date to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will certify, or will cause its transfer agent to certify, to the Acquired Fund that such Acquiring Fund Shares have been credited to open accounts in the names of Acquired Fund shareholders as provided in
          Section 1.4.

     3.5. At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its legal counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Representations and Warranties of the Company on behalf of the Acquired Fund.

     The Company, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has the power to own all of its properties and assets and, subject to and contingent upon the Acquired Fund's shareholders' approval of this Agreement, by the required "majority" (as defined in the 1940
               Act) of the Acquired Fund's shareholders, to carry out and consummate its obligations under this Agreement. The Company is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

          (b) The Company is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Company's Articles of Amendment and Restatement of the Articles of Incorporation, as amended and supplemented (the "COMPANY CHARTER") and the 1940 Act.

          (c) The Acquired Fund is not in violation in any material respect of any provisions of the Company Charter and Company's amended and restated By-Laws (the "COMPANY BY-LAWS"), the Acquired Fund Prospectus or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation. The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a series of a registered investment company in material compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder.

          (d) The Acquired Fund's current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the "ACQUIRED FUND PROSPECTUS") conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 ACT"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) Information about the Company, the Acquired Fund and NAM, including any such information provided by any of the Company, NAM or officers, agents or representatives of any of them that appears in any portion of the Registration Statement on Form N-14 filed by the Trust, relating to the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund (the "TRUST N-14") or in any other proxy solicitation materials does not include any untrue statement of a material fact or omit to state any material fact relating to the Company, the Acquired Fund or NAM required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply in all material respects with federal securities and other laws and regulations.

          (f) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2, which are and as of the Closing Date will be free of any material liens, pledges or encumbrances or other adverse claims other than those incurred in the ordinary course of its business of managing the investment portfolio of the Acquired Fund.

          (g) Except as otherwise disclosed to the Acquiring Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. [Except as otherwise described in the Letter Agreement, neither the Company nor the Acquired Fund knows of any facts that might form the basis for the institution of such proceedings.] The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (h) The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Acquired Fund at, as of, and for the fiscal year ended [September 30, 2013], audited by BBD, LLP, independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied to the extent applicable to such report.

               The statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio investments (indicating their market values) of the Acquired Fund at, as of, and for the six month period ended March 31, 2014, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition, results of operations, and changes in net assets of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied to the extent applicable to such report, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above, or those incurred in the ordinary course of its business since March 31, 2014.

          (i) Since March 31, 2014, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness (other than in the ordinary course of business). For purposes of this subparagraph (i), distribution of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

          (j) (i) All U.S. federal income tax and other material tax returns and reports of the Acquired Fund, including but not limited to information returns, required by law to have been filed by such date (giving effect to extensions) have been timely filed and were true, correct and complete in all material respects as of the time of their filing; (ii) all taxes (if any) of the Acquired Fund which are due and payable on such returns or reports or on any assessments received by Acquired Fund shall have been timely paid or the timely payment thereof shall have been provided for;
               (iii) the Acquired Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and (iv) the Acquired Fund has not had any material tax deficiency or liability asserted against it, and it is not under any material audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As used in this Agreement, "tax" or "taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing or pending , or to the actual knowledge of the Company threatened, with respect to the assets of the Acquired Fund.

          (k) For each taxable year of its operation, the Acquired Fund has met, and for the current taxable year, the Acquiring Fund will meet, the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company," as of the Closing Date (other than, for purposes of this representation with respect to the current taxable year, the requirement of Section 852(a)(1) of the Code), has elected to be treated as such, and has computed or will compute, as applicable, its U.S. federal income tax under Section 852 of the Code, and the consummation of the transaction contemplated by the Agreement will not cause the Acquired Fund to fail to be qualified as a "regulated investment company" as of the Closing.

          (l) Neither NAM nor the Acquired Fund has received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (j) or (k) of this Section 4.1.

          (m) At all times since the creation of the Acquired Fund and each of its Class A shares, Class C shares, and Class I shares, the amount of outstanding shares of the Acquired Fund and each of its Class A shares, Class C shares, and Class I shares has been equal to or lower than the authorized number of shares permitted to be issued for the Acquired Fund and each of its Class A shares, Class C shares, and Class I shares, respectively, pursuant to the Company Charter. The authorized capital of the Company consists of a sufficient number of shares of Common Stock, par value per share of $0.33 and 1/3, of such number of different series as the Board of Directors of the Company may authorize from time to time. The outstanding shares of Common Stock of the Acquired Fund as of the Closing Date are divided into Class A shares, Class C shares, and Class I shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in
               Section 3.4. All issued and outstanding shares of the Acquired

               Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

          (n) The Acquired Fund's investment operations from its inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund.

          (o) The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of the Company and, subject to and contingent upon the approval, by the required "majority" (as defined in the 1940 Act) of the Acquired Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Company with respect to the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to affecting the enforcement of creditors' rights and to general equity principles.

          (p) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(d).

          (q) The Acquired Fund has no material contracts outstanding (other than this Agreement) to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the registration statement of the Company, as amended, filed with the Commission under the 1933 Act and the 1940 Act (the "REGISTRATION STATEMENT").

          (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained or will be obtained at or prior to the Closing under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 ACT"), the 1940 Act, state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

          (s) As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this

               Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof (excluding such restrictions as might arise under the 1933 Act on rule 144A securities). As used in this Agreement, the term "INVESTMENTS" shall mean the Acquired Fund's investments shown on the schedule of its portfolio investments as of [March 31, 2014] referred to in Section 4.1(i) hereof, as supplemented with such changes as the Acquired Fund shall make after [March 31, 2014], which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date.

          (t) The books and records of the Acquired Fund and the due diligence materials of the Acquired Fund made available to the Acquiring Fund, its Board and its legal counsel are true and correct in all material respects and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

          (u) All of the outstanding shares of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

          (v) Neither the Company nor the Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

          (w) The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder.

          (x) The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and is in compliance in all material respects with respect to its obligations to withhold in respect of dividends and other distributions and with respect to its obligations to pay to the proper taxing authorities all taxes withheld, and is not liable for any material penalties which could be imposed with respect thereto.

          (y) The Acquired Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return.

          (z) The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (v) through (z) of this Section 4.1.

     4.2. Representations and Warranties of NAM.

          (a) NAM, on behalf of the Acquired Fund and itself, represents and warrants that the representations made in subsections (e), (l),
               (n) and (s) of Section 4.1 are materially accurate and complete as of the date hereof and agrees to confirm the continuing accuracy and completeness of those representations in all material respects as of the Closing Date.

          (b) NAM acknowledges that its affiliate, Nomura Corporate Research and Asset Management Inc. ("NCRAM"), owns a majority of the issued shares of the Acquired Fund and NAM represents that, in connection with the Acquired Fund's shareholders' approval of this Agreement, such shares will be "mirror" or "echo" voted by NCRAM.

          (c) NAM represents that it is not aware of any arrangement whereby it or any affiliated person of NAM (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.

     4.3. Representations and Warranties of the Trust on behalf of the Acquiring Fund.

     The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

          (b) The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Trust's Agreement and Declaration of Trust (the "TRUST INSTRUMENT") and the 1940 Act.

          (c) The Acquiring Fund is not in violation in any material respect of any provisions of the Trust Instrument or the Trust's By-Laws (the "TRUST BY- LAWS"), the Acquiring Fund's current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the "ACQUIRING FUND PROSPECTUS") or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

          (d) As of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund prospectus or the Registration Statement of which it is a part.

          (e) Information about the Trust, the Acquiring Fund and NAM, including any such information provided by any of the Trust, NAM or officers, agents or representatives of any of them that appears in any portion of the Trust N- 14 or in any other proxy solicitation materials approved for use by the Trust, the Acquiring Fund and NAM, does not include any untrue statement of a material fact or omit to state any material fact relating to the Trust, the Acquiring Fund or NAM required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall comply in all material respects with federal securities and other laws and regulations.

          (f) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets, if any, held immediately before the Closing Date, which are free and clear of any material liens, pledges or encumbrances except those previously disclosed to the Acquired Fund.

          (g) Except as otherwise disclosed in writing to the Acquired Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

          (h) The Acquiring Fund was formed solely for the purpose of effecting the Reorganization. Prior to the Closing, the Acquiring Fund may become a party to certain agreements intended to facilitate the Reorganization, but will not otherwise hold any property or assets other than a nominal amount of cash contributed to facilitate its incorporation and obtaining required initial shareholder approvals, and will not engage in any business activities, be subject to any liabilities, or have any tax attributes within the meaning of Section 381(c) of the Code. Immediately following the liquidation of the Acquired Fund as contemplated in Section 1.4, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares.

          (i) The Acquiring Fund intends to meet for the current taxable year the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company," has elected to be treated as such, and will compute its U.S. federal income tax under Section 852 of the Code.

          (j) Neither NAM nor the Acquiring Fund has received written notification from any tax authority that asserts a position contrary to any of the representations in paragraph (h) of this
               Section 4.3.

          (k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, without par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund as of the Closing Date will consist of Class I shares, having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and the Acquiring Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.

          (l) No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

          (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of certain of the Acquired Fund's liabilities) will be issued in exchange for the Acquired Fund's assets in the Reorganization.

          (n) The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of the Trust and by all other necessary trust action on the part of the Trust and the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Trust with respect to the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to affecting the enforcement of creditors' rights and to general equity principles.

          (o) The Acquiring Fund has no material contracts outstanding to which the Acquiring Fund is a party, or will be a party at Closing, other than as disclosed in the Acquiring Fund Prospectus, in the Trust N-14 or in the Trust's Registration Statement.

          (p) The books and records of the Acquiring Fund made available to the Acquired Fund and its legal counsel are substantially true and correct in all material respects and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

          (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws or blue sky laws.

          (r) The Acquiring Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in material compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder.

          (s) As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class other than nominal shares issued to its initial shareholder.

          (t) The Acquiring Fund does not directly or indirectly own, nor on the Closing will it directly or indirectly own any shares of the Acquired Fund.

          (u) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to conduct its operations after the Closing Date.

          (v) The Trust has filed a post-effective amendment to its Registration Statement on Form N-1 A, with the Commission, for the purpose of registering the Acquiring Fund as a series of Trust.

     4.4. Additional Representations and Warranties of NAM.

          (a) NAM, on behalf of the Acquiring Fund and itself, represents and warrants that the representations made in subsections (d) and (i) of Section 4.3 are materially accurate and complete as of the date hereof and agrees to confirm the continuing accuracy and completeness of those representations in all material respects as of the Closing Date.

          (b) NAM represents that it is not aware of any arrangement whereby it or any affiliated person of NAM (within the meaning of the 1940 Act) will receive any compensation directly or indirectly in connection with the Reorganization.

5.   COVENANTS OF THE PARTIES

     5.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include purchases and sales of portfolio securities, sales and redemptions of fund shares, and regular and customary periodic dividends and distributions. The Acquiring Fund will not carry on any business activities between the date hereof and the Closing Date (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations).

     5.2. The Company will call a special meeting of the Acquired Fund's shareholders to consider this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. If insufficient votes are received from the Acquired Fund's shareholders, the meeting will be adjourned if permitted under the Company Charter and Company By-laws and applicable law in order to permit further solicitation of the proxies.

     5.3. The Company will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares, including information and documentation maintained by the Acquired Fund or its agents relating to the identification and verification of the Acquired Fund's shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations.

     5.4. The Trust and the Company, or their designees, will prepare and file with the Commission the Trust N-14. The Trust N-14 will include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Trust N-14 shall be in material compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Trust N- 14 and related materials in connection with the special meeting of the shareholders of the Acquired Fund to consider the approval of this Agreement and the transaction contemplated by this Agreement.

     5.5. It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund nor the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of a Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Morgan Lewis & Bockius LLP to render the tax opinion contemplated in this Agreement.

     5.6. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, (i) a statement of the earnings and profits and capital loss carryovers of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Company's President and Treasurer and (ii) a certification on the Acquired Fund's behalf, by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Company, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

     5.7. The Acquiring Fund will be registered the 1933 Act and the 1940 Act and have an effective prospectus before or on Closing Date.

     5.8. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws or blue sky laws as it may deem appropriate in order to conduct its operations after the Closing Date.

     5.9. The Company will at the Closing provide the Trust with:

          (a) A copy of any other Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. [section] 1.6045A-1 and [section] 1.6045B-1(a))) required by law to be filed by the Acquiring Fund after the Closing;

          (b) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation,

               i. the name, address and taxpayer identification number of each shareholder of record,

               ii. the number of shares (full and fractional, to the fourth decimal place) held by each shareholder,

               iii. the dividend reinvestment elections applicable to each shareholder,

               iv. the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8ECI, W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder, and

               v. such information as the Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund shareholders in connection with Acquiring Fund's cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing;

               for all of the shareholders of record of the Acquired Fund's shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and

          (c) Copies of all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

     5.10. The Acquired Fund and NAM agree that the liquidation of the Acquired Fund will be effected in the manner provided in the Company Charter and Company By-Laws in accordance with applicable law, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, except as may be required by law, regulation or this Agreement.

     5.11. Subject to the provisions of this Agreement, each party will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Company and NAM each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Acquired Fund's assets and otherwise to carry out the intent and purpose of this Agreement. Any dividend described in Section 6.5 that the Acquired Fund has not paid prior to the Closing shall be paid by the Acquiring Fund within 90 days after the Closing Date.

     5.12. The Company undertakes that the Company and the Acquired Fund will not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund's shareholders.

     5.13. Before the Closing, the Acquiring Trust's Board shall have authorized the issuance of, and Acquiring Fund shall have issued, one Acquiring Fund Share ("Initial Shares") to NAM or an affiliate thereof in consideration of the payment of $10.00 to vote on the investment advisory agreement referred to in paragraph 5.14 and to take whatever other action it may be required to take as Acquiring Fund's sole shareholder;

     5.14. The Acquiring Trust (on behalf of and with respect to the Acquiring
          Fund) shall have entered into, or adopted, as appropriate, an investment advisory agreement with NAM, a sub-advisory agreement between NAM and NCRAM, a expense limitation agreement and other agreements and plans necessary for Acquiring Fund's operation as a series of an open-end investment company. Each such contract and agreement shall have been approved by the Acquiring Trust's Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not "interested persons" (as defined in the 1940 Act) thereof and by NAM or its affiliate as Acquiring Fund's sole shareholder;

     5.15. Prior to the Closing and for a reasonable time thereafter, the Acquired Fund will (prior to Closing) ask its agents to provide to the Acquiring Fund and its representatives, and the Acquiring Fund will provide to the Acquired Fund and its representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any tax return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. The Acquired Fund (prior to Closing) will ask its agents to, and the Acquiring Fund or its agents will, retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to tax matters and financial reporting of tax positions of the Acquired Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

          If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Company to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Company have concluded that, based on their evaluation of the effectiveness of the Company's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance that information provided by the Company to the Trust with respect to the Acquired Fund's operations prior to the Closing that is required to be disclosed by the Trust on Forms N-CSR and N-Q.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Company shall have delivered to the Trust a certificate executed on its behalf by the Company's President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company and the Acquired Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquired Fund have complied in all material respects with all the covenants and agreements and satisfied in all material respects all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Directors of the Company approving this Agreement and the transactions contemplated herein. The Acquiring Fund shall also have received certified copies of the resolution adopted by the shareholders of the Acquired Fund approving the transaction contemplated by this Agreement.

     6.2. NAM shall have delivered to the Trust a certificate executed on its behalf by its President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of NAM made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that NAM has complied in all material respects with all the covenants and agreements and satisfied in all material respects all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.3. The Acquired Fund shall have furnished to the Acquiring Fund (or its designee) a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments, all as of the Valuation Date, certified on the Acquired Fund's behalf by the Company's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since March 31, 2014. The Acquired Fund shall have furnished to the Acquiring Fund (or its designee) the information set forth in Section
          5.8 of this Agreement.

     6.4. All proceedings taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund. The Company, on behalf of the Acquired Fund, shall have executed and delivered to the Acquiring Fund such other agreements, certificates and instruments as the Acquiring Fund may reasonably deem necessary or desirable to otherwise carry out the intent and purpose of this Agreement.

     6.5. The Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by that custodian as of the Valuation Date, and certifying that they are free of any pledges, liens or encumbrances.

     6.6. The Acquired Fund's transfer agent shall have provided to the Acquiring Fund's transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the Acquired Fund's transfer agent as of the Closing

          Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The Acquired Fund's transfer agent shall also have provided the Acquiring Fund with a certificate confirming that the acts specified in the preceding sentence have been taken and that the information so supplied is complete and accurate to the best knowledge of the transfer agent.

     6.7. Unless waived by the Trust, the Acquiring Fund shall have received a favorable opinion of Davis Polk & Wardwell LLP, counsel to the Acquired Fund for the transactions contemplated hereby, and/or special Maryland counsel, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm(s) appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, to the following effect:

          (a) The Company is a corporation validly existing and, based solely on the Good Standing Certificate, in good standing under the laws of the State of Maryland. The Acquired Fund is a duly constituted series of capital stock of the Company established in accordance with the Company Charter and Maryland law.

          (b) This Agreement has been duly authorized, executed and delivered by the Company, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by NAM and the Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Company on behalf of the Acquired Fund enforceable against the Company on behalf of the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (c) The Company has the corporate power to own and sell, assign, transfer and deliver all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement.

          (d) The execution and delivery of this Agreement by the Company on behalf of the Acquired Fund did not, and the performance by the Company on behalf of the Acquired Fund of its obligations hereunder will not, violate the Company Charter or Company By-Laws, or result in a breach or violation of, or constitute a default under, any agreement listed as an exhibit in the Registration Statement.

          (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States of America or State of Maryland is required for the consummation by the Company on behalf of the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

          (f) The Company is registered with the Commission as an open-end management investment company under the 1940 Act, and the Acquired Fund's shares are registered with the Commission under the 1933 Act and, to such counsel's knowledge, such registration has not been revoked or rescinded and is in full force and effect with respect to the Acquired Fund.

          (g) Except as disclosed in writing to the Trust, such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body pending, threatened or otherwise existing on or before the Closing Date that relate to the Company or the Acquired Fund, or its respective assets or properties.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust shall have delivered to the Company a certificate executed on its behalf by the Trust's President or any Vice President and its Treasurer, in form and substance satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust and the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and Acquiring Fund have complied in all material respects with all the covenants and agreements and satisfied in all material respects all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date. The Acquired Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Fund approving this Agreement and the transactions contemplated herein. The Acquired Fund shall also have received certified copies of the resolution adopted by the shareholders of the Acquired Fund approving the transaction contemplated by this Agreement.

     7.2. The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an assumption of liabilities agreement dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund it is obligated to assume under this Agreement and all such other agreements and instruments as the Acquired Fund may reasonably deem necessary or desirable to otherwise carry out the intent and purpose of this Agreement.

     7.3. NAM shall have delivered to the Company a certificate executed on its behalf by its President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of NAM made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that NAM has complied in all material respects with all the covenants and agreements and satisfied in all material respects all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     7.4. The Trust on behalf of the Acquiring Fund also shall have delivered (or caused to be delivered) to the Acquired Fund, as reasonably requested by the Acquired Fund or its counsel, the following documents in the name of the Trust on behalf of the Acquiring Fund: secretary's or assistant secretary's certificate, good standing certificate of the Trust, copies of custodian and transfer agent instructions, custodian and transfer agent acknowledgements of transfer or certificates, and any opinion, certificate or document mutually agreed as necessary or appropriate to consummate the Reorganization under this Agreement.

     7.5. All proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

     7.6. The Acquired Fund shall have received a favorable opinion of Morgan Lewis & Bockius, counsel to the Trust for the transactions contemplated hereby, and/or special Delaware counsel, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm(s) appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, to the following effect:

          (a) The Acquiring Fund is a duly established separate series of the Trust, which is a statutory trust duly organized, validly existing and, based solely on the Good Standing Certificate, in good standing under the laws of the State of Delaware.

          (b) The Acquiring Fund shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon delivery will be validly issued and will be fully paid and non-assessable by the Trust and no shareholder of the Trust has any preemptive right to subscription or purchase in respect thereof.

          (c) This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Acquired Fund, and NAM, is the valid and binding obligation of the Trust on behalf of the Acquiring Fund enforceable against the Trust on behalf of the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (d) The Trust has the trust power to own all of its properties and assets and to carry on its business as currently conducted.

          (e) The execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund did not, and the performance by the Trust on behalf of the Acquiring Fund of its obligations hereunder will not, violate the Trust Instrument or Trust By-Laws, or result in a breach or violation of, or constitute a default under, any agreement listed as an exhibit in the Trust N-14.

          (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States of America or State of Delaware is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained.

          (g) The Acquiring Fund is a Delaware statutory trust, which is registered with the Commission as an open-end investment company under the 1940 Act and, to such counsel's knowledge, such registration has not been revoked or rescinded and is in full force and effect with respect to the Acquiring Fund.

          (h) Except as disclosed in writing to the Company, such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body pending, threatened or otherwise existing on or before the Closing Date that relate to the Trust or the Acquiring Fund, or its respective assets or properties.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

     The respective obligations hereunder of the Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, are subject to the further conditions that on or before the Closing Date and if any of the conditions set forth below do not exist on or before the Closing Date, each party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.2. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed, in good faith, necessary by the Company, the Acquired Fund, the Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that any party hereto may for itself waive any of those conditions.

     8.3. The Trust N-14 shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. In addition, the registration statement on Form N-1A for the Trust, including the post-effective amendment to register the Acquiring Fund as a series of the Trust, shall be effective.

     8.4. The Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Morgan Lewis & Bockius dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, as further described below, for federal income tax purposes:

          (a) The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof;

          (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets transferred to it pursuant to this Agreement in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

          (d) The tax basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

          (e) The Acquiring Fund's holding periods with respect to the assets it receives from the Acquired Fund, will include the respective periods for which the assets were held or treated for federal income tax purposes as being held by the Acquired Fund;

          (f) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

          (g) The aggregate tax basis of the Acquiring Fund Shares that an Acquired Fund shareholder receives in connection with the transactions contemplated by this Agreement will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor;

          (h) An Acquired Fund shareholder's holding period for the Acquiring Fund Shares received pursuant to this Agreement will include the shareholder's holding period of the Acquired Fund Shares exchanged therefor, provided that the shareholder held Acquired Fund Shares as a capital asset on the date of the exchange; and

          (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code. Under Sections 381(b)(1) of the Code, the Acquired Fund's taxable year will not end on the Closing Date.

          Notwithstanding the foregoing opinions, no opinion is expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of the Acquired Fund or the Acquiring Fund that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting. The opinion will be based on certain factual certifications made by officers of the Company and the Trust and will also be based on customary assumptions.

     8.5. This Agreement will have been approved by the requisite majority (as defined in the 1940 Act) of the holders of the outstanding shares of the Acquired Fund.

     8.6. At any time before the Closing, any of the foregoing conditions of this Section 8 (except Section 8.6) may be waived by the Board of Trustees of the Trust and Board of Directors of the Company, if, in the judgment of the Board of Trustees of the Trust and the Board of Directors of the Company, that waiver would not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the interests of the shareholders of the Acquiring Fund.

     8.7. It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(l)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or is reasonably likely to result in the failure of such Reorganization to qualify as a reorganization within the meaning of
          Section 368(a)(l)(F) of the Code.

9.   BROKERAGE FEES; EXPENSES.

     9.1. Each of NAM, the Company, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, represents and warrants to each other that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission in connection with or arising out of the transactions contemplated by this Agreement.

     9.2. The parties acknowledge that NAM will bear and pay all direct and customary expenses of the Acquiring Fund and the Acquired Fund directly and solely relating to the Reorganization, including, without limitation, expenses associated with the preparation and filing of the Trust N-14 and related proxy materials, including, without limitation, proxy materials in connection with the preparation this Agreement and the opinions contemplated by sections 7.6 and 8.4, expenses incurred in connection with the printing and distribution of the Trust N-14 and related proxy materials, Commission and state securities commission filing fees, and other reasonable proxy solicitation expenses of the Acquired Fund; PROVIDED,

     HOWEVER, that each party will bear transaction costs associated with trading portfolio securities before the Closing, including brokerage commissions and related expenses. For the avoidance of doubt, neither the Acquiring Fund nor the Acquired Fund will bear the expenses relating to the Reorganization. NAM agrees to pay the expenses of any tail or extension liability insurance put into effect for the directors and officers of the Company.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, except for [the Letter Agreement and] the Confidentiality Agreement made as of September 11, 2014 between the Company, on behalf of itself and each of its series, NAM, SEI Global Funds Services and the Trust, on behalf of the Acquiring Fund, and may not be changed except by a letter of agreement signed by each party hereto.

     10.2. The representations and warranties contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive after the Closing.

11.  TERMINATION

     11.1. This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund, before the Closing Date.

     11.2. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or before the Closing Date due to:

          (a) With respect to a termination by the Acquired Fund, a material breach by the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Fund at or before the Closing Date, if not cured within 30 days; or with respect to a termination by the Acquiring Fund, of a material breach by the Acquired Fund of any representation, warranty, covenant or agreement herein to be performed by the Acquired Fund at or before the Closing Date, if not cured within 30 days;

          (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

          (c) A reasonable determination by the Acquiring Fund's Board of Trustees or of the Acquired Fund's Board of Directors that the consummation of the transactions contemplated herein would not be in the best interests of the Acquiring Fund or the Acquired Fund, respectively, and prompt written notice is given to the other parties hereto; or

          (d) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; PROVIDED that the party seeking to terminate this Agreement pursuant to this Section 11.2(d) shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

     11.3. If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2015, this Agreement shall automatically terminate on that date unless both the Acquired Fund and the Acquiring Fund agree to a later date.

     11.4. If for any reason the transactions contemplated by this Agreement are not consummated, in the absence of willful default or fraud, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     11.5. In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that (a) Sections 9, 11.4, 13, 14 and 15 shall survive any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination, unless the termination is effected pursuant to Section 11.1.

12.  AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the authorized officers of the Company and the Trust; PROVIDED however, that following the special meeting of shareholders of the Acquired Fund called by the Company pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund under this Agreement to the detriment of those shareholders without their further approval.

13.  NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by telecopy, recognized courier or certified mail addressed as follows, and be deemed given upon transmission confirmation, delivery confirmation or three days after so being mailed, to the following applicable addresses(s) or such other address last designated by the applicable party through written notice:

If to the Trust or the Acquiring Fund:

     The Advisors' Inner Circle Fund III
     One Freedom Valley Drive
     Oaks, Pennsylvania 19456
     Attn: Legal Department
     Fax: (484) 676-3456

If to the Company or the Acquired Fund:

     Nomura Partners Funds, Inc.
     c/o Davis Polk & Wardwell LLP
     450 Lexington Avenue
     New York, New York 100117
     Attn: Nora M. Jordan
     Fax: (212) 701-5684

If to NAM:

     Nomura Asset Management U.S.A. Inc.
     Worldwide Plaza
     309 West 49th Street
     New York, New York 10019-7316
     Attn: President
     Fax: (212) 667-1460

14.  INDEMNIFICATION

     14.1 The Trust, out of the assets of the Acquiring Fund, and NAM agree severally and not jointly, to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's officers and directors and the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Company or any of its directors/trustees or officers or the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by NAM or the Trust, on behalf of the Acquiring Fund, of any of its respective representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

     14.2 NAM agrees to indemnify and hold harmless the Trust and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Trust or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by NAM, of any of its respective representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the Closing.

15.  MISCELLANEOUS.

     15.1. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the state of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5. It is expressly agreed that the obligations of each of the Acquiring Fund and the Acquired Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Trust or the Acquiring Fund or the Company or the Acquired Fund personally, but shall bind only the property of the respective Fund. All persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder and not to the Trust or the Company generally or any other series of the Trust or the Company. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Trust and the Board of Directors of the Company and signed by authorized officers of the Trust and the Company on behalf of the Acquiring Fund and the Acquired Fund, respectively, acting as such. Neither the authorization by such Board of Trustees or Board of Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

     15.6. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

     15.7. A facsimile or electronic (E.G., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

     15.8. If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

                              THE ADVISORS' INNER CIRCLE FUND III
                              On behalf of Nomura High Yield Fund

                              By:______________________________
                              Name:
                              Title:

                              NOMURA PARTNERS FUNDS, INC.
                              On behalf of High Yield Fund, severally and not jointly

                              By: ______________________________
                              Name:
                              Title:

                              Solely for the purpose of Sections 1.3, 1.7, 4.2, 4.4, 5.10, 5.11, 6.2, 7.3, 9.1, 9.2, 14.1 and 14.2
                              [TO BE UPDATED]:
                              NOMURA ASSET MANAGEMENT U.S.A. INC.

                              By: ______________________________
                              Name:
                              Title:

                                   SCHEDULE 1

 LIABILITIES TO BE ASSUMED BUT NOT INCURRED IN THE ORDINARY COURSE OF BUSINESS

                                [To be Inserted]

                                   APPENDIX B

                   BENEFICIAL OWNERSHIP OF THE EXISTING FUND

BENEFICIAL OWNERSHIP OF THE EXISTING FUND

To the knowledge of the Existing Fund, the following are the only persons who owned of record or beneficially 5% or more of the outstanding shares of each class of the Existing Fund, as of November 3, 2014:

CLASS                    NAME AND ADDRESS                  PERCENTAGE OWNERSHIP
--------------------------------------------------------------------------------
CLASS A SHARES           CHARLES SCHWAB CO INC                    44.43%
                         ATTN MUTUAL FUNDS DEPARTMENT
                         211 MAIN ST
                         SAN FRANCISCO CA 94015-1905

                         NOMURA CORPORATE RESEARCH & ASSET        40.51%
                         MANAGEMENT INC
                         309 W 49TH ST
                         NEW YORK NY 10019-7316


CLASS C SHARES           NOMURA CORPORATE RESEARCH & ASSET        80.79%
                         MANAGEMENT INC
                         309 W 49TH ST
                         NEW YORK NY 10019-7316

                         UBS FINANCIAL SERVICES INC FBO            9.61%
                         ARNOLD LEDERMAN
                         42 FAIRWAY DRIVE
                         MANHASSET NY 11030-3906

CLASS I SHARES           NOMURA CORPORATE RESEARCH & ASSET        64.21%
                         MANAGEMENT INC
                         309 W 49TH ST
                         NEW YORK NY 10019-7316

                         CHARLES SCHWAB CO INC                    22.30%
                         ATTN MUTUAL FUNDS DEPARTMENT
                         211 MAIN ST
                         SAN FRANCISCO CA 94105-1905

                         MSSB FBO                                  6.63%
                         ROSSETTIE FAMILY PARTNERS LLC
                         CORPORATE
                         35 HOFFSTOT LANE
                         PRT WASHINGTN NY 11050-1262

As of November 3, 2014, all Directors and officers of the Existing Fund, as a group, owned beneficially (as that term is defined in Section 13(d) of the Exchange Act) less than 1% of the outstanding shares of any class of the Existing Fund.

                                   APPENDIX C

                 ADDITIONAL INFORMATION ABOUT THE EXISTING FUND



                               ITEM 5(A) OF N-14

          EXCERPTS FROM NOMURA PARTNERS FUNDS, INC. ("NPF") 485BPOS WITH RESPECT TO THE HIGH YIELD FUND:

          FORM N-1A, ITEM 2 -- RISK/REUTRN SUMMARY: INVESTMENT OBJECTIVES/GOALS

NPF PROSPECTUS, PAGE 20

INVESTMENT OBJECTIVE
The High Yield Fund's (the "Fund") investment objective is to achieve current yield and capital growth.

              FORM N-1A, ITEM 3 -- RISK/RETURN SUMMARY: FEE TABLE

NPF PROSPECTUS, PAGES 20 AND 21

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for reduced sales charges if you and your family invest, or agree to invest, a certain amount in Nomura Partners Funds, Inc. (the "Corporation").

More information is available in the "Description of Share Classes" section of the Fund's Prospectus and in the "Purchase and Redemption of Shares" section of the statement of additional information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                             CLASS A       CLASS C     CLASS I
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases
(as a % of the offering price)                                                3.75%         None        None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) for redemptions within one
year of purchase (as a % of the offering price)                               None*         1.00%       None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee for redemptions within 30 days of purchase (as a %
of amount redeemed)                                                           2.00%         2.00%        2.00%
------------------------------------------------------------------------------------------------------------------------------------
Small Account Fee                                                           $20.00        $20.00       $20.00
------------------------------------------------------------------------------------------------------------------------------------

* No contingent deferred sales charge ("CDSC"), except on purchases over $1,000,000, for which no front-end sales charge was paid, which are subject to a 1% CDSC for redemptions within twelve months of investing.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A         CLASS C         CLASS I
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                   0.65%           0.65%          0.65%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                                                      0.25%           1.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses**                                                  1.92%           2.02%          1.95%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              2.82%           3.67%          2.60%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and Expense Reimbursement***                          (1.72)%         (1.82)%        (1.75)%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver and
Reimbursement***                                                  1.10%           1.85%          0.85%
------------------------------------------------------------------------------------------------------------------------------------

** "Other Expenses" are based on estimated amounts for the current fiscal year.

*** The Fund's advisor, Nomura Asset Management U.S.A Inc. ("NAM USA"), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses of the Fund are limited to 0.85% (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) until January 28, 2015. Amounts waived or reimbursed in a particular fiscal year may be recaptured by NAM USA within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at the time those expenses were waived. The arrangement may not be terminated prior to January 28, 2015 except by action of the Board of Directors of the Corporation.


EXPENSE EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, in the first Example, or hold your shares, in the second Example. They also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Fund's expenses are reduced during the first two years by a fee waiver and expense limitation agreement. Although your costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
            IF YOU REDEEMED YOUR SHARES        IF YOU DID NOT REDEEM YOUR SHARES
--------------------------------------------------------------------------------
                    SHARE CLASS                           SHARE CLASS
--------------------------------------------------------------------------------
          Class A   Class C   Class I             Class A   Class C   Class I
--------------------------------------------------------------------------------
1-Year       $681      $188       $87               $681       $188       $87
--------------------------------------------------------------------------------
3-Year     $1,245      $955      $642             $1,245       $955      $642
--------------------------------------------------------------------------------
5-Year     $1,834    $1,742    $1,223             $1,834     $1,742    $1,223
--------------------------------------------------------------------------------
10-Year    $3,424    $3,806    $2,804             $3,424     $3,806    $2,804
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples illustrated above, affect the Fund's performance. During the period from commencement of operations on December 27, 2012 to September 30, 2013 the Fund's portfolio turnover rate was 148% of the average value of its portfolio

          FORM N-1A, ITEM 4 -- RISK/RETURN SUMMARY: INVESTMENTS, RISKS, AND PERFORMANCE

NPF PROSPECTUS, PAGES 21 THROUGH 24 AND 36 THROUGH 47

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of high yield bonds rated below investment grade by Moody's Investors Services Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P"), or Fitch, Inc. ("Fitch"), or, if unrated, determined to be of comparable quality by Nomura Corporate Research and Asset Management Inc. ("NCRAM").

The Fund defines high yield bonds to include the following (provided they are unrated or rated below investment-grade): bank loans; payment-in-kind securities; deferred payment securities; fixed, variable and floating rate obligations; asset-backed securities; convertible securities; zero-coupon bonds; and debt obligations. The Fund may invest in new issuances of high yield bonds. The Fund may invest in distressed high yield bonds.

NCRAM anticipates that the Fund will be invested in a diversified portfolio of high yield bonds. Maturity is not a consideration in selecting the Fund's investments. The Fund may engage in active and frequent trading in seeking to achieve its investment objective.

In addition to investing in high yield bonds, NCRAM can invest up to 20% of the Fund's assets in a wide range of securities, including investment grade bonds, common stock, preferred securities and money market instruments. Up to 20% of the Fund's assets may be invested in securities not denominated in U.S. dollars. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund's foreign investments (U.S. dollar or non-U.S. dollar-denominated) may include companies in, or governments of emerging market countries

PRINCIPAL RISKS

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Certain risks related to an investment in the Fund are summarized below.

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods.

HIGH YIELD BONDS RISK -- The Fund's investment in high yield bonds (also known as junk bonds) will subject the Fund to greater levels of credit and liquidity risks than funds that invest in higher rated securities. While offering greater opportunity for higher yields and capital growth, high yield bonds usually are subject to greater price volatility and may be less liquid than higher rated securities. An economic downturn or period of rising interest rates may adversely affect the market for these securities (see "Inflation Risk" below) and reduce the Fund's ability to sell these securities (see "Liquidity Risk" below). These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal (see "Credit/Default Risk" below) and may be issued by companies that are highly leveraged, less creditworthy or financially distressed (see "Distressed Securities Risk" below). These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield bonds.

INFLATION (INTEREST RATE) RISK -- Generally, high yield bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the high yield bonds will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term high yield bonds than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as "Prepayment Risk" and may reduce the Fund's income.

Variable and floating rate securities are less sensitive to market interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income the Fund receives from such securities and the net asset value of the Fund's shares.

CREDIT/DEFAULT RISK -- Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. If an issuer fails to pay interest or repay principal, the Fund's income or share value may be reduced. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

LIQUIDITY RISK -- Certain securities that are thinly traded or that otherwise might not be easily disposed of in the course of regular trading may be deemed to be illiquid securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. The Fund may invest up to 15% of its assets in illiquid securities.

BANK LOAN RISK -- The market for loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of the lending financial institutions and the underlying borrowers. Loans, like other high yield obligations, are subject to Inflation Risk, Prepayment Risk and the risk of nonpayment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the loan experiencing nonpayment and a potential decrease in the NAV of the Fund. Loans are also subject to "Limited Information Risk" because the amount of public information available with respect to loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of NCRAM than would be the case for a fund that invests primarily in rated, registered or exchange-listed securities.

EQUITY SECURITIES RISK -- The Fund may hold or to a limited extent invest in common stocks, which are a type of equity security that represent an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets, including debt holders and preferred stockholders. Therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

CONVERTIBLE SECURITIES RISK -- The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

DISTRESSED SECURITIES RISK -- Investing in distressed securities is speculative and involves significant risks. Distressed securities may be the subject of bankruptcy proceedings or in default as to the repayment of principal and/or interest or rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch. Distressed securities frequently do not produce income and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

PREFERRED SECURITIES RISK -- Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

CURRENCY RISK -- When the Fund invests in securities that trade in or receive revenues in foreign (non-U.S.) currencies it will be subject to the risk that those currencies may decline in value relative to the U.S. dollar. As a result, the Fund's investments in foreign denominated securities may reduce the returns of the Funds.

FOREIGN EXPOSURE RISK -- Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. In addition, brokerage and transaction costs are generally higher for foreign securities than for U.S. investments.

EMERGING MARKET RISK -- Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may involve market, credit, currency, liquidity, legal political and other risks different from, or greater than, the risks of investing in developed foreign countries.

FREQUENT TRADING RISK -- Active and frequent trading of securities involves higher expenses, which could affect the Fund's performance over time. High rates of portfolio turnover could also affect the tax efficiency of the Fund by accelerating the realization of taxable income to shareholders. The Fund's portfolio turnover rate may be more than 100%.

MARKET RISK AND SELECTION RISK -- Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by NCRAM will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

For a detailed description of these and other risks of investing in this Fund, please see the "Principal Investment Risks" section in the Prospectus and the "Investment Objectives Policies and Strategies" section in the SAI.

PRINCIPAL INVESTMENT RISKS

The Funds cannot guarantee that they will achieve their respective investment objectives. Many factors affect the Funds' performance. Each Fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A Fund's reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer.

Following are certain risks associated with investing in the Funds. Each Fund's summary highlights certain risks associated with investing in that Fund. With the exception of the High Yield Fund, each Fund invests principally in equity securities, and investing in equity securities and their derivatives entails risks common to each of the Funds investing principally in equities.

The principal risks of investing in a Fund may change over time as the sub-advisor adapts to changing market conditions in pursuit of that Fund's long-term investment objective. When you

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

sell your shares they may be worth less than what you paid for them, which means that you could lose money.

EQUITY RISKS

Common Stock Risk. (All Funds) Common stocks are a type of equity security that stock represents an ownership interest in a company. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a sub-advisor's assessment of the prospects for a company's earnings growth is wrong, or if the sub-advisor's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that such sub-advisor has placed on it.

Companies whose stock the sub-advisors believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a sub-advisor's assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that the sub-advisor has placed on it.

The rights of common stockholders are subordinate to all other claims on a company's assets, including debt holders and preferred stockholders. Therefore, Funds could lose money if a company in which it invests becomes financially distressed.

The High Yield Fund invests principally in high yield bonds, but, to a limited extent, may invest in or hold common stocks.

Convertible Securities Risk. (High Yield Fund) The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

FIXED INCOME RISKS

Bank Loan Risk. (High Yield Fund) These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. The market for loans may not be highly liquid and a Fund may have difficulty selling them. Typically a Fund will acquire loans through assignments. In assignments, a Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers,

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

the documentation or the collateral. In assignments, the rights against the borrower that are acquired by a Fund may be more limited than those held by the assigning lender.

Credit/Default Risk. (High Yield Fund) Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. If an issuer fails to pay interest or repay principal, a Fund's income or share value may be reduced. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer.

High Yield Bonds Risk. (High Yield Fund) Although these investments generally provide a higher yield than higher-rated bonds, the high degree of risk involved in these investments can result in substantial or total losses. These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal. High Yield Fund may invest up to 100% of its assets in high yield bonds.

     o Prices of high yield bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of high yield bonds than on other higher rated bonds.

     o Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

     o High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

     o High yield bonds may be less liquid than higher rated bonds, even under normal economic conditions. There are fewer dealers in the high yield bonds market, and there may be significant differences in the prices quoted for high yield bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's bonds than is the case with securities trading in a more liquid market.

     o A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

     o The credit rating of a high yield bond does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Distressed Securities. (High Yield Fund) Distressed securities are speculative and involve substantial risks in addition to the risks of investing in high yield bonds. A risk of investing in securities of distressed issuers is the difficulty of obtaining reliable information as to the true condition of such issuer. A Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Preferred Securities Risk. (High Yield Fund) Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

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

Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

MARKET AND ECONOMIC RISKS

Market Risk and Selection Risk. (High Yield Fund) Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by a sub-advisor will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Inflation (Interest Rate) Risk. (Global Equity Income Fund and High Yield Fund) Generally, high yield bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the high yield bonds will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term high yield bonds than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as "Prepayment Risk" and may reduce the Fund's income.

Variable and floating rate securities are less sensitive to market interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income a Fund receives from such securities and the net asset value of a Fund's shares.

FOREIGN INVESTING RISKS

Currency Risk. (All Funds) Assets of a Fund may be denominated in foreign currencies, and the exchange rate between the U.S. dollar and the currency of the asset may lead to a depreciation of the value of the Fund's assets as expressed in U.S. dollars. It may not be possible or practical to hedge against such exchange rate risk. The Fund may from time to time enter into currency exchange transactions on a spot basis in an attempt to minimize the risk of loss due to a decline in the value of an asset denominated in a foreign currency.

Foreign Exposure Risk. (All Funds) Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. Foreign investments involve special risks, including:

     UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

     POLITICAL AND ECONOMIC DEVELOPMENTS: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

     UNRELIABLE OR UNTIMELY INFORMATION: There may be less information publicly available about a foreign issuer than about most U.S. issuers, and foreign issuers are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

     LIMITED LEGAL RECOURSE: Legal remedies for investors in foreign companies may be more limited than the remedies available to U.S. investors.

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

     LIMITED MARKETS: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means a sub-advisor may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value a Fund's foreign investments.

     TRADING PRACTICES: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody also may involve delays in payment, delivery or recovery of money or investments.

     LOWER YIELD: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund, although each Fund (other than the High Yield Fund) generally expects to make an election to "pass through" to its shareholders any foreign income taxes paid. If such an election is made, the electing Funds' shareholders will be treated as receiving and paying their PRO RATA shares of foreign taxes paid and may, subject to certain limitations, be entitled to a deduction or foreign tax credit as described under "Taxes -- United States Federal Income Taxation --Foreign Taxes" in the Statement of Additional Information ("SAI").

Certain of these risks also may apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain "qualified foreign corporations" may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional U.S. tax considerations may apply to a Fund's foreign investments, as described in the SAI.

Each of the Funds other than the High Yield Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts ("ADRs"), which are traded in U.S. markets and are U.S. dollar-denominated, and Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.
Geographic Concentration. (The Japan Fund, Asia Pacific ex Japan Fund and High Yield Fund) Certain of the Funds will invest primarily in securities of issuers located in a single country or a limited number of countries; however, with the exception of the High Yield Fund, each of the Funds may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries other than the U.S. The High Yield Fund will invest primarily in U.S. dollar-denominated obligations. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

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Emerging Markets Risks. (All Funds) The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Risks associated with investment in developing or emerging economies and markets may include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund's loss of its entire investment in that market;
(iv) less developed and constantly evolving legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Many developing countries in which certain of the Funds invest lack the social, political and economic stability characteristics of the United States. Political instability among emerging markets countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging markets countries may take the form of (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies; including confiscatory taxation; and (v) imposition of trade barriers. Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its funds for social programs rather than making payments to foreign creditors. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations or have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging markets countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets may be more expensive than in the United States. The

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operating expense ratios of the Funds may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

Many emerging markets countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors, such as policies designed to expropriate or nationalize "sovereign" assets. Certain emerging markets countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors' fiduciary duties and liabilities and shareholders' rights may differ from those that may apply in the United States and other more developed countries. Shareholders' rights may not be as extensive as those that exist under the laws of the United States and other more developed countries. The Funds may therefore have more difficulty asserting shareholder rights than they would as a shareholder of a comparable U.S. company.

Disclosure and regulatory standards of emerging market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. or European generally accepted accounting principles. There is substantially less publicly available information about emerging market issuers than there is about U.S. issuers.

Investment in equity securities of issuers operating in certain emerging market countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain emerging market countries and may increase the costs and expenses of the Funds. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.


Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that a Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

From time to time, certain of the companies in which certain of the Funds expect to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as

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

state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

OPERATING AND TRADING RISKS

Liquidity Risk. (High Yield Fund) Certain securities that are thinly traded or that otherwise might not be easily disposed in the course of regular trading may be deemed to be illiquid securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, a Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

Each Fund may invest up to 15% of its net assets in illiquid securities. Frequent Trading Risk. (All Funds) A Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect that Fund's performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and a Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. Each Fund's portfolio turnover rate may be 100% or more.

OTHER RISKS

Investment in the Funds entails certain other risks that are not principally related to the Funds' pursuit of its investment strategy. Certain of the risks cited above as principal risks of one or more of the Funds may to some extent pertain to the other Funds. Recited below are other risks associated with investing in the Funds:

Borrowing Risk. (All Funds) Although the Funds may borrow only for temporary or emergency purposes, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund's return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Confidential Information Access Risk. (High Yield Fund) In managing the Fund, NCRAM may from time to time have the opportunity to receive material, non-public information ("Confidential Information") about the issuers of certain investments, including, without limitation, bank loans and related investments being considered for acquisition by the Fund or held in the Fund's portfolio. For example, a bank issuer of privately placed bank loans considered by the Fund may offer to provide NCRAM with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, NCRAM may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other NCRAM clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, NCRAM's and the Fund's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. NCRAM may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures.
If NCRAM intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Defensive Investment Strategies. (All Funds) In addition, each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations

(such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund's defensive investment position may not be effective in protecting its value.

Dividend-Paying Equities. (All Funds) A Fund, including the Global Equity Income Fund (which seeks to provide current income) may invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. A reduction or discontinuation of dividend payments may have a negative impact on the value of a Fund's holdings in these companies. In addition, dividend-paying equity securities, in particular those whose market price are closely related to their yield, may exhibit greater sensitivity to interest rate changes. During periods of rising interest rates, the value of such securities may decline. A Fund's investment in such securities may also limit its potential for appreciation during a broad market advance.

Issuer-Specific Changes. (All Funds) Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Legal and Regulatory Risk. (All Funds) Legal, tax and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. The regulatory environment for funds is evolving, and changes in the regulation of funds may adversely affect the value of investments held by a Fund. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The Securities and Exchange Commission ("SEC"), other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Funds could be substantial and adverse.
Recently, the global financial markets have been undergoing pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an "emergency" basis, suddenly and substantially eliminating the ability of market participants to continue to implement certain strategies or manage the risk of their outstanding positions. In addition -- as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action -- these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effects of such restrictions on the Funds' strategies.

Market Disruption and Geopolitical Risk. (All Funds) The aftermath of the war in Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Recently, the global financial markets have been undergoing pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. See "Legal and Regulatory Risk" above.

Money Market Funds, Exchange Traded Funds and Other Commingled Investment Vehicles. (All Funds) The Funds may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations and may sweep cash into certain pooled investment vehicles (known as money market funds) that comply with Rule 2a-7 under the 1940

Act. Exchange-traded index funds seek to track the performance of various securities indices. Money market funds seek to maintain a stable $1.00 per share net asset value while also seeking current income. Shares of money market funds have certain risks such as interest rates, credit and liquidity that impact the money market fund's ability to maintain a stable $1.00 per share net asset value. In addition, each Fund may invest in other commingled investment vehicles ("CIVs"). Shares of ETFs and CIVs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a stockholder in an ETF or CIV, a Fund would bear its ratable share of that entity's expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs, CIVs and money market funds.

Overweighting in Certain Market Sectors Risk. (All Funds) The percentage of each Fund's assets invested in various industries and sectors will vary from time to time depending on the relevant sub-advisor's perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on a Fund's net asset value.

Repurchase Agreements and Reverse Repurchase Agreements Risks. (All Funds) If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security, and the market value of the security declines, the Fund may lose money. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Selection Risk. (All Funds) Selection risk is the risk that the securities that a Fund's sub-advisor selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If a Fund's sub-advisor's expectations regarding particular stocks are not met, a Fund may not achieve its investment objective.

Segregation and Coverage Risk. (All Funds) Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or purchasing securities on a when-issued or delayed delivery basis, may be considered senior securities unless steps are taken to segregate the Fund's assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund's assets are segregated or committed as cover, it could limit the Fund's investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Standby Commitment Agreements. (All Funds) Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Suitability Risks. (All Funds) Suitability risk is the risk that a Fund's share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause prices to fluctuate. All equities are sensitive to market movements, and price fluctuations may not be 100% related to the fundamental characteristics of the companies issuing securities. Each Fund is revalued daily and net asset value will fluctuate. There is always a risk that a shareholder may lose the entire amount invested in a Fund. Certain investments and concentration in any one country, industry, sector or type of security may not be suitable for some shareholders. A shareholder may wish to redeem shares when the net asset value of a Fund has declined, thus the shareholder may receive less than the original purchase price. There is no guarantee that a Fund will outperform the market or its benchmark at any given time, during any specified period or over time.

Valuation Risk. (High Yield Fund) The Fund may invest some of its assets in illiquid and/or unquoted securities or instruments. Such investments or instruments will be valued in accordance with procedures adopted by the Corporation's Board of Directors (the "Board"), as described in the section "Pricing of Fund Shares." Such investments are inherently difficult to value and are the subject of substantial uncertainty. There is no assurance that the estimates resulting from the valuation process will reflect the actual sales or "close-out" prices of such securities.

When Issued and Delayed Delivery Securities and Forward Commitments. (All Funds) Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Funds may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist.

There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Zeros, PIK and Deferred Payment Securities Risks. (High Yield Fund) Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although the Fund will not receive cash periodic coupon payments on these securities, it will be deemed to have received income ("phantom income") annually. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification as a "regulated investment company" and avoid federal corporate income tax and excise tax, the Fund is required to distribute virtually all of its net income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to borrow the cash, to satisfy these distribution requirements as they relate to the distribution of phantom income, including the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to its remaining securities.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

CHANGES IN POLICIES. The Board may change a Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. Each Fund considers its investment objective a fundamental policy that cannot be changed without shareholder approval.

With respect to (i) The Japan Fund's policy to invest, under normal circumstances, at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan, (ii) the Asia Pacific ex Japan Fund's policy to invest, under normal circumstances, at least 80% of its assets in equity securities of companies in the Asia Pacific region, excluding Japan,

(iii) the Global Equity Income Fund's policy to invest, under normal circumstances, at least 80% of its assets in equity securities, (iv) the Global Emerging Markets Fund's policy to invest, under normal circumstances, at least 80% of its assets in securities of issuers in emerging markets (i.e., countries that have an emerging market as defined by Standard & Poor's([R]) ("S&P([R])"), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets, and (v) the High Yield Fund's policy to invest, under normal circumstances, will invest at least 80% of its assets in a portfolio of high yield bonds rated below investment grade by Moody's, S&P, or Fitch, or, if unrated, determined to be of comparable quality by NCRAM, the applicable Fund will give shareholders at least 60 days notice of any change to these policies.


ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds' SAI which you may obtain by contacting Boston Financial Data Services, Inc., the Funds' transfer agent (the "Transfer Agent"). (See back cover for address and phone number.)

DESCRIPTION OF FUND BENCHMARKS
The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted measure (adjusted in US Dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

The MSCI All Country (AC) Asia Pacific ex Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region excluding Japan.

The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Bank of America Merrill Lunch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

One cannot invest directly in an index.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds disclose their calendar quarter-end portfolio holdings on the Corporation's public website, WWW.NOMURAPARTNERSFUNDS.COM, 30 to 60 days after calendar quarter-end. Each Fund also discloses its top ten holdings 15 days or more after calendar quarter-end. The Corporation's prior website address, WWW.THEJAPANFUND.COM, may also be used to access the Corporation's website. A description of the Funds' policies and procedures for disclosing its holdings is available in the Corporation's SAI.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and table below show the returns for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower. Returns vary from year to year, which may provide an indication of the risks of investing in the Fund. The table shows the risks of investing in the Class A shares of the Fund by showing how Fund performance compares with a broad-based market index. The performance of both the Fund and the index vary over time. The table shows returns on a before-tax and after-tax basis for Class A shares. The Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available online at WWW.NOMURAPARTNERSFUNDS.COM.

                          CLASS A ANNUAL TOTAL RETURNS
                        (%) as of December 31 each year


                              [BAR CHART OMITTED]


                                     11.54%
                                     ------
                                      2013



   BEST QUARTER 3/31/2013, was 4.14%; and WORST QUARTER 6/30/2013, was 0.04%

PERFORMANCE TABLE

                                                      AVERAGE ANNUAL TOTAL RETURNS (%) AS OF DECEMBER 31, 2013
                                                     ---------------------------------------------------------
                                                     INCEPTION DATE           1 YEAR              LIFETIME
                                                     ---------------------------------------------------------
Class A Shares ....................................  12/27/2012
Return before Taxes ...............................                            7.35                  7.25
Return after Taxes on Distributions ...............                            3.68                  3.63
Return after Taxes on Distributions and Sale of
  Fund Shares .....................................                            4.09                  3.85
Class C Shares (before taxes) .....................  12/27/2012               10.74                 10.59
Class I Shares (before taxes) .....................  12/27/2012               11.81                 11.64
Bank of America Merrill Lynch US High Yield
  Master II Constrained Index* (reflects no
  deductions for fees, expenses or taxes) .........                            7.41                  7.32

---------------
* For a description of the index, please see "DESCRIPTION OF FUND BENCHMARKS" section in the Existing Fund's Prospectus.


After-tax returns for Class C and I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FORM N-1A, ITEM 5 - MANAGEMENT
NPF PROSPECTUS, PAGE 24

INVESTMENT ADVISOR

NAM USA is the investment advisor for the Fund. NAM USA has retained NCRAM to act as a sub-advisor to the Fund.

PORTFOLIO MANAGERS

Two individuals at NCRAM share primary responsibility for managing the Fund.


                                                              SERVICE
                                                                WITH
PORTFOLIO MANAGER                     TITLE                     NCRAM
--------------------------------------------------------------------------------
Stephen Kotsen (Lead)           Portfolio Manager                1998
--------------------------------------------------------------------------------
David Crall                     Portfolio Manager                1992
--------------------------------------------------------------------------------

FORM N-1A, ITEM 6 PURCHASE AND SALE OF FUND SHARES

NPF PROSPECTUS, PAGE 24

PURCHASE AND SALE OF FUND SHARES

Effective October 15, 2013, the Fund was closed to purchases and exchanges. Please see the "Management of the Funds" section in the Prospectus for additional information.

You may redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary. Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A and Class C shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Purchases of additional shares of the Fund are subject to a minimum investment of $100.


                                            MINIMUM TO OPEN
TYPE OF ACCOUNT                               AN ACCOUNT      MINIMUM BALANCE
--------------------------------------------------------------------------------
Regular                                         $1,000            $1,000
--------------------------------------------------------------------------------
IRA and Roth IRA                                 $500               $500
--------------------------------------------------------------------------------
Coverdell Education Savings Account
(Educational IRA)                                $500               $500
--------------------------------------------------------------------------------
Automatic Investment Plan                        $500               $500
--------------------------------------------------------------------------------

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

FORM N-1A, ITEM 7 - TAX INFORMATION

NPF PROSPECTUS, PAGE 24

TAX INFORMATION

Dividends and capital gain distributions from the Fund are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a tax-advantaged retirement account (in which case you may be taxed later on, upon withdrawal of your investment from such account).

FORM N-1A, ITEM 8 - FINANCIAL INTERMEDIARY COMPENSATION

NPF PROSPECTUS, PAGE 24

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchased the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Foreside Fund Services, LLC (the Fund's distributor), NAM USA, or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

FORM N-1A, ITEM 9(A) INVESTMENT OBJECTIVES

NPF PROSPECTUS, PAGE 33

INVESTMENT OBJECTIVE

The High Yield Fund's (the "Fund") investment objective is to achieve current yield and capital growth.

FORM N-1A, ITEM 9(B) IMPLEMENTATION OF INVESTMENT OBJECTIVES

NPF PROSPECTUS, PAGE 33 THROUGH 35 AND PAGE 47

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of high yield bonds rated below investment grade by Moody's, S&P, or Fitch, or, if unrated, determined to be of comparable quality by NCRAM.

NCRAM's investment philosophy for the Fund is based upon NCRAM's belief that a total return investment approach driven by credit research is the best way to generate alpha in a high yield market. NCRAM will operate a long-only strategy using a bottom-up "Strong Horse" investment philosophy (a strategy of investing in those companies that it is believed can carry their debt loads through different economic cycles). Strong Horse companies demonstrate the ability to generate strong, sustainable cash flow which enables them to de-lever their balance sheets and improve their ratings. NCRAM also uses a top-down investment strategy, identifying areas of the high yield market that it believes are undervalued relative to the rest of the market.

When selecting high yield bonds, NCRAM considers, among other things, the price of the security and the issuer's financial history, condition, management and prospects. NCRAM seeks to mitigate the risks associated with high yield bonds, by diversifying the Fund's holdings by issuer and industry. NCRAM will actively invest the Fund in a diversified portfolio of high yield bonds.

NCRAM will actively allocate the Fund's assets across industries, investing in a range of U.S. dollar-denominated high yield bonds, including corporate bonds, certain convertible securities, certain asset-backed securities, bank loans, zero-coupon bonds, pay-in-kind securities and deferred payment securities. These high yield bonds may be fixed, variable or floating rate. Maturity is not a consideration in selecting the Fund's investments. The Fund may invest in distressed securities. The Fund may invest in new issuances of debt.

The Fund may invest in convertible bonds. Convertible bonds will be counted toward the Fund's 80% policy to the extent they have characteristics similar to the securities included within that policy. Convertible bonds generally are debt securities that may be converted into common stock. Convertible bonds typically pay current income as interest. A convertible bond's value usually reflects both the stream of current income payments and the market value of the underlying stock.

The Fund's bank loan investments will usually be senior loans. Senior Loans are loans that have a right to payment senior to most other debts of the borrower. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (the "Lenders") represented in each case by one or more such Lenders acting as agent (the "Agent") of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders.

The Fund usually will purchase assignments ("Assignments") of portions of loans from third-parties. Loans often are secured by specific assets of the borrower, although the Fund may invest up to 10% of its assets in loans that are not secured by any collateral. From time to time the Fund may also invest in a loan either by participating as a co-lender at the time the loan is originated or by buying a participation interest in the corporate loan from a co-lender or a participant ("Participation Interests"). The Fund may invest in loans that pay interest at rates that are fixed, floating or variable.

The Fund may invest in zero-coupon securities ("Zeros"), pay-in-kind securities ("PIKs") and deferred payment securities acquired at a discount. Zeros are fixed income securities that do not make regular interest payments. Instead, zeros are sold at a discount from their face value. The difference between a zero's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. PIKs are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zeros until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. These are all types of high yield bonds on which the holder does not receive periodic cash payments of interest or principal. Even though the Fund will not receive cash periodic coupon payments on these securities, the Fund will be deemed to have received income ("phantom income") annually. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

The Fund may invest in distressed high yield bonds, which may subject to bankruptcy proceedings or may be in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of NCRAM of equivalent quality. The Fund will generally make such investments only when NCRAM believes it is reasonably likely that the issuer of the distressed security will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities.

Up to 20% of the Fund's assets may be invested in other securities or obligations, including investment grade securities, common stock, preferred securities, money market instruments and securities not denominated in U.S. dollars. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund's foreign investments (U.S. dollar or non-U.S. dollar-denominated) may include companies in, or governments of emerging market countries (i.e., countries that have an emerging market as defined by Standard & Poor's([R]) (S&P([R])), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics).

The Fund may initiate spot foreign exchange transactions for the purposes of settling transactions in the securities. Performance of the Fund may be influenced by movements in foreign exchange rates because currency positions held by the Fund may not correspond with the securities positions held. NCRAM may use forward currency contracts to seek to mitigate the risk of currency fluctuations.

It is not the current intention of NCRAM to engage in derivative transactions, however, this intention may change in the future. Prior to entering into derivative transactions (other than forward currency contracts) this prospectus will be supplemented and updated risks will be added.

NCRAM may engage in active and frequent trading in seeking to achieve the Fund's investment objective. Under normal circumstances, NCRAM will seek to maintain a near fully invested portfolio. The Fund may invest in shares of other mutual funds or comingled investment vehicles, to the extent permitted by federal law. The Fund may enter into repurchase agreements and reverse repurchase agreements for the purpose of efficient portfolio management.

OTHER INVESTMENT STRATEGIES PERTAINING TO THE FUNDS

Temporary Defensive Investments (All Funds). As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or may hold cash. A Fund may make these investments or increase its investment in these securities when the applicable sub-advisor is unable to find enough attractive long-term investments, to reduce exposure to such Fund's primary investments when the sub-advisor believes it is advisable to do so, or to meet anticipated levels of redemption. Each Fund will normally invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund's ability to meet its investment objective.

Derivatives (All Funds). The Corporation, with respect to each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a CPO under the CEA. In 2012, the Commodity Futures Trading Commission adopted amendments to the rules under the CEA that significantly affect the exclusion available to funds. The Corporation expects each Fund to continue to qualify for the CPO exclusion.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

CHANGES IN POLICIES. The Board may change a Fund's investment strategies and other policies without shareholder approval, except as otherwise indicated. Each Fund considers its investment objective a fundamental policy that cannot be changed without shareholder approval.

With respect to.... (v) the High Yield Fund's policy to invest, under normal circumstances, will invest at least 80% of its assets in a portfolio of high yield bonds rated below investment grade by Moody's, S&P, or Fitch, or, if unrated, determined to be of comparable quality by NCRAM, the applicable Fund will give shareholders at least 60 days notice of any change to these policies.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds' SAI which you may obtain by contacting Boston Financial Data Services, Inc., the Funds' transfer agent (the "Transfer Agent"). (See back cover for address and phone number.)

The Funds' most recent Annual and Semi-Annual reports and Statement of Additional Information are available, free of charge, by calling 1-800-535-2726 or on the Corporation's website at WWW.NOMURAPARTNERSFUNDS.COM.

DESCRIPTION OF FUND BENCHMARKS

The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted measure (adjusted in US Dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

The MSCI All Country (AC) Asia Pacific ex Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region excluding Japan.

The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Bank of America Merrill Lunch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

One cannot invest directly in an index.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Funds disclose their calendar quarter-end portfolio holdings on the Corporation's public website, WWW.NOMURAPARTNERSFUNDS.COM, 30 to 60 days after calendar quarter-end. Each Fund also discloses its top ten holdings 15 days or more after calendar quarter-end. The Corporation's prior website address, WWW.THEJAPANFUND.COM, may also be used to access the Corporation's website. A description of the Funds' policies and procedures for disclosing its holdings is available in the Corporation's SAI.

FORM N-1A, ITEM 10 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE AND

ITEM 12 DISTRIBUTION ARRANGEMENTS

NPF PROSPECTUS, PAGES 48 THROUGH 51, 54, 24, 57 THROUGH 65

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

Effective November 1, 2008, NAM USA became the investment advisor for The Japan Fund. Effective December 22, 2008, NAM USA became the investment advisor for each of the other Funds except for High Yield Fund. NAM USA became the investment adviser for the High Yield Fund on December 10, 2012. NAM USA, a New York corporation with its office located at Worldwide Plaza, 309 West 49th Street, New York, New York 10019, is a wholly-owned subsidiary of NAM Tokyo. NAM USA specializes in providing investment management services to segregated institutional client portfolios and investment vehicles. Its client base includes well known U.S. and Canadian pension plans and investment funds, including two U.S. registered closed-end funds, operating in North America and/or Japan. NAM USA had approximately $1.9 billion in assets under management as of December 31, 2013. NAM USA was established in 1997 through the merger of Nomura Capital Management, Inc. and Nomura Asset Management (U.S.A.) Inc. Nomura Capital Management, Inc. was originally organized in 1976.

Under its investment advisory agreements with the Funds (the "Investment Advisory Agreements"), NAM USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Funds, subject to the oversight and supervision of the Board. NAM USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. In addition, NAM USA has agreed to place orders with respect to the North American and South American equity portfolio of the Global Equity Income Fund. A discussion of the basis of the Board's approval of the Funds' investment advisory arrangements will be available in the Corporation's semi-annual report to shareholders for the period ended March 31, 2014.

EFFECTIVE OCTOBER 16, 2013, ALL OF THE FUNDS OF NOMURA PARTNERS FUNDS, INC. WERE CLOSED TO PURCHASES AND EXCHANGES. NAM USA ADVISED THE BOARD THAT IT PLANNED TO EXIT THE U.S.A. RETAIL MUTUAL FUND BUSINESS. CONSEQUENTLY, THE BOARD HAS DECIDED TO CLOSE THE FUNDS TO PURCHASES AND EXCHANGES WHILE IT CONSIDERS THE BEST COURSE OF ACTION FOR EACH OF THE FUNDS.

THE SUB-ADVISORS

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NCRAM to act as a sub-advisor for the High Yield Fund. Pursuant to the sub-advisory agreement between NAM USA and NCRAM, NCRAM has agreed to exercise investment discretion, including investment selection and order placement responsibility, with respect to the portfolio of the High Yield Fund. NCRAM is a Delaware corporation with its principal office located at Worldwide Plaza, 309 West 49th Street, New York, New York 10019. It is 99% owned by Nomura Holding America Inc. Nomura Holdings, Inc., the ultimate parent company located in Tokyo, Japan, owns the remaining 1%. NCRAM provides investment advisory services to institutional clients and collective investment vehicles. Its client base includes institutions and pooled investment vehicles. NCRAM commenced operations in 1991. Accounts managed by NCRAM had combined assets under management as of December 31, 2013, of approximately $15.1 billion.

Each of NAM Tokyo, NAM USA, NAM Singapore, NAM UK and NCRAM is a direct or indirect wholly-owned subsidiary of Nomura Holdings, Inc. Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc., is one of the largest securities companies in Japan.

INVESTMENT ADVISORY COMPENSATION

HIGH YIELD FUND

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis of 0.65% of average daily net assets of the High Yield Fund.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the High Yield Fund will not exceed 0.85% as a percentage of average daily net assets allocated to each such class, until January 28, 2015. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the High Yield Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the High Yield Fund's investment advisor at such time.

For the fiscal year ended September 30, 2013, NAM USA, as investment advisor, received a fee at an annual rate of 0.65% of average daily net assets of High Yield Fund.

SUB-ADVISORY COMPENSATION

NAM USA compensates NAM Tokyo, NAM Singapore, NAM UK, NCRAM and Martin Currie out of the advisory fee it receives from the applicable Funds for providing sub-advisory services.

The following provides additional information about each sub-advisor and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds' investments. For each Fund, the SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Funds they manage.

HIGH YIELD FUND

Two individuals at NCRAM share responsibility for managing the High Yield
Fund.

PORTFOLIO MANAGERS         SINCE      RECENT PROFESSIONAL EXPERIENCE
------------------------------------------------------------------------------------------------------
Stephen Kotsen (Lead)      2012       Stephen Kotsen, CFA, is a Managing Director and Portfolio
                                      Manager with NCRAM. He joined NCRAM in December 1998
                                      and has been a Portfolio Manager for NCRAM's high yield
                                      bond investments since 2000.
------------------------------------------------------------------------------------------------------
David Crall                2012       David Crall, CFA, is the Chief Investment Officer, and a
                                      Managing Director and Portfolio Manager with NCRAM. He is
                                      the Chairman of NCRAM's Investment Committee, which is
                                      comprised of NCRAM's portfolio managers and assistant
                                      portfolio managers. He has been co-head of the high yield
                                      department of NCRAM, encompassing primarily high yield
                                      bonds, but also public-side management of loans and
                                      distressed investments, since 2000. He was the founder and has been the manager of NCRAM's credit long/short strategy since 2001.
------------------------------------------------------------------------------------------------------



                                          25

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them and the portfolio managers' ownership interest of securities in the Funds.

PURCHASE AND SALE OF FUND SHARES
Effective October 15, 2013, the Fund was closed to purchases and exchanges. Please see the "Management of the Funds" section in the Prospectus for additional information.

You may redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading by mail (Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA, 02205-8005); by telephone (1-800-535-2726); or through your financial intermediary. Shares may be purchased (or redemption proceeds received) by electronic bank transfer, check, or wire. Investment Minimums for Class A and Class C shares are generally as follows, although the Fund may reduce or waive the minimums in some cases. Purchases of additional shares of the Fund are subject to a minimum investment of $100.


                                          MINIMUM TO OPEN
TYPE OF ACCOUNT                              AN ACCOUNT      MINIMUM BALANCE
--------------------------------------------------------------------------------
Regular                                        $1,000             $1,000
--------------------------------------------------------------------------------
IRA and Roth IRA                                 $500               $500
--------------------------------------------------------------------------------
Coverdell Education Savings Account
(Educational IRA)                                $500               $500
--------------------------------------------------------------------------------
Automatic Investment Plan                        $500               $500
--------------------------------------------------------------------------------

The minimum initial investment for Class I shares of the Fund is $1,000,000, subject to certain exceptions.

DESCRIPTION OF SHARE CLASSES

Each of the Funds offers Class A, Class C and Class I shares through this Prospectus. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

CLASS A SHARES (ALL FUNDS)

> front end sales charge. The sales charge is deducted from your investment so that not all of your purchase payment is invested. There are several ways to reduce these sales charges

>    lower annual expenses than Class C shares

> no contingent deferred sales charge ("CDSC"), except purchases over $1,000,000 for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within twelve months of investing

> Class A shares pay distribution and service fees of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under "Sales Charge Waivers -- Class A Shares."

CLASS C SHARES (ALL FUNDS)

> no front end sales charge. All of your money goes to work for you right away

>    individual purchase transactions are limited to amounts less than
     $1,000,000

> a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter

>    higher annual expenses than Class A shares

> Class C shares pay distribution and service fees of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

>    CDSC is waived for certain types of redemptions

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000 per Fund. You and/or your financial advisor are responsible for ensuring that your investment in Class C shares does not exceed that limit. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares of a Fund to exceed the limit imposed on individual transactions.

CLASS I SHARES (ALL FUNDS)

>    no front end sales charge or CDSC

>    no distribution or service fees

> limited to certain eligible investors who invest at least $1,000,000, including:

     --   funds of funds

     -- participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401(a), of the Internal Revenue Code, including 401(k) plans, if the value of the plan exceeds $10,000,000 when the shares are held in an omnibus account on the Fund's records and an unaffiliated third party provides administrative and/or other support services to the plan

     -- certain financial intermediaries that charge their customers transaction fees with respect to their customers' investments in the Funds

     -- endowments, foundations, corporations, and high net worth individuals using a trust or custodial platform

     -- investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor (such investors will not be subject to the $1,000,000 minimum investment requirement)

     -- the Directors and officers of the Corporation (such investors will not be subject to the $1,000,000 minimum investment requirement)

     -- the employees (including the employee's spouse, minor children or other relatives living in the employee's home or other accounts beneficially owned or controlled by the employee) of NAM USA, Nomura Holdings, Inc. or a direct or indirect subsidiary of Nomura Holdings, Inc. and the sub-advisors to the Funds (such investors will not be subject to the $1,000,000 minimum investment requirement)

     -- Nomura Holdings, Inc. or a direct or indirect subsidiary of Nomura Holdings, Inc. (such investors will not be subject to the $1,000,000 minimum investment requirement)

     --   other Funds that are series of the Corporation ("Nomura Funds")

Financial intermediaries may have eligibility requirements, including lower investment minimum or plan asset requirements, for their clients or customers investing in Class I shares, which may differ from the requirements for investors purchasing directly from the Fund.

Factors you should consider in choosing a Class of shares include:

>    whether you are eligible to purchase such share Class

>    how long you expect to own the shares

>    how much you intend to invest

>    total expenses associated with owning shares of each Class

>    whether you qualify for any reduction or waiver of sales charges

>    whether you plan to take any distributions in the near future

>    availability of share Classes

>    how share Classes affect payments to your financial advisor

Each investor's financial considerations are different. Not all financial intermediaries offer all classes. Depending on your financial considerations, certain classes may have higher expenses than other classes, which may lower the return on your investment. You should consult your financial advisor to help you decide which share Class is best for you.

Please see the heading "Contingent Deferred Sales Charge" for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial advisor (such as a broker or a bank), the financial advisor may receive commissions or other concessions which are paid from various sources, such as from the sales charges and the distribution and service fees. Please see "Payments to Service Organizations" below.

In addition, NAM USA may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources.
The Funds may reimburse (out of the applicable Fund's general assets, in connection with omnibus accounts, or by the Distributor from the assets of the Fund's applicable Class' 12b-1 Plan, if available) NAM USA for a portion of the sub-transfer agent fees paid to financial intermediaries as described under "The Distribution and Shareholder Servicing Plans" in the SAI. For more information please see "Payments to Service Organizations" below.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees are typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they effect transactions through them.

APPLICABLE SALES CHARGE -- CLASS A SHARES
You can purchase Class A shares at the net asset value per share ("NAV") plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases.

The current sales charge rates for each Fund except the High Yield Fund are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                SALES CHARGE*                       DEALER REALLOWANCE AS
                                              AS PERCENTAGE OF:                                  A
                                       OFFERING PRICE      NET AMOUNT INVESTED         PERCENTAGE OF THE
AMOUNT OF PURCHASE                                                                       OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                          5.75%                  6.10%                     5.00%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000             4.75%                  4.99%                     4.50%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000            4.00%                  4.17%                     3.75%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000            3.00%                  3.09%                     2.75%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000          2.20%                  2.25%                     1.95%
------------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                         None**                 None**                    None***
------------------------------------------------------------------------------------------------------------------------------------

* Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

** No initial sales charge applies to investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

*** Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under "Sales Charge Waivers -- Class A Shares" are not eligible for sales commissions on purchases of $1 million or more.

The current sales charge rates for the High Yield Fund are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                SALES CHARGE*                       DEALER REALLOWANCE AS
                                              AS PERCENTAGE OF:                                  A
                                       OFFERING PRICE      NET AMOUNT INVESTED         PERCENTAGE OF THE
AMOUNT OF PURCHASE                                                                       OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
Up to $99,999                              3.75%                 3.90%                       3.25%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 to
$249,999                                   3.25%                 3.36%                       2.75%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 to                                2.25%                 2.30%                       2.00%
$499,999
------------------------------------------------------------------------------------------------------------------------------------
$500,000 to
$999,999                                   1.75%                 1.78%                       1.50%
------------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or
more                                       None**                None**                      None***
------------------------------------------------------------------------------------------------------------------------------------


* Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

** No initial sales charge applies to investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

*** Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note: if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers, as described under "Sales Charge Waivers -- Class A Shares," are not eligible for sales commissions on purchases of $1 million or more.

YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES.
Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial advisor, bank or trust company representative for assistance.

SALES CHARGE REDUCTIONS -- CLASS A SHARES

You may qualify for reduced sales charges in the following cases:

> LETTER OF INTENT. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent.

     You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in shares in escrow. The Fund will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

> RIGHTS OF ACCUMULATION. The value of eligible accounts across all Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the table on the previous page). For purposes of obtaining a breakpoint discount, a member of your "immediate family" includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include:

     --   Individual accounts

     --   Joint accounts between the individuals described above

     --   Certain fiduciary accounts

     --   Single participant retirement plans

     --   Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of The Japan Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of The Japan Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. (In the case of the High Yield Fund, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the High Yield Fund of $4,000, the sales charge applicable to the additional investment would be 3.25%, rather than the 3.75% normally charged on a $4,000 purchase.) Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including any applicable sales charge) or the public offering price (including any sales charges paid) originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial advisor.

Certain brokers or financial advisors may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial advisor prior to purchasing a Fund's shares.

For further information on sales charges, please visit
WWW.NOMURAPARTNERSFUNDS.COM, call the Transfer Agent at 1-800-535-2726 or consult with your financial advisor.

YOU MAY BE ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker, financial intermediary, financial advisor, bank or trust company representative for assistance.

SALES CHARGE WAIVERS -- CLASS A SHARES

Initial sales charge on Class A shares will be waived for the following types of purchases:

1.   Dividend reinvestment programs.

2. Purchase by any other investment company in connection with the combination of such company with a Fund by merger, by acquisition of assets or otherwise.

3. Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Fund, provided the reinvestment is made within 90 days of the redemption.

4. Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more and who purchase directly from the Fund.

5. Purchase by a unit investment trust registered under the 1940 Act which has shares of a Fund as a principal investment.

6. Purchase by a financial institution, bank trust department, or by a trust company purchasing Class A shares of a Fund for clients participating in a fee based asset allocation program or wrap fee program, which has been approved by the Distributor, the Advisor or the Funds.

7. Purchase by a registered investment advisor or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment advisor or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of a broker or agent.

8. Trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;

9.   Purchases of an employer-sponsored retirement or benefit plan defined in section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code or a "rabbi trust" provided that:

     --   the plan's assets are at least $1,000,000; or

     --   there are at least 100 employees eligible to participate in the plan.

10. Purchase by an employee or a registered representative of an entity with a selling agreement with the Funds' Distributor to sell shares of one or more of the Funds.

11.  Purchase by a current or former Director of the Corporation.

12.  Any member of the immediate family of a person qualifying under (9) or
     (10), including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father- in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

13. Purchases by a registered management investment company that has an agreement with NAM USA or the Distributor for that purpose.

14. Purchases made in exchange of shares of Class A of one Fund for shares of Class A of another Fund.

15. Purchases by financial intermediaries that sponsor electronic mutual fund marketplaces who have a dealer arrangement with the Distributor or service agreement with the Funds, or by clients of such financial intermediaries who place trades for their own accounts when the accounts are linked to a master omnibus account of such financial intermediaries, provided that financial intermediaries receive no portion of the Class A initial sales charge, however the financial intermediaries may directly charge their clients a management, asset allocation, consulting, transaction, account or other fee for their services.

16. Purchases by a broker that sponsors a platform of "self-directed" accounts where clients invest on their own through self-directed investment accounts, provided that (i) the sponsoring broker has a dealer arrangement with the Distributor covering the broker's self-directed investment accounts and (ii) such arrangement provides that the sponsoring broker receives no portion of the Class A initial sales charge in connection with such purchases, however the sponsoring broker may or may not charge its clients transaction, account and other fees for its services.

17. Purchases by financial intermediaries that sponsor electronic mutual fund marketplaces who have a dealer arrangement with the Distributor or service agreement with the Funds, or by clients of such financial intermediaries who place trades for their own accounts when the accounts are linked to a master omnibus account of such financial intermediaries, provided that financial intermediaries receive no portion of the Class A initial sales charge, however the financial intermediaries may directly charge their clients a management, asset allocation, consulting, transaction, account or other fee for their services.

18. Purchases by a broker that sponsors a platform of "self-directed" accounts where clients invest on their own through self-directed investment accounts, provided that (i) the sponsoring broker has a dealer arrangement with the Distributor covering the broker's self-directed investment accounts and (ii) such arrangement provides that the sponsoring broker receives no portion of the Class A initial sales charge in connection with such purchases, however the sponsoring broker may or may not charge its clients transaction, account and other fees for its services.

Investors who qualify under any of the categories described above should contact their brokerage firms, financial intermediaries, banks or trust company representatives. For further information on sales charge waivers, call the Transfer Agent.

APPLICABLE SALES CHARGE -- CLASS C SHARES

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchase of Class C shares may receive a sales commission at the time of sale of up to 1.00% of the purchase price of such Class C shares of a Fund.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

You pay a CDSC when you redeem:

> Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within twelve months of purchase

>    Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00% .

The CDSC is calculated based on the offering price at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C shares of another Fund of which you may have exchanged for Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Fund from the date you acquired the original shares of the other Fund.

CDSC WAIVERS

The CDSC payable upon redemptions of shares will be waived for:

> exchanges described in "How To Purchase, Exchange And Redeem Shares -- How To Exchange Shares" below

> redemptions (i) within one year of a shareholder's death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder's disability (as defined in the Internal Revenue Code) subsequent to the purchase of the applicable shares

> redemptions made with respect to certain retirement plans sponsored by the Corporation, NAM USA or its affiliates

> minimum required distributions made from an individual retirement account ("IRA") or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan

> withdrawals under a Fund's systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan

>    redemptions related to the payment of custodial IRA fees

>    redemptions initiated by a Fund

> redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper

> redemptions when you can demonstrate hardship, in the absolute discretion of a Fund and

>    redemptions of Class A shares where no broker was compensated for the sale

>    involuntary redemptions of shares for small account fees

>    involuntary redemptions of shares for small account balances

CDSC AGING SCHEDULE

As discussed above, certain investments in Class A and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC. Purchases of Class A or Class C shares made on any day during a calendar month will age one month on the last day of the month and of each subsequent month.

No CDSC is assessed on the value of your account as represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

DISTRIBUTION AND SERVICE FEES

Each Fund has adopted plans ("Plans") that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the 1940 Act as well as shareholder servicing fees for certain services provided to its shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares ("Class S Plan"). The Class I shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Class C shares may over time cost investors more than the front-end sales charge on Class A shares.

Under the Plans, Class A and Class C shares may pay distribution fees to the Distributor for distribution and sales support services. The Class C and Class A distribution fees may be used by the Distributor to pay affiliates of NAM USA for sales support services provided in connection with the sale of Class A or Class C shares and may also be used to pay brokers, dealers, financial institutions and industry professionals (including NAM USA and its affiliates) ("Service Organizations") for sales support services and related expenses. Class I shares do not pay a distribution fee. Class S shares only pay distribution fees to certain Service Organizations, as approved by the Board, in connection with the distribution of Class S shares to existing Class S shareholders.

Under the Plans, each of the Funds also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A, Class C and Class S shares in return for these fees. All Class A, Class C and Class S shares pay this shareholder servicing fee. Class I shares do not pay a shareholder servicing fee. Class S shares only pay shareholder servicing fees to certain Service Organizations, as approved by the Board.
The 12b-1 fees vary by share class as follows:

> Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

> Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

> Class S shares of The Japan Fund pay a 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the Fund.

In the case of Class C shares, 12b-1 fees, together with the CDSC are used to finance the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class C shares and up to 0.75% for distribution for Class C shares.

The Distributor may use up to 0.25% of the fees for shareholder servicing or distribution for Class A shares. However in the aggregate the payments may not exceed 0.25% for Class A shares.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund's shares.

PAYMENTS TO SERVICE ORGANIZATIONS

In addition, the Funds may pay fees to Service Organizations, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Funds in light of the fact that other costs are avoided by the Funds where the Service Organizations, not the Funds' service providers, provide administrative, networking, recordkeeping, subtransfer agency and shareholder services to Fund shareholders.

These avoided payments may be made in addition to fees paid to the Service Organizations by the Distributor from the assets of the Fund's applicable Class' 12b-1 Plan. In addition, NAM USA or its affiliates may pay to the Service Organizations fees for administration, networking, recordkeeping, sub-transfer agency and shareholder services at its own expense and out of its legitimate profits. These Service Organizations also may be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds. These non-Plan payments are generally based on either (i) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (ii) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

From time to time, NAM USA or its affiliates may also pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. The Funds may reimburse (out of the applicable Fund's general assets, in connection with omnibus accounts, , or by the Distributor from the assets of the Fund's applicable Class' 12b-1 Plan, if available) NAM USA for a portion of the sub-transfer agent fees paid to Service Organizations. The rate at which each Fund reimburses the investment advisor for such sub-accounting fees charged by Service Organizations is, with respect to omnibus accounts holding shares of the Fund, as follows (i) up to $18 per open account or (ii) for accounts charged based on basis points, up to 0.10% of the average daily net assets of that account and (iii) for closed accounts, up to $3.00 for each closed account. NAM USA bears any portion of the fees of a Service Organization that is not reimbursed by the applicable Fund. For more information, see "The Distribution and Shareholder Servicing Plans" in the SAI.

Additionally, NAM USA and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by NAM USA and its affiliates may be substantial.

For example, NAM USA may pay compensation to Service Organizations for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with "shelf space" or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. NAM USA may also make payments for marketing, promotional or related expenses to Service Organizations through which investors may purchase shares of a Fund.

The Service Organizations that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The Service Organizations that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares.

In general, these payments to Service Organizations can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that Service Organization, the average net assets of the Fund and other Nomura Funds attributable to the accounts of that Service Organization and its clients, negotiated lump sum payments for distribution services provided, or similar fees.

In some circumstances, revenue sharing payments may create an incentive for a Service Organization or its representatives to recommend or offer shares of the Fund or other Nomura Funds to its customers. These payments also may give a Service Organization an incentive to cooperate with the Distributor's, NAM USA's or its affiliate's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the Service Organization receiving the payment or provide representatives of the Fund with access to representatives of the Service Organization's sales force, in some cases on a preferential basis over funds of competitors. Additionally, NAM USA or its affiliate may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Nomura Partners Funds, including travel, meal and lodging expenditures. However, NAM USA and the Funds' sub-advisors do not consider a Service Organization's sale of shares of the Fund or other Nomura Partners Funds when selecting brokers or dealers to effect portfolio transactions for the Funds.

To the extent that NAM USA and its affiliates make payments relating to distribution and sales support activities these payments are out of their past profits or other sources available to them. In some circumstances, these payments may create an incentive for a Service Organization, its employees, representatives or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from a Fund or from NAM USA, the Distributor or their affiliates. For more information, see "The Distribution and Shareholder Servicing Plans" in the SAI.

FORM N-1A, ITEM 11 - SHAREHOLDER INFORMATION

NPF PROSPECTUS, PAGES 79 THROUGH 80, 78, 66 THROUGH 78 AND 81 THROUGH 83

PRICING OF FUND SHARES

The price of each Class of a Fund's shares is based on its net asset value. The net asset value of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values (for securities issued by U.S. companies), or at a fair value (for securities issued by non-U.S. companies or if current market values are not available) each day pursuant to fair value methods approved by the Board. To calculate net asset value ("NAV"), each of the Funds uses the following equation:

Total Assets Allocable to Class -- Total Liabilities Allocable to the Class
---------------------------------------------------------------------------    = NAV
Total Number of Shares of the Class Outstanding

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

> the Transfer Agent's close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) receives your order by the valuation time; or

> the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder service.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

The Funds, if applicable, use market prices to value securities issued by U.S. companies. In addition, the Funds will use fair value methods approved by the Board each day that the NYSE is open for business. Fair value determinations may be made by the Corporation's independent pricing service or by the Corporation's Pricing and Fair Valuation Committee (the "Pricing Committee") pursuant to procedures adopted by the Corporation's Board. As a result, a Fund's value for a security is likely to be different from quoted market prices.

If information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates NAV, then the security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Funds' Pricing and Valuation Procedures ("Valuation Procedures"). These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, the sub-advisors believe that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

The Board has adopted valuation procedures for the Funds that require daily fair valuation by an independent pricing service approved by the Board and has delegated day-to-day responsibility for fair value determinations to the Pricing and Fair Valuation Committee. Fair value determinations that affect a Fund's NAV are subject to review, approval or ratification by the Board. The Funds use fair value pricing to seek to ensure that each Fund's NAV reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security's valuation may differ depending on the method used for determining value. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Valuation Procedures will prevent dilution of a Fund's NAV by short-term traders.

BECAUSE EACH OF THE FUNDS (WITH THE EXCEPTION OF THE HIGH YIELD FUND) INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN NON-UNITED STATES MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell Fund shares. This is because many of the non-United States markets are open on days or at times when the Funds do not price their shares.

LIQUIDATION AND DISSOLUTION

Upon the recommendation of the Advisor and after reviewing available options, the Board of Nomura Partners Funds, Inc. approved the liquidation and dissolution of the Asia Pacific ex Japan Fund, the Global Emerging Markets Fund and the Global Equity Income Fund (each a "Liquidating Fund") effective on or about March 19, 2014 (the "Liquidation Date"). On or before the Liquidation Date, each Liquidating Fund will begin an orderly transition of its respective portfolio to cash and cash equivalents and will no longer be pursuing its investment objective. Each Liquidating Fund will sell all of its assets and, on the Liquidation Date, will automatically redeem all of its shares outstanding. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions, if any, required to eliminate any Fund-level taxes that have been made and the expenses and the liabilities of each Fund that have been paid or otherwise provided for.

The costs of the liquidation (excluding portfolio transaction costs) of each Liquidating Fund, including the mailing of notification to shareholders, will be borne by the Advisor. Also, the Advisor has undertaken that it and its affiliate(s), who may be a majority of the investors in some of the Liquidating Funds, will not redeem their investment(s) in any Liquidating Fund and will hold their shares until the Liquidation Date.

In conjunction with the liquidation, the Liquidating Funds will continue to be the closed to new investments. Shareholders whose shares are automatically redeemed by a Liquidating Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any redemption fees or CDSC (the "Liquidation Distribution").


At any time prior to the Liquidation Date, shareholders may redeem their shares of a Fund and receive the net asset value thereof pursuant to the procedures set forth under "How to Purchase, Exchange and Redeem Shares -- How to Redeem Shares" in the Prospectus. No sales charges, redemption or termination fees will be imposed in connection with such redemptions.

The redemption of Fund shares or the receipt of the Liquidation Distribution will be treated as a sale of a Fund's shares for U.S. federal income tax purposes. Shareholders should review the discussion under "Taxes" in the Statement of Additional Information dated January 28, 2014. This

Prospectus and the discussion under "Taxes" in the Statement of Additional Information do not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (including corporate shareholders that own 80% or more of a Fund's shares).

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of the redemption of Fund shares or receiving the Liquidation Distribution with respect to their particular tax circumstances.

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

Effective October 15, 2013, the Funds were closed to purchases and exchanges. Please see the "Management of the Funds" section in the Prospectus for additional information.

Upon the recommendation of the Advisor and after reviewing available options, the Board approved the liquidation and dissolution of the Asia Pacific ex Japan Fund, the Global Emerging Markets Fund and the Global Equity Income Fund, effective on or about March 19, 2014. Please see the "Liquidation and Dissolution" section in the Prospectus.

You may redeem Class A, Class C, Class I and Class S shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption "Investor Services and Programs." Class S shares are offered only by The Japan Fund, and Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

Your redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

> the Transfer Agent's close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time or

> the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee. You may be charged a fee if you effect transactions through a broker or other agent.

HOW TO PURCHASE SHARES

INITIAL PURCHASE

Investment Minimums: Class A, Class C and Class S* Shares

                                          MINIMUM TO OPEN
                                            AN ACCOUNT           MINIMUM BALANCE
TYPE OF ACCOUNT                             (PER FUND)             (PER FUND)
--------------------------------------------------------------------------------
Regular                                       $1,000                  $1,000
--------------------------------------------------------------------------------
IRA and Roth IRA                                $500                    $500
--------------------------------------------------------------------------------
Coverdell Education Savings Account
(Educational IRA)                               $500                    $500
--------------------------------------------------------------------------------
Automatic Investment Plan                       $500                    $500
--------------------------------------------------------------------------------

* The Japan Fund Class S shares are available for purchase only by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

CLASS I SHARES

The minimum initial investment for Class I shares of a Fund is $1,000,000, subject to certain exceptions. Financial intermediaries may have eligibility requirements, including lower initial investment minimum requirements, for their clients or customers investing in Class I shares, which may differ from the requirements for investors purchasing directly from the Fund.

INFORMATION ABOUT INVESTMENT MINIMUMS

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Funds' investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial Class I investment minimums do not apply to investments made by the Directors of the Corporation and employees of NAM USA, the sub-advisors, their affiliates or their family members. The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

Financial intermediaries may have investment minimum requirements for their clients or customers investing in Class A shares that are higher than the requirements for investors purchasing directly from the Fund. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHAT INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS WILL BE APPLIED TO YOUR ACCOUNT.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Funds' investment objectives, principal investment strategies and principal risks as well as factors listed under "Description of Share Classes" in determining which Fund and share Class is most appropriate for your situation.

If your account falls below certain minimums your account may be charged an annual fee or even be closed. (See "SMALL ACCOUNT FEES/MANDATORY REDEMPTIONS" under "OTHER RIGHTS THE FUNDS RESERVE.")

OPENING YOUR ACCOUNT

You can open a new account in any of the following ways:

> FINANCIAL ADVISOR. You can establish an account by having your financial advisor process your purchase.

> THIRD-PARTY INTERMEDIARIES. Shares of the Funds may also be purchased through various securities brokers and benefit plan administrators or through their sub-agents ("Third-Party Intermediaries"). These Third-Party Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through a Third-Party Intermediary, you will, generally, receive the NAV calculated after receipt of the order by them on any day the New York Stock Exchange ("NYSE") is open.

     Third-Party Intermediaries may have eligibility requirements, including investment minimum requirements, which may be the same as or different from the requirements for investors purchasing directly from the Fund. Third-Party Intermediaries may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or for other reasons. An investor purchasing through a Third-Party Intermediary should read the Prospectus in conjunction with the materials provided by the Third-Party Intermediary describing the procedures under which Fund shares may be purchased and redeemed. Please contact your Third-Party Intermediaries for more information. IF YOU PURCHASE FUND SHARES THROUGH A THIRD-PARTY INTERMEDIARY, YOU SHOULD CONTACT THE THIRD-PARTY INTERMEDIARY FOR MORE INFORMATION ABOUT WHAT INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS, SERVICE FEE AND ORDER DEADLINES WILL BE APPLIED TO YOUR ACCOUNT.

> BY MAIL. Please call 1-800-535-2726 or visit WWW.NOMURAPARTNERSFUNDS.COM to obtain an application. Make checks payable to Nomura Partners Funds, Inc. Mail the check, along with your completed application, to:


Regular Mail                                  Nomura Partners Funds, Inc.
                                              P.O. Box 55760
                                              Boston, MA 02205-8005

Express, Registered or Certified Mail         Nomura Partners Funds, Inc.
                                              c/o Boston Financial Data Services
                                              30 Dan Road
                                              Canton, MA 02021

Payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Funds' custodian bank by a Federal Reserve Bank) before acceptance.

> BY WIRE. You may purchase shares of a Fund by wiring immediately available federal funds (subject to the minimum initial investment) to State Street Bank and Trust Company from your bank (see instructions below). Your bank may charge a fee for doing so.

If money is to be wired, your Account Application must have been received and accepted by the Transfer Agent and an account must have been established in your name. Once you have your account number, you should provide your bank with the following information for purposes of wiring your investment:

State Street Bank and Trust Company
Boston, MA
ABA #011000028
For Credit To:
Account #9905-724-2
Nomura Partners Funds, Inc.
FBO: (please specify the Fund name, account number and name(s) on account)

Wire orders will be accepted only on a day on which the Funds and the custodian and the Transfer Agent are all open for business. A wire purchase will not be considered to be made until your account has been opened and the wired money has been received in good order.

Shareholders will receive the next determined net asset value per share after receipt of such wire. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Funds reserve the right to charge you for this service.


Current shareholders may open a new identically registered account by one of the following methods:

> TELEPHONE EXCHANGE PLAN. You may exchange $1,000 ($500 for IRA's, Roth IRA's, Coverdell Education Savings Accounts and Automatic Investment Plans) or more from your existing account to another Fund account.

> WIRE. Call the Transfer Agent at 1-800-535-2726 to arrange for this transaction.

     State Street Bank and Trust Company
     Boston, MA
     ABA #011000028
     For Credit To:
     Account #9905-724-2
     Nomura Partners Funds, Inc.
     FBO: (please specify the Fund name, account number and name(s) on account)

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons). The Funds do not generally accept foreign correspondent or foreign private banking accounts.

ADDING TO YOUR ACCOUNT

There are several easy ways you can make additional investments (subject to a minimum subsequent investment of $100) in your account:

>    ask your financial advisor to purchase shares on your behalf

>    send a check with the returnable portion of your statement

> wire additional investments through your bank using the wire instructions as detailed above

> authorize transfers by telephone between your bank account and your Fund account through Automated Clearinghouse. You may elect to use this privilege on your account application or through a written request

>    exchange shares from another Fund

> through an Automatic Investment Plan (please see "Investor Services and Programs --Purchase and Redemption Programs" for details).

HOW TO EXCHANGE SHARES

You can exchange your Class A, Class C and Class I shares for shares of the same Class of other Funds at NAV by having your financial advisor process your exchange request or by contacting the Transfer Agent directly. You may exchange Class shares of The Japan Fund for Class A shares of another Fund. Class A shares you receive in exchange for Class S shares may not be exchanged again for Class S shares unless (i) the original exchange of the Class S shares for the Class A shares occurred within 90 days of the requested exchange of Class A shares for Class S shares and (ii) you are a Class S shareholder at the time of the requested exchange from Class A to Class S shares. Please note that a share exchange (other than a same-Fund exchange) is a taxable event for federal income tax purposes. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial advisor for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange between Funds. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase, and will not be affected by any exchange. Shares exchanged between Funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under "Frequent Purchases and Redemptions of Fund Shares."

Class A or S shareholders of a Fund may exchange their shares for Class I shares of the same Fund provided that they: (i) hold their shares directly at the Funds' Transfer Agent or through a Third-Party Intermediary that has a valid Class I selling agreement with the Funds or its Distributor authorizing such an exchange; and (ii) are eligible to invest in Class I shares in accordance with the criteria set forth in the current Funds' Prospectus. No sales charges or other Fund charges will apply to any such exchange, including any CDSC that would otherwise apply to the redemption. Class C shareholders of a Fund may exchange their shares for Class A or Class I shares of the same Fund provided that: (i) they hold their shares directly at the Funds' Transfer Agent or through a Third-Party Intermediary that has a valid Class A or Class I selling agreement with the Funds, or its Distributor, authorizing such an exchange; (ii) they are eligible to invest in Class A shares or Class I shares in accordance with the criteria set forth in the current Funds' Prospectus; and (iii) the applicable CDSC period has expired. If shares of a Fund are exchanged for shares of a different class of shares of the same Fund, the transaction will be based on the respective net asset value of each class next calculated after receipt and acceptance of the exchange request. Consequently, the exchange may result in fewer shares or more shares than originally owned, depending on the respective net asset values of the shares of each classes. The total value of the initially held shares, however, will equal the total value of the exchanged shares. For federal income tax purposes, a same-Fund exchange will not be a taxable event.

Any exchange is subject to the Funds' discretion to accept or reject the exchange. Exchanges of Fund shares for shares of another Nomura Fund may be subject to additional conditions, including payment of any difference in sales charge assessed by the respective Funds. Shareholders should contact the Transfer Agent or their Third-Party Intermediaries regarding an exchange.

HOW TO REDEEM SHARES

You may redeem your shares either by having your financial advisor process your redemption or by contacting the Transfer Agent directly. Shares of the Funds may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investments held by the Funds.

Under unusual circumstances such as when the NYSE is closed, trading on the NYSE is restricted or if there is an emergency, the Funds may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check used for purchase has cleared, which may take up to 15 days from the purchase date. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for having acted upon instructions communicated by telephone that they believe to be genuine.

REDEEMING THROUGH YOUR FINANCIAL ADVISOR. You can request your financial advisor to process a redemption on your behalf. Your financial advisor will be responsible for furnishing all necessary documents to the Transfer Agent and may charge you for this service. The Funds have authorized one or more brokers to receive on their behalf redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Funds' behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after their receipt by an authorized broker or the broker's authorized designee. Your financial advisor or broker may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC or redemption fee.

REDEEMING DIRECTLY THROUGH THE TRANSFER AGENT

> BY TELEPHONE. You can call the Transfer Agent at 1-800-535-2726 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. The Transfer Agent will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

> BY MAIL. Each Fund will redeem its shares at the NAV next determined after the request is received in "good order." The NAV of the Fund is determined at the close of regular trading of the NYSE (normally 4:00 p.m., Eastern
     Time) each business day the NYSE is open. Requests should be addressed to:

Regular Mail                       Nomura Partners Funds, Inc.
                                   P.O. Box 55760
                                   Boston, MA 02205-8005

Express, Registered                Nomura Partners Funds, Inc.
or Certified Mail                  c/o Boston Financial Data Services
                                   30 Dan Road
                                   Canton, MA 02021

Requests in "good order" must include the following documentation:

     (a) a letter of instruction, specifying the name on the account registration, the Fund's name, the account number, the number of shares or dollar amount to be redeemed, and the class of shares to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (b)  any required signature guarantees (see "Signature Guarantees" below);
          and

     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

> BY WIRE AND/OR AUTOMATED CLEARINGHOUSE ("ACH"). Redemptions in excess of $5,000 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Redemptions in excess of $100 may be sent via ACH and will arrive in 2-3 business days with no additional fee.

     Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

INTERNET TRANSACTIONS

You may purchase, redeem or exchange your shares, and view activity in your account, by logging onto the Corporation's website at WWW.NOMURAPARTNERSFUNDS.COM. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Funds limit Internet purchases and redemptions in shares of each Fund to a minimum of $250 per trade and a maximum of $25,000 per trade.

The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine.

SIGNATURE GUARANTEES

To protect you and the Funds against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange, Inc. Medallion Program ("NYSE MSP"). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

>    Written requests to redeem $100,000 or more

>    Changes to a shareholder's record name

> Redemption from an account for which the address or account registration has changed within the last 30 days

<    Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

> Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

> Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

OTHER REDEMPTION OPTIONS

Call the Corporation at 1-800-535-2726 for instructions on how to redeem by telephone, wire or by ACH. In addition, you can visit the Corporation's website at WWW.NOMURAPARTNERSFUNDS.COM and follow the instructions for making redemptions electronically.

REDEMPTION FEE. Short-term or excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds charge a redemption fee of 2.00% on redemptions of shares that have been held for less than 30 days. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares that were acquired through reinvestment of dividends or distributions. The fee will be credited to the assets of the applicable Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

The Funds have delegated to NAM USA the authority to grant exemptions of the redemption fee where NAM USA on behalf of the Funds has previously received assurances (that it in its discretion believes to be appropriate in the circumstances) that transactions to be entered into by an account will not involve market timing activity. Types of accounts that may be considered for this exemption include asset allocation programs that offer automatic rebalancing, wrap fee accounts and certain types of 401(k) or other retirement accounts that provide default investment options. NAM USA attempts to monitor aggregate trading activity of transactions in accounts for which an exemption has been granted to identify activity that may involve market timing. In the event that NAM USA or the Funds believe that they have identified such activity, they will take appropriate action, which may include revoking the exemption, heightening the monitoring policy and termination of the privilege of purchasing or exchanging shares of the Funds.

The Funds reserve the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in the prospectus. The Funds reserve the right to modify or eliminate the redemption fee at any time without notice to shareholders. You will receive notice of any material changes to the Funds' redemption fee policies.

POLICIES YOU SHOULD KNOW ABOUT

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

REDEMPTIONS IN-KIND. If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur transaction expenses on the sale of portfolio securities so received in payment of redemptions. In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

LOST ACCOUNTS. The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Funds and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith. As with all personal financial accounts, property may be transferred to a state if no activity occurs in your account within the time period specified by state law and we are unable to communicate with you about your account.

POLICIES ABOUT TRANSACTIONS. The Funds are open for business each day the NYSE is open. Each Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time during the Funds' normal business hours. Once your order request is received in good order, it will be processed at the next share price calculated.

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be processed, you will need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

QUESTIONS? You can speak to an Investor Services Representative between 8:30 a.m. and 6:00 p.m., Eastern Time on any Fund business day by calling 1-800-535-2726.

Automated phone information is available 24 hours a day.

In addition, the Funds' website can be a valuable resource for shareholders with Internet access. To get up-to-date account information, review balances or open an account, go to WWW.NOMURAPARTNERSFUNDS.COM.

If you choose to purchase, exchange or redeem shares by sending instructions by regular mail, they will not be deemed received in good order until they are released by the post office and redelivered to the Transfer Agent's physical location at 30 Dan Road in Canton, MA 02021. There will be a time lag, which may be one or more days, between regular mail receipt at the Boston post office box and redelivery to such physical location in Canton, and a Fund's net asset value may change over those days. You might consider using express rather than regular mail if you believe time of receipt of your transaction request to be sensitive.

TRANSACTIONS INITIATED BY TELEPHONE OR ELECTRONICALLY. Since many transactions may be initiated by telephone or electronically, it is important to understand that, as long as the applicable Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Funds recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

WIRE TRANSACTIONS. When you ask us to send or receive a wire, please note that while the Funds do not currently charge a fee to receive wires, a $10 fee applies to redemption proceeds sent via wire, and it is possible that your bank may charge fees. Wire transactions are completed within 24 hours. The Funds can only send wires of $5,000 or more and accept wires of $1,000 or more.

RIGHT TO REJECT, RESTRICT, CANCEL OR LIMIT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The Funds do not accept cash or cash equivalents (such as money orders, cashier's checks, bank drafts or traveler's checks), credit cards or credit card checks, third party checks, starter checks or monetary instruments in bearer form. The Funds reserve the right to prohibit other forms of payment. The Funds' AML Compliance Officer may grant written exceptions from these prohibitions, if consistent with the Funds' AML Program and the intent of applicable anti-money laundering laws. The Funds reserve the right to reject, restrict, cancel (within one day of receipt) or limit any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

INVESTOR SERVICES AND PROGRAMS

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial advisor or if your investment in the Fund is made through a retirement plan.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial advisor notify the Transfer Agent or by contacting the Transfer Agent services directly:

> Dividend and capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

> Dividend distributions in cash; capital gain distributions reinvested in additional shares of the same Fund

>    Dividend and capital gain distributions in cash

> Dividend and capital gain distributions reinvested in additional shares of another Fund of your choice

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. Your request to change a distribution option must be received by the Transfer Agent at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks. You can choose to have your cash dividends and distributions deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you choose to reinvest your dividends and distributions, you will be treated for federal income tax purposes as if you had received such dividends and distributions and used them to purchase additional shares as described under "Taxes -- United States Federal Income Taxation -- Distributions" in the SAI.

Effective June 1, 2013, if your dividend and distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the NAV next calculated on the day of the investment. You will not receive interest on amounts represented by uncashed dividend and distribution checks.

Effective June 1, 2013, if you elect to receive dividends and distributions in cash, you will only receive a check if the amount of the dividend and distribution exceeds $10. If the dividend and distribution amount is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends and distributions, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-800-535-2726.

PURCHASE AND REDEMPTION PROGRAMS FOR CLASS A, CLASS C AND CLASS S SHARES

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class C and Class S shares, without extra charge. Because Class S shares are available for purchase only by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders, only such Class S shareholders can use the programs described below to purchase Class S shares.

AUTOMATIC INVESTMENT PLAN. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges of at least $100 from your account in a Fund for shares of the same Class or, in the case of Class S shares of The Japan Fund, for Class A shares of other Funds. Exchanges (other than same-Fund exchanges) are generally taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days' notice.

REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Fund. Class S shareholders may elect to purchase Class A shares of another Fund under this program.

SYSTEMATIC WITHDRAWAL PLAN. A non-retirement plan shareholder who has an account balance of at least $5,000 in any Fund may establish a systematic withdrawal plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more.

Shareholders may designate which day they want the automatic withdrawal to be processed. If you do not specify a date, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under "How to Purchase, Exchange and Redeem Shares -- Signature Guarantees." Any such requests must be received by the Transfer Agent ten (10) days prior to the date of the first systematic withdrawal. A systematic withdrawal plan may be terminated at any time by the shareholder, the Corporation, or its agent on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance.

However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund's excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor in the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under "Policies You Should Know About -- Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders," the Funds reserve the right to reject, restrict, cancel (within one day of receipt) or limit any purchase order (including exchanges) from any investor. To minimize harm to the Funds and their shareholders, the Funds may, at each Fund's sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to a Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Corporation's Board has adopted policies and procedures designed to discourage short-term trading and other excessive trading practices. The policies and procedures applicable to the Funds include:

> the imposition of a 2% redemption fee on the redemption of shares held for less than 30 days (subject to certain exceptions disclosed below);

> the reservation of the right to reject, cancel (within one day of receipt) or limit purchase and exchange orders, when there appears to be a pattern of short-term or excessive trading or time zone arbitrage; and

> the utilization of fair valuation practices adopted by the Board that are intended to protect the Funds from "time zone arbitrage" with respect to its non-U.S. securities holdings (see "Other Information -- Pricing of Fund Shares" below).

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds' consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds' ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHETHER AND HOW RESTRICTIONS OR LIMITATIONS ON TRADING ACTIVITY WILL BE APPLIED TO YOUR ACCOUNT.

There are no assurances these procedures will be effective in limiting short-term and excessive trading or time zone arbitrage. For example, the Transfer Agent may not be able to effectively monitor, detect or limit short-term or excessive trading or time zone arbitrage by underlying shareholders that hold shares through omnibus accounts maintained by broker-dealers or other financial intermediaries.

Class A, Class C, Class I and Class S shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Funds and to facilitate portfolio management. The 2.00% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The fee is not a deferred sales charge, is not a commission paid to NAM USA or the sub-advisors, and does not benefit NAM USA in any way. The Funds reserve the right to waive the 2.00% redemption fee on a case-by-case basis. The Funds reserve the right to modify the terms of or terminate this fee at any time.

The 2.00% redemption fee will not be charged on transactions involving the following:

>    Total or partial redemptions of shares of a Fund held for 30 days or more;

> Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

> Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or that require waiver of redemption fees as a condition for inclusion in the program;

> Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans) where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Funds in monitoring for excessive trading;

> Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Funds;

> Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account, or all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

> Total or partial redemptions of shares acquired though reinvestment of dividends or distributions;

> Total or partial redemptions of shares by registered management investment companies that have an agreement with NAM USA or the Distributor for that purpose;

> Redemptions initiated by a Fund (e.g., upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information); or

> Total or partial redemptions by a Fund of its investment in another Fund made in connection with a rebalancing of its investments.

However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted.

For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Funds reserve the right to modify the terms of, or to eliminate any exceptions to, the redemption fee at any time.

For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applied to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Funds.

In addition to the redemption fee described above, your financial advisor may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

Generally, you will be permitted to make up to eight (8) exchanges between the Class A, Class C, Class I and Class S shares of the Funds during any 12-month period.

However, more than two exchanges during any 90-day period may be considered excessive.

The Funds reserve the right to accept exchanges in excess of this policy on a case-by-case basis if they believe that granting such an exception would not be disruptive to the portfolio management strategies and harm Fund performance. The Funds may also waive this restriction for shareholders investing through certain electronic mutual fund marketplaces.

REINSTATEMENT PRIVILEGE. Once a year, you may decide to reinstate Class A, Class C, Class I and Class S shares that you have redeemed within the past 90 days, provided that Class S shares may only be reinstated if you are a shareholder of Class S shares at the time of reinstatement. You must send a letter to the Transfer Agent, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

OTHER ACCOUNT INFORMATION. If your shares are held in a direct account or in an account held by a financial adviser or platform where the Fund pays shareholder servicing fees to the financial intermediary and the value of your account is below $1,000, the Fund may charge you a fee of $20.00 per account that is determined and assessed annually (see "Small Account Fees" under "Other Information").

OTHER RIGHTS THE FUNDS RESERVE

You should be aware that the Funds may do any of the following:

> withhold 28% of your distributions as federal backup withholding if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

> close your account and send you the proceeds if your balance falls below $500; charge you $20 a year if your account balance falls below $1,000 and redeem shares in the account to cover such fee; in either case, the Funds will give you 90 days' notice so you can either increase your balance or close your account (these policies will apply even in a case where a fall in share price created the low balance).

> reject a new account application if you don't provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days' notice to provide the correct number.

> pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund's net assets, whichever is less.

>    change, add or withdraw various services, fees and account policies.

SMALL ACCOUNT FEES / MANDATORY REDEMPTIONS.

Small Accounts are subject to a Small Account Fee or may be subject to mandatory redemption, as described below. Because of the impact on Fund expenses of maintaining small shareholder accounts, the Funds have set a minimum account size of $1,000 for Fund Classes A, C, I and S ("Fund Minimum").


SMALL ACCOUNT FEES. The Fund may charge an annual $20 Small Account Fee on each account below the Fund Minimum. Small Accounts are Fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The Small Account Fee is assessed on each direct account investor even if the investment is made through an account held by a financial adviser or platform, unless the Fund does not pay any recordkeeping or administrative shareholder servicing fee associated with the maintenance of the underlying investor account. The Small Account Fee is charged by redeeming shares in your account. If the value of your account is $20 or less, then the amount in the account will be exhausted to pay the Small Account Fee and your account will be closed.


The Small Account Fee is deducted from the Fund account only once per calendar year. You will be notified between April and June that the value of your account is less than the Fund investment minimum before any fee is imposed. During the 90 day period you can make an additional investment to bring the value of your account to the Fund investment minimum and the Fund will not impose the Small Account Fee. Payment of this Small Account Fee through the redemption of Fund shares may result in tax consequences to you (consult with your tax adviser).

The Small Account Fee is not charged on, if applicable: (i) accounts of authorized qualified employee benefit plans, IRA accounts, Automatic Investment Plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts; or (ii) accounts that do not have a valid address as evidenced by mail being returned to the Fund or its agents.

Some shareholders who hold accounts in Classes A, C, I and S may have those accounts aggregated for purposes of these calculations. Please contact the Transfer Agent at 1-800-535-2726 for more information.

MANDATORY REDEMPTIONS. In addition, the Fund may redeem all the shares in your account if the net asset value of your account falls below $500 for any reason, including market fluctuation. You will be notified at least 90 days prior to the Fund making an involuntary redemption in order to permit you to bring the value of your account to at least $500 before the Fund makes an involuntary redemption. During the 90 day period you can make an additional investment to bring the value of your account to at least $500. If you do not increase the value to $1,000, the Fund will impose the Small Account Fee (see above). An involuntary redemption of Fund shares may result in tax consequences to you (consult with your tax adviser).

This involuntary redemption will not be made with respect to: (i) accounts of authorized qualified employee benefit plans, IRA accounts, Automatic Investment Plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts; or (ii) accounts that do not have a valid address as evidenced by mail being returned to the Fund or its agents.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the Fund Minimum or low account balance minimum. Nevertheless, the Funds expect that financial intermediaries will comply with the Funds' requirements including applicable investment minimums. In the event that a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

The Funds reserve the right to waive the small account fee to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to change the minimum size of the accounts subject to the small account fee or the mandatory redemption.

FOREIGN INVESTORS

The Funds will generally not accept investments from foreign investors (i.e., foreign financial institutions and other non-U.S. persons). If a Fund does accept such investments from a foreign investor, the Transfer Agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Funds have instructed the Transfer Agent to escalate foreign investors to the Fund's Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the U.S. for a foreign financial institution.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the applicable Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Funds shall have no obligation with respect to the terms of any such document.


Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a time-frame established in the sole discretion of the applicable Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day's price if they are unable to verify your identity.

Attempts to verify your identity will be performed within a time-frame established in the sole discretion of the Funds. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Corporation has adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

UNDERSTANDING DIVIDENDS, DISTRIBUTIONS AND TAXES

In order to avoid federal corporate income tax, each Fund must, among other requirements, distribute to its shareholders virtually all of its net earnings other than net capital gains. A Fund can earn money in two ways: by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. A Fund's earnings are separate from any gains or losses stemming from your own disposition of shares.

The tax treatment of a Fund's distributions to you will depend on the nature of the Fund's income from which the distribution is paid. Dividends paid from a Fund's investment income or from its net short-term capital gain generally are taxed at ordinary income rates. However, dividends paid from a Fund's "qualified dividend income," including dividends the Fund receives from certain foreign corporations, and distributions of net capital gain (the excess of long-term capital gain over short-term capital losses) are currently eligible for taxation at a reduced rate when received by shareholders that are not corporations, provided, in the case of dividends paid from "qualified dividend income," that the shareholder satisfies the applicable holding period and other requirements. The tax treatment of dividends and distributions is the same whether you reinvest them or receive them in cash.

Dividends, interest and, possibly, gains received by a Fund investing outside of the United States may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. For example, Japanese-source dividends and interest that are paid to a Fund will generally be subject to Japanese withholding tax. Under Japanese domestic tax laws and the Japan-United States tax treaty, in the case of dividends on listed Japanese shares paid to a Fund, the withholding tax rate will be 10% and Japanese-source interest paid to a Fund will also generally be subject to Japanese withholding tax at the rate of 10%, although certain exemptions may be available. If a Fund meets certain requirements and so elects, a ratable portion of the amounts of foreign income taxes withheld or paid will generally be taxable to you as a shareholder even though you don't receive them. In that case, you may be able to claim a tax credit or a deduction for your portion of any foreign withholding and income taxes paid by a Fund. Each Fund (other than the High Yield Fund) expects to be able to make this election, although no assurance can be given that they will be able to do so.

Each Fund (except the Global Equity Income Fund and the High Yield Fund) intends to pay dividends and distributions of substantially all of its net income (including any realized net capital gain), if any, to its shareholders annually, and, if necessary, may make additional distributions.

The Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually. It will, if necessary, make additional distributions.

The High Yield Fund intends to declare and pay dividends of all or a portion of its net investment income on a monthly basis to shareholders, and will distribute its realized net capital gain, if any, annually. It will, if necessary, make additional distributions.

Redeeming Fund shares will usually have tax consequences for you (except if you are investing through an IRA or other tax-advantaged account). Your redemption of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how long you owned the shares. In addition, an exchange of a Fund's shares for shares of another Fund will generally be a taxable exchange for federal income tax purposes. Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state, local and non-U.S. tax consequences.

THE FUNDS WILL SEND YOU DETAILED TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the tax category of any dividends or distributions. They also contain certain details on your purchases and redemptions of shares.

Dividends or distributions declared in the last quarter of a given year are included in your taxable income in that year, even though you may not receive the money until the following January.

Your dividends and redemption proceeds will be subject to backup withholding if you are a non-corporate taxpayer and have not provided a taxpayer identification number or social security number, have provided an incorrect number or are otherwise ineligible for an exemption.

If you are neither a tax resident nor a citizen of the United States, or if you are a foreign entity, a Fund's dividends to you will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, dividends paid by a Fund with respect to its taxable years beginning before January 1, 2014 that are derived from qualified net interest income or short-term capital gain and designated by the Fund will not be subject to this withholding tax. In addition, a Fund's distributions of net capital gain will not be subject to this withholding tax.

IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you will receive some of your investment back as a dividend that is taxable to you (unless you are investing through a tax-advantaged retirement account). You can avoid this result by investing after the Fund declares a dividend.

COST BASIS REPORTING. The Fund is required to report to the Internal Revenue Service (the "IRS"), and furnish to Fund shareholders, detailed "cost basis" and "holding period" information for Fund shares acquired on or after January 1, 2012 ("covered shares") that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the "cost basis" of such shares, (ii) the gross proceeds you received on the redemption and (iii) the "holding period" for the redeemed shares. Each Fund's default method for calculating the cost basis of covered shares is based on the average cost of all Fund shares you purchased on or after January 1, 2012 and prior to a particular redemption. If you and your financial or tax advisor determine another calculation method may be more beneficial for your individual tax situation, you may be able to elect another IRS-accepted method by contacting the Funds at 1-800-535-2726.

You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average basis.

You are urged to consult your tax professional and read the discussion under "Taxes" in the SAI before buying or disposing of Fund shares and electing how to receive distributions.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at 1-800-535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

FORM N-1A, ITEM 13 FINANCIAL HIGHLIGHTS INFORMATION

NPF PROSPECTUS, PAGES 84, 97 THROUGH 99

Financial Highlights

This table is designed to help you understand High Yield Fund's financial performance for the year ended September 30, 2013. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.
The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.
The information has been audited by BBD, LLP. The report of BBD, LLP, along with the Fund's financial statements and related notes, appear in the Corporation's annual report to shareholders, which is available upon request (see "To Get More Information" on the back cover).

HIGH YIELD FUND

                                                                                                         PERIOD ENDED
CLASS A                                                                                              SEPTEMBER 30, 2013(a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA NET ASSET VALUE, BEGINNING OF PERIOD                                         $         10.00
Income (loss) from investment operations:
  Net investment income (loss)(b)                                                                                0.50
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                       0.21
     Total income (loss) from investment operations                                                              0.71
Distributions to shareholders from:
  Net investment income                                                                                         (0.48)
  Net realized gains                                                                                               --
     Total distributions                                                                                        (0.48)
Redemption fees(b)                                                                                                 --
NET ASSET VALUE, END OF PERIOD                                                                       $          10.23
Total return (%)(c)(d)                                                                                           7.20*
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                                              $              5
Ratio of expenses before expense reductions (%)(e)                                                               2.82**
Ratio of expenses after expense reductions (%)                                                                   1.10**
Ratio of net investment income (loss) (%)                                                                        6.48**
Portfolio turnover rate (%)                                                                                       148*

                                                                                                         PERIOD ENDED
CLASS C                                                                                              SEPTEMBER 30, 2013(a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA NET ASSET VALUE, BEGINNING OF PERIOD                                         $         10.00
Income (loss) from investment operations:
  Net investment income (loss)(b)                                                                                0.44
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                       0.21
     Total income (loss) from investment operations                                                              0.65
Distributions to shareholders from:
  Net investment income                                                                                         (0.42)
  Net realized gains                                                                                               --
     Total distributions                                                                                        (0.42)
Redemption fees(b)                                                                                                 --
NET ASSET VALUE, END OF PERIOD                                                                       $          10.23
Total return (%)(c)(d)                                                                                           6.63*
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                                              $              2
Ratio of expenses before expense reductions (%)(e)                                                               3.67**
Ratio of expenses after expense reductions (%)                                                                   1.85**
Ratio of net investment income (loss) (%)                                                                        5.77**
Portfolio turnover rate (%)                                                                                       148*


*    Not Annualized.

**   Annualized.

(a)  Fund commenced operations on December 27, 2012.

(b)  Calculated based on average shares outstanding during the period.

(c) Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)  Total Return does not include the effects of sales charges.

(e) Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.


                                                                                                         PERIOD ENDED
CLASS I                                                                                              SEPTEMBER 30, 2013(a)
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA NET ASSET VALUE, BEGINNING OF PERIOD                                         $          10.00
Income (loss) from investment operations:
  Net investment income (loss)(b)                                                                                0.51
  Net realized and unrealized gain (loss) on investments and foreign currency transactions                       0.22
     Total income (loss) from investment operations                                                              0.73
Distributions to shareholders from:
  Net investment income                                                                                         (0.50)
  Net realized gains                                                                                             --
     Total distributions                                                                                        (0.50)
Redemption fees(b)                                                                                                 --(e)
NET ASSET VALUE, END OF PERIOD                                                                       $          10.23
Total return (%)(c)                                                                                              7.39*
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                                              $             48
Ratio of expenses before expense reductions (%)(d)                                                               2.60**
Ratio of expenses after expense reductions (%)                                                                   0.85**
Ratio of net investment income (loss) (%)                                                                        6.71**
Portfolio turnover rate (%)                                                                                       148*

*    Not Annualized.

**   Annualized.

(a)  Fund commenced operations on December 27, 2012.

(b)  Calculated based on average shares outstanding during the period.

(c) Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d) Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

(e)  Amount represents less than $0.01 per share.

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. These include commentary from the Funds' management team about recent market conditions and the effects of the Funds' strategies on its performance. They also have detailed performance figures, a list of everything the Funds own, and the Funds' financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). This tells you more about the Funds' features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this Prospectus).

The Funds' most recent Annual and Semi-Annual reports and Statement of Additional Information are available, free of charge, by calling 1-800-535-2726 or on the Corporation's website at WWW.NOMURAPARTNERSFUNDS.COM. The Corporation's prior website address WWW.THEJAPANFUND.COM may also be used to access the Corporation's website. These documents and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site at WWW.SEC.GOV. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to PUBLICINFO@SEC.GOV or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Funds, including the Funds' SAI, at the SEC's Public Reference Room in Washington, D.C.

Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

--------------------------------------------------------------------------------
TO MAKE INVESTMENTS                        SEC
--------------------------------------------------------------------------------
Nomura Partners Funds, Inc.                Public Reference Section
P.O. Box 55760                             100 F Street,
Boston, MA 02205-8005                      N.E. Washington, D.C. 20549-1520
WWW.NOMURAPARTNERSFUNDS.COM                WWW.SEC.GOV
1-800-535-2726                             1-202-551-8090
--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the related SAI.

                                                                 DISTRIBUTED BY:
                                                     Foreside Fund Services, LLC
                                                    Three Canal Plaza, Suite 100
                                                              Portland, ME 04101
                                                               WWW.FORESIDE.COM

--------------------------------------------------------------------------------
SEC INVESTMENT COMPANY ACT FILE NUMBER:
--------------------------------------------------------------------------------
Nomura Partners Funds, Inc.                                      811-01090
--------------------------------------------------------------------------------

Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712 www.nomurapartnersfunds.com

                      THE ADVISORS' INNER CIRCLE FUND III

                   NOMURA HIGH YIELD FUND -- CLASS I (NPHIX)

          STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 13, 2014

This Statement of Additional Information (the "REORGANIZATION SAI") relates to the reorganization (the "REORGANIZATION") of the High Yield Fund, a series of Nomura Partners Funds, Inc., a Maryland corporation (the "EXISTING FUND") into the Nomura High Yield Fund, a series of The Advisors' Inner Circle Fund III, a Delaware statutory trust (the "NEW FUND").

This Reorganization SAI contains information that may be of interest to shareholders of the Existing Fund relating to the Reorganization, but which is not included in the Proxy Statement/Prospectus dated November 13, 2014 (the "PROXY STATEMENT/PROSPECTUS"). As described in the Proxy Statement/Prospectus, pursuant to the Reorganization, the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund with a value equal to the value of the Existing Fund's assets net of liabilities, and for assumption by the New Fund of certain liabilities of the Existing Fund. As soon as possible thereafter, the New Fund will issue Class I shares to the holders of Class A, Class C and Class I shares of the Existing Fund in the subsequent, complete liquidation of the Existing Fund.

This Reorganization SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. You can obtain a free copy of the Proxy Statement/Prospectus at www.nomurapartnersfunds.com or by contacting an Existing Fund representative at: 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS REORGANIZATION SAI OR IN THE PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EITHER THE EXISTING FUND OR THE NEW FUND.

                                     SAI-1

                               TABLE OF CONTENTS

                                                                     PAGE

Additional Information About the Existing Fund ..................... SAI-3
Additional Information About the New Fund .......................... SAI-3
Financial Statements ............................................... SAI-3
     Incorporation by Reference .................................... SAI-3
     Unaudited PRO FORMA Combined Financial Statements ............. SAI-3


                                     SAI-2

ADDITIONAL INFORMATION ABOUT THE EXISTING FUND

Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Nomura Partners Funds, Inc. dated January 28, 2014 (SEC Accession No. 0001193125-14-024512, as filed with the Securities and Exchange Commission (the "SEC").

ADDITIONAL INFORMATION ABOUT THE NEW FUND

Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund III dated November 4, 2014 (SEC Accession No. 0001135428-14-000692, as filed with the
SEC).

FINANCIAL STATEMENTS

INCORPORATION BY REFERENCE

EXISTING FUND: This Reorganization SAI incorporates by reference (i) the annual report of the Existing Fund for the fiscal year ended September 30, 2013, filed with the SEC on December 5, 2013 (SEC Accession No. 0001193125-13-463426); and
(ii) the semi-annual report of the Existing Fund for the fiscal period ended March 31, 2014, filed with the SEC on June 4, 2014 (SEC Accession No. 0001193125-14-225224).

NEW FUND: The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Under the Agreement and Plan of Reorganization, the Existing Fund is proposed to be reorganized into the New Fund. Pro forma financial information has not been prepared for the Reorganization because the New Fund is a newly organized shell series with no assets or liabilities that will commence investment operations upon completion of the reorganization and continue the operations of the Existing Fund. The Existing Fund will be the accounting survivor after the reorganization.

                                     SAI-3